MASTER AGREEMENT


                           Dated as of April 30, 2001


                                      among

                               RUBY TUESDAY, INC.,
                            as Lessee and Guarantor,


                   ATLANTIC FINANCIAL GROUP, LTD., as Lessor,

             CERTAIN FINANCIAL INSTITUTIONS PARTY HERETO, as Lenders

                                       and

                             SUNTRUST BANK, as Agent








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                                TABLE OF CONTENTS

                                                                       Page

SECTION 1............................DEFINITIONS; INTERPRETATION        1

SECTION 2    ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
             NATURE OF TRANSACTION......................................2
     SECTION 2.1    Agreement to Acquire, Construct, Fund and Lease.....2
     SECTION 2.2    Fundings of Purchase Price, Development Costs
                              and Construction Costs....................2
     SECTION 2.3    Funded Amounts and Interest and Yield Thereon;
                              Unused Fee................................4
     SECTION 2.4    Lessee Owner for Tax Purposes.......................5
     SECTION 2.5    Amounts Due Under Lease.............................6

SECTION 3........................CONDITIONS PRECEDENT; DOCUMENTS        6
     SECTION 3.1    Conditions to the Obligations of the Funding
                    Parties on each Closing Date........................6
     SECTION 3.2    Additional Conditions for the Initial Closing Date.10
     SECTION 3.3    Conditions to the Obligations of Lessee............12
     SECTION 3.4    Conditions to the Obligations of the Funding
                    Parties on each Funding Date.......................12
     SECTION 3.5    Completion Date Conditions.........................13

SECTION 4 ......................................REPRESENTATIONS        15
     SECTION 4.1    Representations of Lessee..........................15
     SECTION 4.2    Representations of the Lessor......................19
     SECTION 4.3    Representations of each Lender.....................21

SECTION 5................COVENANTS OF THE LESSEE AND THE LESSOR        21
     SECTION 5.1    Financial Statements and Other Information.........21
     SECTION 5.2    Notices of Material Events.........................23
     SECTION 5.3    Existence; Conduct of Business.....................23
     SECTION 5.4    Compliance with Laws, Etc..........................24
     SECTION 5.5    Payment of Obligations.............................24
     SECTION 5.6    Books and Records..................................24
     SECTION 5.7    Visitation, Inspection, Etc........................24
     SECTION 5.8    Maintenance of Properties; Insurance...............24
     SECTION 5.9    Use of Proceeds....................................24
     SECTION 5.10   Additional Subsidiaries; Additional Guaranties.....25
     SECTION 5.11   Minimum Fixed Charge Coverage Ratio................25
     SECTION 5.12   Maximum Adjusted Total Debt to EBITDAR Ratio.......25
     SECTION 5.13   Maximum Adjusted Total Debt to Adjusted Total
                    Capital Ratio......................................25
     SECTION 5.14   Indebtedness.......................................26
     SECTION 5.15   Negative Pledge....................................27
     SECTION 5.16   Fundamental Changes................................27
     SECTION 5.17   Investments, Loans, Etc............................28
     SECTION 5.18   Restricted Payments................................29
     SECTION 5.19   Sale of Assets.....................................29
     SECTION 5.20   Transactions with Affiliates.......................30
     SECTION 5.21   Restrictive Agreements.............................30
     SECTION 5.22   Sale and Leaseback Transactions....................30
     SECTION 5.23   Hedging Agreements.................................31
     SECTION 5.24   Amendment to Material Documents....................31
     SECTION 5.25   Accounting Changes.................................31
     SECTION 5.26   ERISA..............................................31
     SECTION 5.27   Further Assurances.................................31
     SECTION 5.28   Additional Required Appraisals.....................32
     SECTION 5.29   Lessor's Covenants.................................32

SECTION 6.......................TRANSFERS BY LESSOR AND LENDERS        33
     SECTION 6.1    Lessor Transfers...................................33
     SECTION 6.2    Lender Transfers...................................33

SECTION 7.......................................INDEMNIFICATION        35
     SECTION 7.1    General Indemnification............................35
     SECTION 7.2    Environmental Indemnity............................37
     SECTION 7.3    Proceedings in Respect of Claims...................38
     SECTION 7.4    General Tax Indemnity..............................40
     SECTION 7.5    Increased Costs, etc...............................45
     SECTION 7.6    End of Term Indemnity..............................49
SECTION 8.........................................MISCELLANEOUS        50
     SECTION 8.1    Survival of Agreements.............................50
     SECTION 8.2    Notices............................................50
     SECTION 8.3    Counterparts.......................................50
     SECTION 8.4    Amendments.........................................50
     SECTION 8.5    Headings, etc......................................52
     SECTION 8.6    Parties in Interest................................52
     SECTION 8.7    GOVERNING LAW......................................52
     SECTION 8.8    Expenses...........................................52
     SECTION 8.9    Severability.......................................52
     SECTION 8.10   Liabilities of the Funding Parties; Sharing of
                    Payments...........................................52
     SECTION 8.11   Submission to Jurisdiction; Waivers................53
     SECTION 8.12   Liabilities of the Agent...........................54

APPENDIX A                Definitions and Interpretation


                                    SCHEDULES

SCHEDULE 2.2                 Commitments
SCHEDULE 4.1(n)              Subsidiaries
SCHEDULE 5.14                Indebtedness
SCHEDULE 5.15                Liens
SCHEDULE 5.17                Investments
SCHEDULE 8.2                 Notice Information


                                    EXHIBITS

EXHIBIT A             Form of Funding Request
EXHIBIT B             Form of Assignment of Lease and Rents
EXHIBIT C             Form of Security Agreement and Assignment
EXHIBIT D             Form of Mortgage
EXHIBIT E             Form of Payment Date Notice
EXHIBIT F             Form of Assignment and Assumption Agreement
EXHIBIT G             Forms of Opinions of Counsel
EXHIBIT H             Form of Lessee Certification of Construction Completion
EXHIBIT I             Form of Subsidiary Guaranty Agreement
EXHIBIT J             Form of Indemnity, Subrogation and Contribution Agreement

                                MASTER AGREEMENT



         THIS MASTER AGREEMENT, dated as of April 30, 2001 (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Master Agreement"), is among RUBY TUESDAY, INC., a Georgia corporation ("Lessee"); ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions party hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"), and SUNTRUST BANK, a Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

         In accordance with the terms and provisions of this Master Agreement, the Lease, the Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring Land identified by the Lessee from time to time, and leasing such Land to the Lessee, (ii) the Lessee, as Construction Agent for the Lessor, wishes to construct Buildings on such Land for the Lessor and, when completed, to lease such Buildings from the Lessor as part of the Leased Properties under the Lease, (iii) the Lessee, as Construction Agent, wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and the construction of Buildings, (iv) the Lessor wishes to obtain, and Lenders are willing to provide, from time to time, financing of a portion of the funding of the acquisition of the Land and the construction of the Buildings, and (v) the Lessee is willing to provide its Guaranty Agreement to the Lenders and the Lessor.

         In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Master Agreement.


                                    SECTION 2
                 ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                              NATURE OF TRANSACTION

         SECTION 2.1       Agreement to Acquire, Construct, Fund and Lease.
                           -----------------------------------------------

                  (a) Land. Subject to the terms and conditions of this Master Agreement, with respect to each parcel of Land identified by the Lessee, on the related Closing Date (i) the Lessor agrees to acquire such interest in the related Land from the applicable Seller as is transferred, sold, assigned and conveyed to the Lessor pursuant to the applicable Purchase Agreement or to lease such interest in the related Land from the applicable Ground Lessor as is leased to the Lessor pursuant to the applicable Ground Lease, (ii) the Lessor hereby agrees to lease, or sublease, as the case may be, such Land to the Lessee pursuant to the Lease, and (iii) the Lessee hereby agrees to lease, or sublease, as the case may be, such Land from the Lessor pursuant to the Lease.

                  (b) Building. With respect to each parcel of Land, subject to the terms and conditions of this Master Agreement, from and after the Closing Date relating to such Land (i) the Construction Agent agrees, pursuant to the terms of the Construction Agency Agreement, to construct and install the Building on such Land for the Lessor prior to the Scheduled Construction Termination Date, (ii) the Lenders and the Lessor agree to fund all or a portion of the costs of such construction and installation (and interest and yield thereon during the applicable Construction Term), (iii) the Lessor shall lease, or sublease, as the case may be, such Building as part of such Leased Property to the Lessee pursuant to the Lease, and (iv) the Lessee shall lease, or sublease, as the case may be, such Building from the Lessor pursuant to the Lease.

         SECTION 2.2 Fundings of Purchase Price, Development Costs and Construction Costs.
                           -----------------------------------------------------

                  (a) Initial Funding and Payment of Purchase Price for Land and Development Costs on Closing Date. Subject to the terms and conditions of this Master Agreement, on the Closing Date for any Land, each Lender shall make available to the Lessor its Loan with respect to such Land in an amount equal to the product of such Lender's Commitment Percentage times the purchase price for the Land, if applicable, and the development, transaction and closing costs incurred by the Lessee through such Closing Date with respect to such Leased Property, which funds the Lessor shall use, together with the Lessor's own funds in an amount equal to the product of the Lessor's Commitment Percentage times the purchase price, if applicable, for the related Land and the development, transaction and closing costs incurred by the Lessee, as agent, through such Closing Date with respect to such Leased Property, to purchase the Land from the applicable Seller pursuant to the applicable Purchase Agreement or lease the Land from the applicable Ground Lessor pursuant to the applicable Ground Lease and to reimburse the Lessee for the amount of such development, transaction and closing costs, and the Lessor shall lease, or sublease, as the case may be, such Land to the Lessee pursuant to the Lease.

                  (b) Subsequent Fundings and Payments of Construction Costs during Construction Term. Subject to the terms and conditions of this Master Agreement, on each Funding Date following the Closing Date for each parcel of Land until the related Construction Term Expiration Date, (i) each Lender shall make available to the Lessor a Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of Funding requested by the Lessee for such Funding Date, which funds the Lessor hereby directs the Lender to pay over to the Lessee as set forth in paragraph (d), and (ii) the Lessor shall pay over to the Lessee its own funds (which shall constitute a part of and an increase in the Lessor's Invested Amount with respect to such Leased Property) in an amount equal to the product of the Lessor's Commitment Percentage times the amount of Funding requested by the Lessee for such Funding Date.

                  (c) Aggregate Limits on Funded Amounts. The aggregate amount that the Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement and the Loan Agreement shall not exceed (x) with respect to each Leased Property the costs of purchase and construction of such Leased Property and the related closing and financing costs, or (y) $50,000,000 in the aggregate for all Leased Properties; provided, however, that in the event that the Lessee exercises a Partial Purchase Option, the amount set forth in this clause (y) shall be reinstated to the extent of the Funded Amounts paid by the Lessee in connection with such Partial Purchase Option. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and (ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

                  (d) Notice, Time and Place of Fundings. With respect to each Funding, the Lessee shall give the Lessor and the Agent an irrevocable prior written notice not later than 11:00 a.m., Atlanta, Georgia time, three Business Days prior to the proposed Closing Date or other Funding Date, as the case may be, pursuant, in each case, to a funding request in the form of Exhibit A (a "Funding Request"), specifying the Closing Date or subsequent Funding Date, as the case may be, the amount of Funding requested, whether such Funding shall be a LIBOR Advance, a Base Rate Advance or a combination thereof and the Rent Period(s) therefor. The Agent shall notify the Lenders of a requested Funding on the day the Agent receives the related Funding Request if the Agent receives such Funding Request on or before 11:00 a.m., Atlanta, Georgia time; if the Agent receives a Funding Request after such time, it shall promptly notify the Lenders thereof, but in any event by close of business on the next Business Day. All documents and instruments required to be delivered on such Closing Date pursuant to this Master Agreement shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Lessor, the Lessee and the Agent. Each Funding shall occur on a Business Day and shall be in an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof. All remittances made by any Lender and the Lessor for any Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the Lessee, with receipt by the Lessee not later than 12:00 noon, Atlanta, Georgia time, on the applicable Funding Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in Section 3; such funds shall (1) in the case of the initial Funding on a Closing Date, be used to pay the purchase price to the applicable Seller for the related Land and pay the Lessee development, transaction and closing costs related to such Land, and (2) in the case of each subsequent Funding be paid to the Lessee as the Construction Agent, for the payment or reimbursement of Construction costs.

                  (e) Lessee's Deemed Representation for Each Funding. Each Funding Request by the Lessee shall be deemed a reaffirmation of the Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation by the Lessee to the Lessor, the Agent, and the Lenders that on the proposed Closing Date or Funding Date, as the case may be, (i) the amount of Funding requested represents amounts owing in respect of the purchase price of the related Land and development, transaction and closing costs in respect of the Leased Property (in the case of the initial Funding on a Closing
Date) or amounts that are then due to third parties in respect of the Construction, or amounts paid by the Lessee to third parties in respect of the Construction for which the Lessee has not previously been reimbursed by a Funding (in the case of any Funding), (ii) no Event of Default or Potential Event of Default exists, and (iii) the representations of the Lessee set forth in Section 4.1 are true and correct in all material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (f) Not Joint Obligations. Notwithstanding anything to the contrary set forth herein or in the other Operative Documents, each Lender's and the Lessor's Commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding, or to fund amounts in the aggregate in excess of such Funding Party's Commitment.

                  (g) Non-Pro Rata Fundings. Notwithstanding anything to the contrary set forth in this Master Agreement, at the Agent's option, Fundings may be made by drawing on the Lessor's Commitment until such Commitment is fully funded before drawing on the Lenders' Commitments. In such event, when the Lessor's Commitment is fully funded, the Lenders will fund, on a pro rata basis as among themselves, 100% of the amount of the Fundings thereafter. In no event shall any Funding Party have any obligation to fund any amount hereunder in excess of the amount of such Funding Party's Commitment.

         SECTION 2.3  Funded Amounts and Interest and Yield Thereon; Unused Fee.
                      ---------------------------------------------------------

                  (a) The Lessor's Invested Amount for any Leased Property outstanding from time to time shall accrue yield ("Yield") at the Lessor Rate, computed using the actual number of days elapsed and a 360 day year. If all or a portion of the principal amount of or Yield on the Lessor's Invested Amounts shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under the Lease, to the maximum extent permitted by law, accrue Yield at the Overdue Rate, from the date of nonpayment until paid in full (both before and after judgment).

                  (b) Each Lender's Funded Amount for any Leased Property outstanding from time to time shall accrue interest as provided in the Loan Agreement.

                  (c) During the Construction Term, in lieu of the payment of accrued interest, on each Payment Date, each Lender's Funded Amount in respect of a Construction Land Interest shall automatically be increased by the amount of interest accrued and unpaid on the related Loans pursuant to the Loan Agreement during the Rent Period ending immediately prior to such Payment Date. Similarly, in lieu of the payment of accrued Yield, on each Payment Date, the Lessor's Invested Amount in respect of such Construction Land Interest shall automatically be increased by the amount of Yield accrued on the Lessor's Invested Amount in respect of such Land during the Rent Period ending immediately prior to such Payment Date. Such increases in Funded Amounts shall occur without any disbursement of funds by the Funding Parties.

                  (d) Three Business Days prior to the last day of each Rent Period, the Lessee shall deliver to the Lessor and the Agent a notice substantially in the form of Exhibit E (each, a "Payment Date Notice"), appropriately completed, specifying the allocation of the Funded Amounts related to such Rent Period to LIBOR Advances and Base Rate Advances and the Rent Periods therefor, provided that no such allocation shall be in an amount less than $500,000. Each such Payment Date Notice shall be irrevocable. If no such notice is given, the Funded Amounts shall be allocated to a LIBOR Advance with a Rent Period of three (3) months.

                  (e) Lessor hereby agrees to pay to each Funding Party an unused fee for each day from the date hereof until the Funding Termination Date equal to (i) the Applicable Fee Margin per annum times (ii) the difference between such Funding Party's Commitment and its outstanding Lessor's Invested Amount or the principal of its outstanding Loans, as applicable, times (iii) 1/360. Such unused fee shall be payable with the proceeds of Advances in arrears on each Quarterly Payment Date and on the Funding Termination Date; on each such Quarterly Payment Date and on the Funding Termination Date, each Funding Party's Funded Amount shall be automatically increased by its Commitment Percentage of the aggregate unused fee due on such date pursuant to this Section 2.3(e).

                  (f) If the increase in the Funded Amounts to be effected pursuant to Section 2.3(c) or (e) above would cause any Funding Party's Funded Amount to exceed its Commitment, such increase shall not be made and Lessee may, at its option, pay such amount. If Lessee does not choose to pay such amount, such event shall constitute a Construction Agency Event of Default.

         SECTION 2.4 Lessee Owner for Tax Purposes. With respect to each Leased Property, it is the intent of the Lessee and the Funding Parties that for federal, state and local tax purposes (A) the Lessee owns such Leased Property and will be entitled to all tax benefits ordinarily available to an owner of property similar to such Leased Property, (B) the Lease will be treated as a financing arrangement, and (C) the Lessor will be treated as a lender making loans to the Lessee. Each of the Lessee and each Funding Party agrees to file tax returns consistent with such intent. Nevertheless, the Lessee acknowledges and agrees that no Funding Party or any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that the Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

         SECTION 2.5 Amounts Due Under Lease. Lessor hereby directs Lessee to, and Lessee agrees to, pay all Basic Rent, Leased Property Balances, Lease Balance, Recourse Deficiency Amount and all other amounts due to the Lessor under the Lease and the Construction Agency Agreement to the Agent for distribution pursuant to Section 3 of the Loan Agreement. With respect to each Leased Property, anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee and the Funding Parties that:
(i) the amount and timing of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable with respect to interest on, and principal of, the Loans in respect of such Leased Property and Yield on, and principal of, the Lessor's Invested Amounts, if any, in respect of such Leased Property on each Payment Date; (ii) if the Lessee elects the Purchase Option or the Partial Purchase Option with respect to a Leased Property or becomes obligated to purchase such Leased Property under the Lease or the Construction Agency Agreement, the Funded Amounts in respect of such Leased Property, all interest and Yield thereon and all other obligations of the Lessee owing to the Funding Parties in respect of the Leased Property shall be paid in full by the Lessee, (iii) if the Lessee properly elects the Remarketing Option, the principal amount of, and accrued interest on, the A Loans in respect of such Leased Property, will be paid out of the Recourse Deficiency Amount, and the Lessee shall only be required to pay to the Lenders in respect of the principal amount of the B Loans in respect of such Leased Property and to the Lessor in respect of the Lessor's Invested Amounts in respect of such Leased Property, the proceeds of the sale of such Leased Property; and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase such Leased Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Loans in respect of such Leased Property, and accrued interest thereon, the Lessor's Invested Amounts in respect of such Leased Property and accrued Yield thereon and all other obligations of the Lessee owing to the Funding Parties in respect of such Leased Property.


                                    SECTION 3
                         CONDITIONS PRECEDENT; DOCUMENTS

         SECTION 3.1 Conditions to the Obligations of the Funding Parties on each Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the Closing Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to such Closing Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section
3.1 which are required to be performed by such Funding Party:

                  (a)      Documents.  The following documents shall have been
                           ---------
executed and delivered by the respective parties thereto:

                           (i) Deed and Purchase Agreement; Ground Lease. The
                  related original Deed duly executed by the applicable Seller and in recordable form, and copies of the related Purchase Agreement, duly executed by such Seller and the Lessor, shall each have been delivered to the Agent by the Lessee, with copies thereof to each other Funding Party, or the related Ground Lease duly executed by the Lessor and the related Ground Lessor shall have been delivered to the Agent, with copies thereof to each other Funding Party, as applicable (it being understood, that each Purchase Agreement and each Ground Lease shall be satisfactory in form and substance to the Lessor and the Lenders).

                           (ii)     Lease  Supplement.  The original of the
                                    -----------------
                  related Lease Supplement, duly executed by the Lessee and the Lessor and in recordable form, shall have been delivered to the Agent by the Lessee.

                           (iii) Mortgage and Assignment of Lease and Rents.
                  Counterparts of the Mortgage (substantially in the form of Exhibit D attached hereto), duly executed by the Lessor and in recordable form, shall have been delivered to the Agent (which Mortgage shall secure all of the debt to the Agent unless such mortgage is subject to a tax based on the amount of indebtedness secured thereby, in which case the amount secured will be limited to debt in an amount equal to 125% of the projected cost of acquisition and construction of such Leased Property); and the Assignment of Lease and Rents (substantially in the form of Exhibit B attached hereto) in recordable form, duly executed by the Lessor, shall have been delivered to the Agent by the Lessor.

                           (iv) Security Agreement and Assignment; Construction
                  Agency Supplement. Counterparts of the Security Agreement and Assignment (substantially in the form of Exhibit C attached hereto), duly executed by the Lessee, with an acknowledgment and consent thereto satisfactory to the Lessor and the Agent duly executed by the related General Contractor and the related Architect, as applicable, and complete copies of the related Construction Contract and the related Architect's Agreement certified by the Lessee, shall have been delivered to the Lessor and the Agent (it being understood and agreed that if no related Construction Contract or Architect's Agreement exists on such Closing Date, such delivery shall not be a condition precedent to the Funding on such Closing Date, and in lieu thereof the Lessee shall deliver complete copies of such Security Agreement and Assignment and consents concurrently with the Lessee's entering into such contracts). Counterparts of the supplement to the Construction Agency Agreement for such Leased Property, duly executed by the Construction Agent and the Lessor, shall have been delivered to the Agent.

                           (v) Survey. The Lessee shall have delivered, or shall
                  have caused to be delivered, to the Lessor and the Agent, at the Lessee's expense, an accurate survey certified to the Lessor and the Agent in a form reasonably satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent and prepared within ninety (90) days of the Closing Date by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall
                  (1) be acceptable to the Title Insurance Company for the purpose of providing extended coverage to the Lessor and a lender's comprehensive endorsement to the Agent, (2) show no encroachments on such Land by structures owned by others, and no encroachments from any part of such Leased Property onto any land owned by others, and (3) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title Insurance Company, and be reasonably acceptable to each such Person.

                           (vi) Title and Title Insurance. On such Closing Date,
                  the Lessor shall receive from a title insurance company acceptable to the Lessor and the Agent an ALTA Owner's Policy of Title Insurance issued by such title insurance company and the Agent shall receive from such title insurance company an ALTA Mortgagee's Policy of Title Insurance issued by such title insurance company, in each case, in the amount of the projected cost of acquisition and construction of such Leased Property, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "Title Policy"). The Title Policy shall be dated as of the Closing Date, and, to the extent permitted under Applicable Law, shall include a pending disbursements clause reasonably satisfactory to the Lessor and the Agent and coverage over the creditors' rights exclusion and the general exceptions to such policy, and shall contain such affirmative endorsements as to mechanic's liens, easements and rights-of-way, encroachments, the non-violation of covenants and restrictions, survey matters and other matters as the Lessor or the Agent shall reasonably request.

                           (vii) Appraisal. Unless the Lessee shall have
                  previously delivered to the Agent Appraisals with respect to Leased Properties that are expected by the Lessee, based on reasonable estimates, to have an aggregate Leased Property Balance in excess of $15,000,000, each Funding Party shall have received a report of the Appraiser (an "Appraisal"), paid for by the Lessee, which shall meet the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, shall be satisfactory to such Funding Party and shall state in a manner satisfactory to such Funding Party the estimated "as vacant" value of such Land and the Building to be constructed thereon. Such Appraisal must show that (1) the estimated Fair Market Sales Value of the Leased Property (determined as if the Building had already been completed in accordance with the related Plans and Specifications and by excluding from such value the amount of assessments on such Leased Property) at the commencement of the Lease Term with respect thereto is equal to the projected cost of acquisition and construction of such Leased Property, and (2) the "as vacant" value described above is at least 45% of the total cost of the Leased Property, including the trade fixtures, equipment and personal property utilized in connection with the Leased Property and to be funded by the Funding Parties. Upon request by the Lessee, the Funding Parties agree to waive delivery on such Closing Date of an Appraisal, provided that no subsequent Funding with respect to such Leased Property shall occur until such Appraisal has been delivered.

                           (viii) Environmental Audit and related Reliance
                  Letter. The Lessor and the Agent shall have received an Environmental Audit for such Leased Property, which shall not include a recommendation for further investigation and is otherwise satisfactory to the Lessor and the Agent; and the firm that prepared the Environmental Audit for such Leased Property shall have delivered to the Lessor and the Agent a letter (substantially in the form of Exhibit F attached hereto) stating that the Lessor, the Agent and the Lenders may rely upon such firm's Environmental Audit of such Land, it being understood that the Lessor's and the Agent's acceptance of any such Environmental Audit shall not release or impair the Lessee's obligations under the Operative Documents with respect to any environmental liabilities relating to such Leased Property.

                           (ix) Evidence of Insurance. The Lessor and the Agent
                  shall have received from the Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the Lease (including the naming of the Lessor, the Agent and the Lenders as additional insured or loss payee with respect to such insurance), in form and substance reasonably satisfactory to the Lessor and the Agent.

                           (x) UCC Financing Statement; Recording Fees; Transfer
                  Taxes. Each Funding Party shall have received satisfactory evidence of (i) the execution and delivery to Agent of a UCC-1 and, if required by applicable law, UCC-2 financing statement to be filed with the Secretary of State of the applicable State (or other appropriate filing office) and the county where the related Land is located, respectively, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to perfect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of the related Deed, the Lease, the related Lease Supplement, the related Mortgage and the related Assignment of Lease and Rents.

                           (xi) Opinions. The opinion of local counsel for the
                  Lessee qualified in the jurisdiction in which such Leased Property is located, substantially in the form set forth in Exhibit G-2 attached hereto, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders, and to the extent requested by the Agent, opinions supplemental to those delivered under Section 3.2(vii) and reasonably satisfactory to the Agent shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders.

                           (xii) Good Standing Certificates. The Agent shall
                  have received good standing certificates for the Lessor and the Lessee from the appropriate offices of the state where the related Land is located.

                  (b) Litigation. No action or proceeding shall have been instituted or threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely to materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which could reasonably be expected to result in a Material Adverse Effect.

                  (c) Legality. In the opinion of such Funding Party or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Funding Party to participate in any of the transactions contemplated by the Operative Documents.

                  (d) No Events. (i) No Event of Default, Potential Event of Default, Event of Loss or Event of Taking relating to such Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since June 4, 2000.

                  (e) Representations. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (f)      Cutoff Date.  No Closing Date shall occur after the
                           -----------
                           Funding Termination Date.


                  (g)      Rejection.  The Agent shall not have  rejected  such
                           ---------
                           Leased Property for inclusion in the Transaction by written notice to the Lease.

         SECTION 3.2 Additional Conditions for the Initial Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the initial Closing Date shall be subject to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the initial Closing Date of the following conditions precedent in addition to those set forth in Section 3.1, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed by such Funding Party:

                           (i) Guaranty; Subsidiary Guaranty Agreement.
                  Counterparts of the Guaranty Agreement, duly executed by the Lessee, shall have been delivered to each Funding Party. Counterparts of the Subsidiary Guaranty Agreement and Indemnity, Subrogation and Contribution Agreement duly executed by the Subsidiary Guarantors, shall have been delivered to each Funding Party.

                           (ii) Loan Agreement; Notes. Counterparts of the Loan
                  Agreement, duly executed by the Lessor, the Agent and each Lender shall have been delivered to each of the Lessor and the Agent. An A Note and a B Note, duly executed by the Lessor, shall have been delivered to the Agent.

                           (iii) Master Agreement.  Counterparts  of this Master
                  Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

                           (iv) Construction Agency Agreement. Counterparts of the Construction Agency Agreement, duly executed by the parties thereto shall have been delivered to each of the parties hereto.

                           (v) Lease. Counterparts of the Lease, duly executed
                  by the Lessee and the Lessor, shall have been delivered to each Funding Party and the original, chattel paper copy of the Lease shall have been delivered to the Agent.

                           (vi) Lessee's Resolutions and Incumbency Certificate,
                  etc. Each of the Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of the Lessee and each other Obligor, attaching and certifying as to (i) the Board of Directors' (or appropriate committee's) resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its articles or certificate of incorporation or certificate of formation, certified as of a recent date by the Secretary of State of the state of its incorporation and (iv) its by-laws, and (y) good standing certificates for the Lessee or such other Obligor from the appropriate offices of the States of such Person's incorporation or organization and principal place of business.

                           (vii) Opinions of Counsel. The opinion of Powell
                  Goldstein Frazer & Murphy LLP and of in-house counsel to Lessee and the other Obligors, each dated the initial Closing Date, substantially in the forms set forth in Exhibit G-1 attached hereto, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders. The opinion of Brown McCarroll & Oakes Hartline, LLP, counsel to Lessor, dated the initial Closing Date, substantially in the form set forth in Exhibit G-3 attached hereto, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered to each of the Agent and the Lenders.

                           (viii) Good Standing Certificate. The Agent shall have received a good standing certificate for the Lessor and the General Partner from the appropriate offices of the State of Texas.

                           (ix) Lessor's Consents and Incumbency Certificate,
                  etc. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the General Partner of the Lessor attaching and certifying as to (i) the consents of the partners of the Lessor duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, and (iii) the Partnership Agreement.

                           (x) Credit Agreement Commitments. The Aggregate Revolving Credit Commitments (as defined in the Credit Agreement) under the Credit Agreement shall have been reduced to $50,000,000.

         SECTION 3.3 Conditions to the Obligations of Lessee. The obligations of the Lessee to lease a Leased Property from the Lessor are subject to the fulfillment on the related Closing Date to the satisfaction of, or waiver by, the Lessee, of the following conditions precedent:

                  (a) General Conditions. The conditions set forth in Sections
3.1 and 3.2 that require fulfillment by the Lessor or the Lenders shall have been satisfied, including the delivery of good standing certificates by the Lessor pursuant to Sections 3.1(a)(xiv) and 3.2(b)(viii) and the delivery of an opinion of counsel for the Lessor pursuant to Section 3.2(b)(vii).

                  (b) Legality. In the opinion of the Lessee or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for the Lessee to participate in any of the transactions contemplated by the Operative Documents.

                  (c) Purchase Agreement; Ground Lease. The Purchase Agreement and, if applicable, the Ground Lease with respect to such Leased Property shall be reasonably satisfactory to the Lessee.

         SECTION 3.4 Conditions to the Obligations of the Funding Parties on each Funding Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on each Funding Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) on or prior to each such Funding Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.4 which are required to be performed by such Funding Party:

                  (a) Funding Request. The Lessor and the Agent shall have received from the Lessee the Funding Request therefor pursuant to
Section 2.2(d).

                  (b) Condition Fulfilled. As of such Funding Date, the condition set forth in Section 3.1(d)(i) shall have been satisfied.

                  (c) Representations. As of such Funding Date, both before and after giving effect to the Funding requested by the Lessee on such date, the representations and warranties that the Lessee is deemed to make pursuant to
Section 2.2(e) shall be true and correct in all material respects on and as of such Funding Date as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (d) No Bonded Stop Notice or Filed Mechanics Lien. As of each Funding Date, and as to any Funded Amount requested for any Leased Property on each such Funding Date, (i) neither the Lessor, the Agent nor any Lender has received (with respect to such Leased Property) a bonded notice to withhold Loan funds that has not been discharged by the Lessee, and (ii) no mechanic's liens or materialman's liens have been filed against such Leased Property that have not been discharged by the Lessee, bonded over in a manner reasonably satisfactory to the Agent or insured over by the Title Insurance Company.

                  (e) Lease Supplement. If the Funding relates to a Building that will be leased under a Lease Supplement separate from the Lease Supplement for the related Land, the original of such separate Lease Supplement, duly executed by the Lessee and the Lessor and in recordable form, shall have been delivered to the Agent.

         SECTION 3.5 Completion Date Conditions. The occurrence of the Completion Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each party hereto (acting directly or through its counsel) of the following conditions precedent:

                  (a) Title Policy Endorsements. The Construction Agent shall have furnished to each Funding Party the following endorsements to the related Title Policy (each of which shall be subject to no exceptions other than those reasonably acceptable to the Agent): a date-down endorsement (redating and confirming the coverage provided under the Title Policy and each endorsement thereto) and a "Form 9" endorsement (if available in the applicable jurisdiction), in each case, effective as of a date not earlier than the date of completion of the Construction. The Construction Agent shall also deliver to the Agent true and complete copies of a certificate or certificates of occupancy for such Leased Property or other legally equivalent permission to occupy such Leased Property.

                  (b) Construction Completion. The related Construction shall have been completed substantially in accordance with the related Plans and Specifications, the related Deed and all Applicable Laws, and such Leased Property shall be ready for occupancy and operation. All fixtures, equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in such Leased Property shall have been substantially incorporated or installed, free and clear of all Liens except for Permitted Liens.

                  (c) Lessee Certification. The Construction Agent shall have furnished the Lessor, the Agent and each Lender with a certification of the Construction Agent (substantially in the form of Exhibit H) that:

                           (i) all amounts owing to third parties for the related Construction have been paid in full (other than contingent obligations for which the Construction Agent has made adequate reserves), and no litigation or proceedings are pending, or to the best of the Construction Agent's knowledge, are threatened, against such Leased Property or the Construction Agent which could reasonably be expected to have a Material Adverse Effect;

                           (ii) all material consents, licenses and permits and other governmental authorizations or approvals required for such Construction and operation of such Leased Property have been obtained and are in full force and effect;

                           (iii) such Leased Property has available all services of public facilities and other utilities necessary for use and operation of such Leased Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the related Building and public highways for pedestrians and motor vehicles;

                           (iv) all material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of such Leased Property as the Lessee intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and the Construction Agent has no knowledge of any pending modification or cancellation of any of the same; and the use of such Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use;

                           (v) all of the requirements and conditions set forth in Section 3.5(b) hereof have been completed and fulfilled with respect to such Leased Property and the related Construction; and

                           (vi) such Leased Property is in compliance in all material respects with all applicable zoning laws and regulations.


                                    SECTION 4
                                 REPRESENTATIONS

         SECTION 4.1 Representations of Lessee. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, the Lessee represents and warrants to each of the other parties hereto as follows:

                  (a) Existence; Powers. Each of the Lessee and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is duly qualified to do business, and is in good standing in each jurisdiction (A) where a Leased Property is located, in the case of the Lessee, and (B) where such qualification is required, except where a failure to be so qualified could not reasonably be expected to have a Material Adverse Effect

                  (b) Organizational Power; Authorization. The execution, delivery and performance by each Obligor of the Operative Documents to which it is a party are within such Obligor's organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder action. This Master Agreement and each other Operative Document to which the Lessee is a party has been duly executed and delivered by the Lessee, and constitutes, and each other Operative Document to which any Obligor is a party, when executed and delivered by such Obligor, will constitute, valid and binding obligations of the Lessee or such Obligor (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) Governmental Approvals; No Conflicts. The execution, delivery and performance by the Lessee of this Master Agreement and each other Operative Document to which it is a party, and by each Obligor of the other Operative Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any applicable law, rule or regulation or the charter, bylaws or other organizational documents of the Lessee or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Lessee or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Lessee or any of its Subsidiaries and (d) will not result in the creation or imposition of any Lien on any asset of the Lessee or any of its Subsidiaries, except Liens created under the Operative Documents.

                  (d) Financial Statements. The Lessee has furnished to the Agent and each Funding Party the audited consolidated balance sheet of the Lessee and its Subsidiaries as of June 4, 2000 and the related consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended prepared in accordance with GAAP and audited by KPMG LLP. Such financial statements fairly present the consolidated financial condition of the Lessee and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied. Since June 4, 2000, there have been no changes with respect to the Lessee and its Subsidiaries which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

                  (e)      Litigation and Environmental Matters.
                           ------------------------------------

                           (i) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Lessee, threatened against or affecting the Lessee or any of its Subsidiaries (A) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (B) which in any manner draws into question the validity or enforceability of this Master Agreement or any other Operative Document.

                           (ii) Neither the Lessee nor any of its Subsidiaries
         (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability, except for any failure or Environmental Liability that would not have a Material Adverse Effect.

                  (f) Compliance with Laws and Agreements. The Lessee and each Subsidiary is in compliance with (i) all applicable laws, rules, regulations, judgments, orders and rulings of any Governmental Authority, and (ii) all indentures, agreements or other instruments binding upon it or its properties, except in either case where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (g) Investment Company Act, Etc. Neither the Lessee nor any of its Subsidiaries is (i) an "investment company", or is "controlled" by an "investment company", as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (iii) otherwise subject to any other regulatory scheme limiting its ability to incur debt.

                  (h) Taxes. The Lessee and its Subsidiaries and each other Person for whose taxes the Lessee or any Subsidiary could become liable have timely filed or caused to be filed all Federal income tax returns and all other material tax returns that are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (i) to the extent the failure to do so would not have a Material Adverse Effect or (ii) where the same are currently being contested in good faith by appropriate proceedings and for which the Lessee or such Subsidiary, as the case may be, has set aside on its books adequate reserves in accordance with GAAP. As of the Initial Closing Date, the charges, accruals and reserves on the books of the Lessee and its Subsidiaries in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated.

                  (i) Margin Regulations. None of the proceeds of any Advance will be used for "purchasing" or "carrying" any "margin stock" with the respective meanings of each of such terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the applicable Margin Regulations.

                  (j) ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

                  (k)      Ownership of Property.
                           ---------------------

                           (i) As of the Initial Closing Date, each of the Lessee and its Subsidiaries has good title to, or valid leasehold or other appropriate legal interests in, all of its real and personal property material to the operation of its business, free and clear of any Liens except General Permitted Liens.

                           (ii) Each of the Lessee and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, trade names, copyrights, franchises, licenses, and other intellectual property material to its business, and the use thereof by the Lessee and its Subsidiaries does not infringe on the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not have a Material Adverse Effect.

                  (l) Disclosure. The Lessee has disclosed to the Agent and the Funding Parties all agreements, instruments, and corporate or other restrictions to which the Lessee or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports (including without limitation all reports that the Lessee is required to file with the Securities and Exchange Commission), financial statements, certificates or other information furnished by or on behalf of the Lessee to the Agent or any Funding Party, or anyone on their behalf, in connection with the negotiation or syndication of this Master Agreement or any other Operative Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading.

                  (m) Labor Relations. There are no strikes, lockouts or other material labor disputes, or grievances against the Lessee or any of its Subsidiaries, or, to the Lessee's knowledge, threatened against or affecting the Lessee or any of its Subsidiaries, and no significant unfair labor practice, charges or grievances are pending against the Lessee or any of its Subsidiaries, or to the Lessee's knowledge, threatened against any of them before any Governmental Authority. All payments due from the Lessee or any of its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Lessee or any such Subsidiary, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (n) Subsidiaries. As of the Initial Closing Date, Schedule 4.1(n) sets forth the name of, the ownership interest of the Lessee in, the jurisdiction of incorporation or organization of, and the type of, each Subsidiary and identifies each Material Subsidiary that is a Subsidiary Guarantor.

                  (o) Rights in Respect of the Leased Property. The Lessee is not a party to any contract or agreement to sell any interest in any Leased Property or any part thereof, other than pursuant to the Operative Documents.

                  (p) Hazardous Materials. (i) To the best knowledge of the Lessee, except as described in the related Environmental Audit, on the Closing Date for each Leased Property, there are no Hazardous Materials present at, upon, under or within such Leased Property or released or transported to or from such Leased Property (except in compliance in all material respects with all Applicable Law).

                           (ii) On the related Closing Date, no Governmental Actions have been taken or, to the best knowledge of the Lessee, are in process or have been threatened, which could reasonably be expected to subject such Leased Property, any Lender or the Lessor with respect to such Leased Property to any Claims or Liens under any Environmental Law which would have a Material Adverse Effect, or would have a materially adverse effect on the Lessor or any Lender.

                           (iii) The Lessee has, or will obtain on or before the date required by Applicable Law, all Environmental Permits necessary to operate such Leased Property in accordance with Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to obtain such Environmental Permits or to so comply would not have a Material Adverse Effect.

                           (iv) Except as set forth in the related Environmental Audit or in any notice subsequently furnished by the Lessee to the Agent and approved by the Agent in writing prior to the respective times that the representations and warranties contained herein are made or deemed made hereunder, no notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to the Lessee, no penalty has been assessed on the Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person in each case relating to the Leased Property with respect to any alleged material violation or liability of the Lessee under any Environmental Law. To the best knowledge of the Lessee, no material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or threatened by any Governmental Authority or other Person relating to such Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

                           (v) Such Leased Property and each portion thereof are presently in compliance in all material respects with all Environmental Laws, and, to the best knowledge of the Lessee, there are no present or past facts, circumstances, activities, events, conditions or occurrences regarding such Leased Property (including without limitation the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a material Claim against such Leased Property, any Funding Party or the Lessee, (B) cause such Leased Property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which such Leased Property is located, or (D) prevent or materially interfere with the continued operation and maintenance of such Leased Property as contemplated by the Operative Documents.

                  (q) Leased Property. The present condition and use of such Leased Property conforms in all material respects with all conditions or requirements of all existing material permits and approvals issued with respect to such Leased Property, and the present use of such Leased Property and the Lessee's future intended use of such Leased Property under the Lease does not, in any material respect, violate any Applicable Law. To the best knowledge of the Lessee, no material notices, complaints or orders of violation or non-compliance have been issued or threatened or contemplated by any Governmental Authority with respect to such Leased Property or any present or intended future use thereof. All material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of such Leased Property as the Lessee intends to use such Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to the Lessee's best knowledge will be, obtained and are or will be in full force and effect, and the Lessee has no knowledge of any pending material modification or cancellation of any of the same.

         SECTION 4.2 Representations of the Lessor. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, in each case, with respect to each of the Leased Properties, the Lessor represents and warrants to the Agent, the Lenders and the Lessee as follows:

                  (a) Securities Act. The interest being acquired or to be acquired by the Lessor in such Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the Lessor shall be entitled to assign, convey or transfer its interest in accordance with Section 6.1.

                  (b) Due Organization, etc. The Lessor is a limited partnership duly organized and validly existing in good standing under the laws of Texas and each state in which a Leased Property is located and has full power, authority and legal right to execute, deliver and perform its obligations under the Lease, this Master Agreement and each other Operative Document to which it is or will be a party.

                  (c) Due Authorization; Enforceability, etc. This Master Agreement and each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                  (d) No Conflict. The execution and delivery by the Lessor of the Lease, this Master Agreement and each other Operative Document to which the Lessor is or will be a party, are not or will not be, and the performance by the Lessor of its obligations under each will not be, inconsistent with its Partnership Agreement, do not and will not contravene any Applicable Law and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of Lessor, do not and will not require the consent or approval of, the giving of notice to, the registration with or taking of any action in respect of or by, any Governmental Authority, except such as have been obtained, given or accomplished, and the Lessor possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

                  (e) Litigation. There are no pending or, to the knowledge of the Lessor, threatened actions or proceedings against the Lessor before any Governmental Authority with respect to any Operative Document or that would have a material adverse effect upon the ability of the Lessor to perform its obligations under this Master Agreement or any other Operative Documents to which it is or will be a party.

                  (f) Lessor Liens. No Lessor Liens exist on the Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by the Lessor of this Master Agreement or any other Operative Document to which it is or will be a party will not subject the Leased Property, or any portion thereof, to any Lessor Liens.

                  (g) Employee Benefit Plans. The Lessor is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

                  (h) General Partner. The sole general partner of the Lessor is Atlantic Financial Managers, Inc.

                  (i) Financial Information. (A) The unaudited balance sheet of the Lessor as of December 31, 2000 and the related statements of income, partners' capital and cash flows for the year then ended, copies of which have been delivered to the Agent and each Lender, fairly present, in conformity with sound accounting principles, the financial condition of the Lessor as of such dates and the results of operations and cash flows for such periods.

                  (B) Since December 31, 2000, there has been no event, act, condition or occurrence having a material adverse effect upon the financial condition, operations, performance or properties of the Lessor, or the ability of the Lessor to perform in any material respect under the Operative Documents.

                  (j) No Offering. The Lessor has not offered the Notes to any Person in any manner that would subject the issuance thereof to registration under the Securities Act.

         SECTION 4.3 Representations of each Lender. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, each Lender represents and warrants to the Lessor and to the Lessee as follows:

                  (a) Securities Act. The interest being acquired or to be acquired by such Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that such Lender shall be entitled to assign, convey or transfer its interest in accordance with Section 6.2. Such Lender is an accredited investor as that term is defined in Rule 501(a) under the Securities Act.

                  (b) Employee Benefit Plans. Such Lender is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.


                                    SECTION 5
                     COVENANTS OF THE LESSEE AND THE LESSOR

         SECTION 5.1 Financial Statements and Other Information. The Lessee will deliver to the Agent and each Funding Party:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of Lessee, a copy of the annual audited report for such fiscal year for the Lessee and its Subsidiaries, containing consolidated balance sheets of the Lessee and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Lessee and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by KPMG LLP or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Lessee and its Subsidiaries for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Lessee, an unaudited consolidated balance sheet of the Lessee and its Subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows of the Lessee and its Subsidiaries for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Lessee's previous fiscal year, all certified by the chief financial officer or treasurer of the Lessee as presenting fairly in all material respects the financial condition and results of operations of the Lessee and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or treasurer, (i) certifying as to whether there exists a Default or Event of Default on the date of such certificate, and if a Default or an Event of Default then exists, specifying the details thereof and the action which the Lessee has taken or proposes to take with respect thereto, (ii) setting forth in reasonable detail calculations demonstrating compliance with Sections 5.11, 5.12 and 5.13, (iii) setting forth whether the Lessee is in compliance with Section 5.10(b) and (iv) stating whether any change in GAAP or the application thereof has occurred since the date of the Lessee's audited financial statements referred to in Section 4.1(d) or which have been previously delivered hereunder and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with the delivery of the financial statements referred to in clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained any knowledge during the course of their examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Lessee to its shareholders generally, as the case may be; and

                  (f) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Lessee or any Subsidiary as the Agent or any Funding Party may reasonably request.

         SECTION 5.2 Notices of Material Events. The Lessee will furnish to the Agent and each Funding Party prompt written notice of the following:

                  (a)      the occurrence of any Default or Event of Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Lessee, affecting the Lessee or any Subsidiary which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any event or any other development by which the Lessee or any of its Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability, and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Lessee and its Subsidiaries in an aggregate amount exceeding $2,500,000; and

                  (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

                  (f) Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         SECTION 5.3 Existence; Conduct of Business. The Lessee will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto; provided, however, that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 5.16.

         SECTION 5.4 Compliance with Laws, Etc. The Lessee will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including without limitation, all Environmental Laws, ERISA and OSHA, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.5 Payment of Obligations. The Lessee will, and will cause each of its Subsidiaries to, pay and discharge at or before maturity, all of its obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (i) (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Lessee or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (ii) the failure to make payment thereof, when aggregated with all other such unpaid obligations and liabilities, could not reasonably be expected to result in a Material Adverse Effect or (iii) the failure to make payment thereof could not result in a statutory Lien.

         SECTION 5.6 Books and Records. The Lessee will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Lessee in conformity with GAAP.

         SECTION 5.7 Visitation, Inspection, Etc. The Lessee will, and will cause each of its Subsidiaries to, permit any representative of the Agent or any Funding Party, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Agent or any Funding Party may reasonably request after reasonable prior notice to the Lessee; provided, however, if an Event of Default has occurred and is continuing, no prior notice shall be required.

         SECTION 5.8 Maintenance of Properties; Insurance. The Lessee will, and will cause each of its Subsidiaries to, (a) keep and maintain good and marketable title to all property subject to no Liens except General Permitted Liens and keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear except where the failure to do so, either individually or it the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations.

         SECTION 5.9 Use of Proceeds. The Lessee will use the proceeds of all Advances for the purchase and construction of the Leased Properties, and for transaction and closing costs related thereto. No part of the proceeds of any Advance will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X.

         SECTION 5.10  Additional Subsidiaries; Additional Guaranties.
                       ----------------------------------------------

                  (a) If any additional Material Subsidiary is acquired or formed after the Initial Closing Date, the Lessee will, within thirty (30) days after such Material Subsidiary is acquired or formed, notify the Agent and the Funding Parties thereof and will cause such Material Subsidiary to become a Subsidiary Guarantor by executing agreements in the form of Annex I to Exhibit I and Annex I to Exhibit J in form and substance satisfactory to the Agent and the Required Funding Parties and will cause such Material Subsidiary to deliver simultaneously therewith similar documents applicable to such Material Subsidiary required under Section 3.2 as reasonably requested by the Agent.

                  (b)      If at the end of any fiscal quarter of the Lessee:

                           (i) the total  assets of  Subsidiaries  that are not
Subsidiary Guarantors constitute more than ten percent (10%) of the total assets of the Consolidated Companies, or

                           (ii) the Consolidated Net Income of Subsidiaries that are not Subsidiary Guarantors constitute more than ten percent (10%) of the Consolidated Net Income of the Consolidated Companies,

then the Lessee shall (A) notify the Agent thereof in the certificate delivered pursuant to Section 5.1(c) for such fiscal quarter and (B) within 15 days thereafter, cause the appropriate number of Subsidiaries to become Subsidiary Guarantors (by execution of a joinder agreement to the Subsidiary Guaranty in form and substance satisfactory to the Agent) such that the statements set forth in clauses (i) and (ii) above are not true.

         SECTION 5.11 Minimum Fixed Charge Coverage Ratio. The Consolidated Companies will maintain, as of the last day of each Fiscal Quarter, through and including the Fiscal Quarter ending June 3, 2001, a Fixed Charge Coverage Ratio of not less than 2.00:1.00, and for each Fiscal Quarter thereafter, a Fixed Charge Coverage Ratio of not less than 2.50:1.00.

         SECTION 5.12 Maximum Adjusted Total Debt to EBITDAR Ratio. The Consolidated Companies will maintain, as of the end of each Fiscal Quarter, an Adjusted Total Debt to EBITDAR Ratio of not greater than 3.00:1.00.

         SECTION 5.13 Maximum Adjusted Total Debt to Adjusted Total Capital Ratio. The Consolidated Companies will maintain, as of the end of each Fiscal Quarter, an Adjusted Total Debt to Adjusted Total Capital Ratio of not greater than 0.60:1.00.

         SECTION 5.14 Indebtedness. The Lessee will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness created pursuant to the Operative Documents and the Credit Agreement;

                  (b) Indebtedness existing on the date hereof and set forth on
Schedule 5.14 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

                  (c) Indebtedness of the Lessee or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets secured by a Lien on any such assets prior to the acquisition thereof; provided, that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvements or extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof; provided, further, that the aggregate principal amount of such Indebtedness does not exceed $5,000,000;

                  (d) Indebtedness of the Lessee owing to any Subsidiary and of any Subsidiary owing to the Lessee or any other Subsidiary; provided, however, that any such Indebtedness that is owed to a Subsidiary that is not a Subsidiary Obligor shall be subject to Section 5.17;

                  (e) Guaranties by the Lessee of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Lessee or any other Subsidiary; provided, however, that Guaranties by any Obligor of Indebtedness of any Subsidiary that is not a Subsidiary Obligor shall be subject to Section 5.17;

                  (f) Subordinated Debt of the Lessee (but not Subsidiaries of the Lessee);

                  (g) Indebtedness in respect of obligations under Hedging Agreements permitted by Section 5.23;

                  (h) Synthetic Lease Obligations so long as no Default or Event of Default has occurred and is continuing or would result after giving pro forma effect to the incurrence of such Synthetic Lease Obligation, including without limitation under the covenants set forth in Sections 5.11, 5.12 and 5.13; and

                  (i) other unsecured Indebtedness of the Lessee and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth of the Lessee as calculated on the last day of Fiscal Quarter for which the Lessee has delivered, or is required to have delivered, financial statements to the Funding Parties pursuant to this Master Agreement.

         SECTION 5.15 Negative Pledge. The Lessee will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except:

                  (a)      Permitted Encumbrances;

                  (b) any Liens on any property or asset of the Lessee or any Subsidiary existing on the Initial Closing Date set forth on Schedule 5.15; provided, that such Lien shall not apply to any other property or asset of the Lessee or any Subsidiary;

                  (c) purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing any Capital Lease Obligations); provided, however, that (i) such Lien secures Indebtedness permitted by Section 5.14(c), (ii) such Lien attaches to such asset concurrently or within 180 days after the acquisition, improvement or completion of the construction thereof; (iii) such Lien does not extend to any other asset; and
(iv) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets;

                  (d) any Lien (i) existing on any asset of any Person at the time such Person becomes a Subsidiary of the Lessee, (ii) existing on any asset of any Person at the time such Person is merged with or into the Lessee or any Subsidiary of the Lessee or (iii) existing on any asset prior to the acquisition thereof by the Lessee or any Subsidiary of the Lessee; provided, however, that any such Lien was not created in the contemplation of any of the foregoing and any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition; and

                  (e) extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (d) of this Section; provided, however, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby.

         SECTION 5.16 Fundamental Changes.

                  (a) Except as permitted in Section 5.19, the Lessee will not, and will not permit any Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, however, that if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Lessee or any Subsidiary may merge with a Person if the Lessee (or such Subsidiary if the Lessee is not a party to such merger) is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary; provided, however, that if any party to such merger is a Subsidiary Guarantor, the Subsidiary Guarantor shall be the surviving Person,
(iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Lessee or to a Subsidiary Guarantor and
(iv) any Subsidiary may liquidate or dissolve into a Subsidiary Guarantor or into the Lessee if the Lessee determines in good faith that such liquidation or dissolution is in the best interests of the Lessee and is not materially disadvantageous to the Funding Parties; provided, however, that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 5.17.

                  (b) The Lessee will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted by the Lessee and its Subsidiaries on the date hereof and businesses reasonably related thereto.

         SECTION 5.17 Investments, Loans, Etc. The Lessee will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger), any common stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guaranty any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called "Investments"), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit, or create or form any Subsidiary, except:

                  (a) Investments (other than Permitted Investments) existing on the date hereof and set forth on Schedule 5.17 (including Investments in Subsidiaries);

                  (b)      Permitted Investments;

                  (c)      Guaranties constituting Indebtedness permitted by
Section 5.14;

                  (d)      Investments made by any Obligor in or to any other
Obligor;

                  (e) loans or advances to employees, officers or directors of the Lessee or any Subsidiary in the ordinary course of business for travel, relocation and related expenses;

                  (f)      Hedging Agreements permitted by Section 5.23;
                                                           ------------

                  (g) promissory notes issued to the Lessee as a part of the purchase price in connection with the sale of American Cafe, Tia's or L&N Seafood;

                  (h) Investments in franchise operators through the Franchise Partner Program;

                  (i) Investments received in settlement of Indebtedness created in the ordinary course of business;

                  (j) Investments in the stock or other assets of any other Person that is engaged in a business permitted by Section 5.16(b) that, as a result of such Investment, becomes a Subsidiary of Lessee (other than Hostile Acquisitions); provided, however, that the aggregate purchase price of Investments made pursuant to this subsection (j) shall not exceed at any time ten percent (10%) of the Consolidated Net Worth of the Lessee as calculated on the last day of Fiscal Quarter for which the Lessee has delivered, or is required to have delivered, financial statements to the Funding Parties pursuant to this Master Agreement; and

                  (k) Investments in common stock of the Lessee to the extent permitted under Section 5.18.

         SECTION 5.18 Restricted Payments. The Lessee will not, and will not permit its Subsidiaries to, (x) declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or (y) make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Lessee or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (i) dividends payable by the Lessee solely in shares of any class of its common stock, (ii) Restricted Payments made by any Subsidiary to the Lessee or to another Obligor and (iii) cash dividends paid on, and cash redemptions of, the common stock of the Lessee; provided, however, that no Event of Default has occurred and is continuing before or after giving effect to the payment of such dividend or redemption.

         SECTION 5.19 Sale of Assets. The Lessee will not, and will not permit any of its Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's common stock to any Person other than the Lessee or any wholly owned Subsidiary of the Lessee or a Subsidiary Obligor (or to qualify directors if required by applicable law), except:

                  (a) the sale or other disposition for fair market value of obsolete or worn out property or other property not necessary for operations, disposed of in the ordinary course of business;

                  (b) the sale of inventory and Permitted Investments in the ordinary course of business;

                  (c) the sale, lease or transfer of assets of any Subsidiary to the Lessee or any other Obligor;

                  (d) the sale of any assets pertaining to Ruby Tuesday units pursuant to the Lessee's Franchise Partner Program; and

                  (e) any other sale of the Lessee's assets with an aggregate book value, when aggregated with all other such sales since the Initial Closing Date, not exceeding 7.5% of the aggregate book value of all of the Lessee's assets on the date of such transfer; provided, however, that no Default or Event of Default has occurred and is continuing or would occur as a result of such transaction.

         SECTION 5.20 Transactions with Affiliates. The Lessee will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Lessee or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Lessee and its wholly owned Subsidiaries not involving any other Affiliates and (c) any Restricted Payment permitted by Section 5.18.

         SECTION 5.21 Restrictive Agreements. The Lessee will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Lessee or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to the Lessee or any other Subsidiary, to Guaranty Indebtedness of the Lessee or any other Subsidiary or to transfer any of its property or assets to the Lessee or any Subsidiary of the Lessee; provided, however, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Master Agreement or any other Operative Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, and (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted under
Section 5.14(c) of this Master Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness.

         SECTION 5.22 Sale and Leaseback Transactions. The Lessee will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (such arrangement referred to as a "Sale Leaseback"). Notwithstanding the preceding limitation, the Lessee may enter into a Sale Leaseback, provided the aggregate amount of such transactions does not exceed $50,000,000.

         SECTION 5.23 Hedging Agreements. The Lessee will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Lessee or any Subsidiary is exposed in the conduct of its business or the management of its liabilities. Solely for the avoidance of doubt, the Lessee acknowledges that a Hedging Agreement entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Agreement under which the Lessee or any of the Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Indebtedness or (ii) as a result of changes in the market value of any common stock or any Indebtedness) is not a Hedging Agreement entered into in the ordinary course of business to hedge or mitigate risks.

         SECTION 5.24 Amendment to Material Documents. The Lessee will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights in a manner materially adverse to the Lessee's or any Subsidiary's duties or the Funding Parties' rights under this Master Agreement or any other Operative Document under (a) its certificate of incorporation, bylaws or other organizational documents or (b) any contract, agreement, document, or instrument to which the Lessee or any Subsidiary is a party.

         SECTION 5.25 Accounting Changes. The Lessee will not, and will not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP or approved by the Lessee's independent accountants, or change the fiscal year of the Lessee or of any Subsidiary, except to change the fiscal year of a Subsidiary to conform its fiscal year to that of the Lessee and except that Lessee or any Subsidiary may change its fiscal year end from the first Sunday following May 30 to the first Tuesday or Wednesday following May 30.

         SECTION 5.26 ERISA. The Lessee will not, and will not permit any Subsidiary to engage in any transaction in connection with which the Lessee or such Subsidiary could reasonably be expected to be subject to a civil penalty assessed pursuant to ERISA which would have a Material Adverse Effect on the Lessee or such Subsidiary.

         SECTION 5.27 Further Assurances. Upon the written request of the Lessor or the Agent, the Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents, to be recorded or filed at such places and times in such manner, as may be necessary to preserve, protect and perfect the interest of the Lessor, the Agent and the Lenders in the related Leased Property as contemplated by the Operative Documents.

         SECTION 5.28 Additional Required Appraisals. If, as a result of any change in Applicable Law after the date hereof, an appraisal of all or any of the Leased Property is required during the Lease Term under Applicable Law with respect to any Funding Party's interest therein, such Funding Party's Funded Amount with respect thereto or the Operative Documents, then the Lessee shall pay the reasonable cost of such appraisal.

         SECTION 5.29 Lessor's Covenants. The Lessor covenants and agrees that, unless the Agent and the Lenders shall have otherwise consented in writing:

                  (a) it shall not amend its Partnership Agreement, except to admit limited partners in connection with lease transactions similar to the Transactions;

                  (b) it shall not incur any indebtedness or other monetary obligation or liability, other than (i) non-recourse indebtedness incurred in connection with the Transactions or similar transactions and (ii) operating expenses incurred in the ordinary course of business that are not delinquent;

                  (c) the proceeds of the Loans received from the Lenders will be used by the Lessor solely to acquire the Leased Property and to pay the Lessee for certain closing and transaction costs associated therewith and for the costs of Construction. No portion of the proceeds of the Loans will be used by the Lessor (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any Applicable Law;

                  (d) it shall not engage in any business or activity, or invest in any Person, except for activities similar to its activities conducted on the date hereof, the Transactions and lease transactions similar to the Transactions;

                  (e) it will maintain tangible net worth in an amount no less than the sum of (i) $100,000 plus (ii) 3% of its total assets (calculated assuming no reduction in the value of any leased property from its original cost to the Lessor);

                  (f) it will deliver to the Agent, as soon as available and in any event within 90 days after the end of each fiscal year, a balance sheet of the Lessor as of the end of such fiscal year and the related statements of income, partners' capital and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, together with copies of its tax returns, all certified by an officer of the general partner (and if the Lessor ever prepares audited financial statements, it shall deliver copies thereto the Agent);

                  (g) it will permit the Agent and its representatives to examine, and make copies from, the Lessor's books and records, and to visit the offices and properties of the Lessor for the purpose of examining such materials, and to discuss the Lessor's performance hereunder with any of its, or its general partner's, officers and employees;

                  (h) it shall not consent to or suffer or permit any Lien against the Leased Property, other than as expressly contemplated pursuant to the Operative Documents;

                  (i) it shall not consent to or suffer or permit the creation of any easement or other restriction against the Leased Property other than as permitted pursuant to Article VI of the Lease; and

                  (j) it shall promptly discharge each Lessor Lien and shall indemnify the Lenders and the Lessee for any diminution in value of any Leased Property resulting from such Lessor Liens.


                                    SECTION 6
                         TRANSFERS BY LESSOR AND LENDERS

         SECTION 6.1 Lessor Transfers. The Lessor shall not assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any Leased Property or any of the Operative Documents without the prior written consent of the Lenders and, unless an Event of Default has occurred and is continuing, the Lessee. Any proposed transferee of the Lessor shall make the representation set forth in Section 4.2(b) to the other parties hereto.

         SECTION 6.2 Lender Transfers. (a) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $1,000,000, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Lessee otherwise consent (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Master Agreement and the Loan Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Commitments on a non-pro rata basis, and (iii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $1,000, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Agent an administrative questionnaire. Each assignment by a Lender shall be of a pro rata portion of such Lender's A Loans and B Loans. Subject to acceptance and recording thereof by the Agent pursuant to paragraph (b) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Master Agreement and the Loan Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Master Agreement and the Loan Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Master Agreement and the Loan Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 7. Any assignment or transfer by a Lender of rights or obligations under this Master Agreement and the Loan Agreement that does not comply with this paragraph shall be treated for purposes of this Master Agreement and the Loan Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                  (b) The Agent, acting solely for this purpose as an agent of the Lessee, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Lessee, the Agent, the Lessor and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Master Agreement and the Loan Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lessee, the Lessor and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (c) Any Lender may, without the consent of, or notice to, the Lessee, the Agent or the Lessor sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that
(i) such Lender's obligations under this Master Agreement and the Loan Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Lessee, the Agent, the Lessor and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Master Agreement and the Loan Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Master Agreement and the Loan Agreement and to approve any amendment, modification or waiver of any provision of this Master Agreement and the Loan Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following to the extent affecting such Participant: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any payment of any principal of, or interest on, any Loan or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date for the termination or reduction of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 3 of the Loan Agreement in a manner that would alter the pro rata sharing of payments required thereby , without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (vi) release any guarantor or limit the liability of any such guarantor under any guaranty agreement without the written consent of each Lender except to the extent such release is expressly provided under the terms of the Guaranty Agreement or the Subsidiary Guaranty; or (vii) release all or substantially all collateral (if any) securing any of the Obligations. Subject to paragraph (d) of this Section, the Lessee agrees that each Participant shall be entitled to the benefits of
Section 7, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section.

                  (d) A Participant shall not be entitled to receive any greater payment under Section 7.5 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lessee's prior written consent.

                  (e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Master Agreement and the Loan Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or under the Loan Agreement or substitute any such pledgee or assignee for such Lender as a party hereto.


                                    SECTION 7
                                 INDEMNIFICATION

         SECTION 7.1 General Indemnification. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to any Closing Date or after the Lease Termination Date, in any way relating to or arising out of:

                  (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

                  (b) any Land, any Building or any part thereof or interest therein, including any Ground Lease;

                  (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition, substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the Lease), return or other disposition of all or any part of any interest in any Leased Property or the imposition of any Lien, other than a Lessor Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien, other than a Lessor Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise),
         (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Property or any part thereof, (4) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to the Lease which are in effect at any time with respect to any Leased Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to any Leased Property resulting in any charge or special assessments being levied against any Leased Property or any Claim for utility "tap-in" fees, and (7) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on any Land, Building or Leased Property;

                  (d) the offer, issuance, sale or delivery of the Notes by the Lessor;

                  (e) the breach or alleged breach by the Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

                  (f) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Master Agreement or the Transaction, or the incurring of any fees or commissions to which the Lessor, the Agent or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Master Agreement (other than fees or commissions due to any broker, finder or financial advisor retained by the Lessor, the Agent or any Lender);

                  (g) the existence of any Lien on or with respect to any Leased Property, the Construction, any Basic Rent or Supplemental Rent, title to any Leased Property, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Alterations constructed by the Lessee, except in all cases the Liens listed as items (a) and (b) in the definition of Permitted Liens;

                  (h) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; or

                  (i) any act or omission by the Lessee under any Purchase Agreement or any other Operative Document, and any breach of any requirement, condition, restriction or limitation in any Deed, Purchase Agreement or Ground Lease;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 7.1 for any of the following: (1) any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee, or (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, in each case, as determined by a court of competent jurisdiction in a final and nonappealable judgment, and, provided, further, that with respect to each Construction Land Interest, the Lessee's indemnity obligations with respect to such Leased Property, shall be governed by Section 3.4 of the Construction Agency Agreement during the Construction Term therefor. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document. All amounts payable by the Lessee pursuant to this Section 7.1 shall be Supplemental Rent.

         SECTION 7.2 Environmental Indemnity. In addition to and without limitation of Section 7.1 or Section 3.4 of the Construction Agency Agreement, the Lessee agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of any Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses actually incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

                  (i) the presence on or under any Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any Land,

                  (ii) any activity, including, without limitation, construction, carried on or undertaken on or off any Land, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Person, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any Land,

                  (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case to the extent related to any Leased Property,

                  (iv) any claim concerning any Leased Property's lack of compliance with Environmental Laws, or any act or omission causing an environmental condition on or with respect to any Leased Property that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

                  (v) any residual contamination on or under any Land, or affecting any natural resources on any Land, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials on or from any Leased Property; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing clauses (i)
                                                                   -----------
through (v) that arise or occur
        ---


                  (w)  prior to or during the Lease Term,

                  (x) at any time during which the Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses any Leased Property or any portion thereof,

                  (y) during any period after and during the continuance of any Event of Default or

                  (z) during any period of three years following the date an Indemnitee takes possession of any Leased Property;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 7.2 for any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee, as determined by a court of competent jurisdiction in a final and nonappealable judgment. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document. All amounts payable by the Lessee pursuant to this Section
7.2 shall be Supplemental Rent.

         SECTION 7.3 Proceedings in Respect of Claims. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section
7.1 or 7.2, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of, or under the control of, such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee promptly shall notify the Lessee of the commencement thereof (provided that the failure of such Indemnitee to promptly notify the Lessee shall not affect the Lessee's obligation to indemnify hereunder except to the extent that the Lessee's ability to contest is materially prejudiced by such failure), and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; provided, however, that such Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at the Lessee's expense; and provided further that the Lessee may assume and control the defense of such proceeding only if the Lessee shall have acknowledged in writing its obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, the Lessee shall pay all reasonable costs and expenses related to such action, suit or proceeding as and when incurred and the Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request; and, provided further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnitee or (y) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest,
(B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

         If the Lessee fails to fulfill the conditions to the Lessee's assuming the defense of any claim after receiving notice thereof on or prior to the date that is 15 days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at the Lessee's expense. The Lessee shall not enter into any settlement or other compromise with respect to any Claim in excess of $1,000,000 which is entitled to be indemnified under Section 7.1 or
7.2 without the prior written consent of the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 7.1 or 7.2 with respect to such Claim.

         Upon payment in full of any Claim by the Lessee pursuant to Section 7.1 or 7.2 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are reasonably necessary or advisable to enable the Lessee vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to Section 7.1 or 7.2 shall be paid to such Indemnitee promptly upon, but in no event later than 30 days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

         If for any reason the indemnification provided for in Section 7.1 or
7.2 is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then the Lessee agrees to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by the Lessee on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

         SECTION 7.4 General Tax Indemnity. (a) Tax Indemnity. Except as otherwise provided in this Section 7.4, the Lessee shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax" (for the purposes of this Section 7.4, the definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of Section 406 or 407 of ERISA or
Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, the Lessee, any Leased Property or any portion thereof or any Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of any Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon,
(ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to any Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, or any other Operative Documents,
(iv) any Leased Property, any Land or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (v) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

                  (b)     Exclusions from General Tax Indemnity.  Section 7.4(a)
                          -------------------------------------   --------------
         shall not apply to:

                           (i) Taxes on, based on, or measured by or with respect to net income of the Lessor, the Agent and the Lenders (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, and (B) withholding Taxes imposed by the United States or any state in which Leased Property is located (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the date on which the holder of such Note became the holder of such Note or (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts;

                           (ii) Taxes on, based on, or in the nature of or measured by Taxes on doing business, business privilege, franchise, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state in which Leased Property is located, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase would not have occurred if on each Funding Date the Lessor and the Lenders had advanced funds to the Lessee in the form of loans secured by the Leased Property in an amount equal to the Funded Amounts funded on such Funding Date, with debt service for such loans equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loans in a total amount equal to the Funded Amounts at the end of the Lease Term, or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes relating to any Leased Property;

                           (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement;

                           (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term with respect to any Leased Property and, if such Leased Property is required to be returned to the Lessor in accordance with the Lease, such return and
         (B) the discharge in full of the Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to any Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

                           (v) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition or bankruptcy by such Tax Indemnitee or any related Tax Indemnitee of any interest in any Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the Leased Property by the Lessee, (B) any sale or transfer resulting from the exercise by the Lessee of any termination option, any purchase option or sale option, (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease, and (D) any sale or transfer resulting from the Lessor's exercise of remedies under the Lease;

                           (vi) any Tax which is being contested in accordance with the provisions of Section 7.4(c), during the
                                 --------------
         pendency of such contest;

                           (vii) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in any Leased Property);

                           (viii) any Tax that results from a Tax Indemnitee engaging, with respect to any Leased Property, in transactions other than those permitted by the Operative Documents;

                           (ix) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return or pay a Tax that it is required to file or pay in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where the Lessee did not give timely notice to such Tax Indemnitee (and such Tax Indemnitee otherwise had no actual knowledge) of such filing or payment requirement that would have permitted a proper and timely filing of such return or payment of such Tax, as the case may be, or (B) results from the failure of the Lessee to supply information necessary for the proper and timely filing of such return or payment of such Tax, as the case may be, that was not in the possession of such Tax Indemnitee; and

                           (x) any Tax that results from the breach by the Lessor of its representation and warranty made in Section 4.2(b) or the breach of any Lender of its representation and warranty made in Section 4.3(b).

                  (c) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4, or if any Tax Indemnitee shall determine that any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4 may be payable, such Tax Indemnitee shall promptly notify the Lessee. The Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Tax Indemnitee in respect of such action if requested to do so by the Lessee, suit or proceeding if the contest is unsuccessful; and, provided further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of the Lessee, on behalf of the Lessee with representatives reasonably satisfactory to the Lessee) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or any material risk of material civil liability on such Tax Indemnitee or (y) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves claims not fully indemnified by the Lessee which the Lessee and the Tax Indemnitee have been unable to sever from the indemnified claim(s), (C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessee or (E) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful, provided, however, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

         Each Tax Indemnitee shall at the Lessee's expense supply the Lessee with such information and documents in such Tax Indemnitee's possession reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this
Section 7.4. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under this Section 7.4 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section 7.4 with respect to such claim.

         Notwithstanding anything contained herein to the contrary, (a) a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section 7.4 with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (b) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of Tax Indemnitee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and the Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

                  (d) Reimbursement for Tax Savings. If (x) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by the Lessee pursuant to this
Section 7.4 or (y) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this Section 7.4, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 7.4, which reduction in Taxes was not taken into account in computing such payment by the Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Lessee (xx) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (yy) an amount equal to such reduction in Taxes, as the case may be; provided that no such payment shall be made so long as an Event of Default shall have occurred and be continuing and, provided, further, that the amount payable to the Lessee by any Tax Indemnitee pursuant to this Section 7.4(d) shall not at any time exceed the aggregate amount of all indemnity payments made by the Lessee under this Section 7.4 to such Tax Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less the amount of all prior payments made to the Lessee by such Tax Indemnitee under this Section 7.4(d). Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this
Section 7.4. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 7.4(d) shall be treated as a Tax for which the Lessee are obligated to indemnify such Tax Indemnitee hereunder without regard to Section 7.4(b) hereof.

                  (e) Payments. Any Tax indemnifiable under this Section 7.4 shall be paid by the Lessee directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 7.4 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to Section 7.4 shall be made to the Tax Indemnitee entitled thereto or the Lessee, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

                  (f) Reports. If the Lessee knows of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 7.4, the Lessee shall, if the Lessee is permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Leased Property in the Lessee); provided, however, that if the Lessee is not permitted by Applicable Law or does not have access to the information required to file any such report, return or statement, the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to the Lessee.

                  (g) Verification. At the Lessee's request, the amount of any indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section 7.4 shall be verified and certified by an independent public accounting firm selected by the Lessee and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in the Lessee's favor of 5% or more of the related indemnity payment, the costs of such verification shall be borne by the Lessee. In no event shall the Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, provided that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

         SECTION 7.5       Increased Costs, etc.

                  (a) Interest Rate Not Ascertainable, etc. In the event that the Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Rent Period, by reason of any changes arising after the date of this Master Agreement affecting the London interbank market, or the Agent's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, the Agent shall forthwith give notice (by telephone confirmed in writing) to Lessee and to the Funding Parties, of such determination and a summary of the basis for such determination. Until the Agent notifies Lessee that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Funding Parties to make or permit portions of the Loans to remain outstanding past the last day of the then current Rent Periods as LIBOR Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

                  (b)      Illegality.
                           ----------

                           (i) In the event that any Funding Party shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any LIBOR Advance has become unlawful by compliance by such Funding Party in good faith with any Applicable Law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Funding Party shall give prompt notice (by telephone confirmed in writing) to Lessee and to the Agent of such determination and a summary of the basis for such determination (which notice the Agent shall promptly transmit to the other Funding Parties).

                           (ii) Upon the giving of the notice to Lessee referred to in subsection (i) above, (A) Lessee's right to request and such Funding Party's obligation to make LIBOR Advances shall be immediately suspended, and such Funding Party shall make an Advance as part of the requested Funding of LIBOR Advances as a Base Rate Advance, which Base Rate Advance shall, for all other purposes, be considered part of such Advance, and (B) if the affected LIBOR Advance or Advances are then outstanding, Lessee shall immediately, or if permitted by Applicable Law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Agent and the affected Funding Party, convert each such Advance into a Base Rate Advance or Advances, provided that if more than one Funding Party is affected at any time, then all affected Funding Parties must be treated the same pursuant to this Section 7.5(b).

                  (c) Increased Costs. If, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising control over banks or financial institutions generally made after the date hereof (whether or not having the force of law):

                           (i) any Funding Party (or its applicable Lending
                  Office) shall be subject to any tax, duty or other charge with respect to its LIBOR Advances or its obligation to make LIBOR Advances or the basis of taxation of payments to any Funding Party of the principal of or interest on its LIBOR Advances or its obligation to make LIBOR Advances shall have changed (except for changes in the tax on the overall net income of such Funding Party or its applicable Lending Office imposed by the jurisdiction in which such Funding Party's principal executive office or applicable Lending Office is located); or

                           (ii) any reserve (including, without limitation, any
                  imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Funding Party's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its LIBOR Advances or its obligation to make LIBOR Advances shall be imposed on any Funding Party or its applicable Lending Office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Funding Party of agreeing to make or making, funding or maintaining LIBOR Advances (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Advances) or its obligation to make LIBOR Advances, or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then Lessee shall from time to time, upon written notice from and demand by such Lender on Lessee (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Funding Party within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Funding Party against such increased cost. A certificate as to the amount of such increased cost, submitted to Lessee and the Agent by such Funding Party in good faith and accompanied by a statement prepared by such Funding Party describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (d) Conversion to Base Rate Advances. If any Funding Party shall advise the Agent that at any time, because of the circumstances described in clause (x) or (y) in Section 7.5(c) or any other circumstances beyond such Funding Party's reasonable control arising after the date of this Master Agreement affecting such Funding Party or the London interbank market or such Lender's position in such market, the Adjusted LIBOR Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Advances, then, and in any such event:

                           (i) the Agent shall forthwith give notice (by telephone confirmed in writing) to Lessee and to the other Funding Parties of such advice;

                           (ii) Lessee's right to request and such Funding
                  Party's obligation to make or permit portions of the Advances to remain outstanding past the last day of the then current Rent Periods as LIBOR Advances shall be immediately suspended; and

                           (iii) such Funding Party shall make an Advance as
                  part of the requested Funding of LIBOR Advances as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Funding.

                  (e) Alternative Lending Office. Each Funding Party agrees that, if requested by Lessee, it will use reasonable efforts (subject to overall policy considerations of such Funding Party) to designate an alternate Lending Office with respect to any of its LIBOR Advances affected by the matters or circumstances described in paragraphs (a), (b), (c) or (d) above to reduce the liability of Lessee or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Funding Party as reasonably determined by such Funding Party, which determination shall be conclusive and binding on all parties hereto. Nothing in this Section 7.5(e) shall affect or postpone any of the obligations of Lessee or any right of any Funding Party provided hereunder.

                  (f) Funding Losses. Lessee shall compensate each Funding Party, upon its written request to Lessee (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Funding Party to lenders of funds borrowed by it to make or carry its LIBOR Advances to the extent not recovered by such Lender in connection with the re-employment of such funds and including loss of anticipated profits), which the Funding Party may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, LIBOR Advances to Lessee does not occur on the date specified therefor in a Funding Request or Payment Date Notice (whether or not withdrawn), (ii) if any repayment (including any conversions pursuant to this Section 7.5) of any LIBOR Advances to Lessee occurs on a date which is not the last day of a Rent Period applicable thereto, or
(iii), if, for any reason, Lessee defaults in its obligation to repay the Funded Amounts when required by the terms of the Lease.

                  (g) Assumptions Concerning Funding of LIBOR Advances. Calculation of all amounts payable to a Funding Party under this Section 7.5 shall be made as though such Funding Party had actually funded its relevant LIBOR Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Advances in an amount equal to the amount of the LIBOR Advances and having a maturity comparable to the relevant Rent Period and through the transfer of such LIBOR Advances from an offshore office of that Funding Party to a domestic office of that Funding Party in the United States of America; provided, however, that each Funding Party may fund each of its LIBOR Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this
Section 7.5.

                  (h) Capital Adequacy. Without limiting any other provision of this Master Agreement, in the event that any Funding Party shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Initial Closing Date, or any change therein or in the interpretation or application thereof, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Initial Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Funding Party's capital as a consequence of its obligations hereunder to a level below that which such Funding Party could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Funding Party's policies with respect to capital adequacy) by an amount deemed by such Funding Party to be material, then within ten (10) Business Days after written notice and demand by such Funding Party (with copies thereof to the Agent), Lessee shall from time to time pay to such Funding Party additional amounts sufficient to compensate such Funding Party for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Funding Party by reason of an adjustment in the applicable Base Rate), provided that the Lessee shall not be obligated to pay such compensation with respect to reductions incurred by such Lender more than 120 days prior to the date that such Lender had actual knowledge thereof. Each certificate as to the amount payable under this Section 7.5(h) (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Lessee by any Funding Party in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (i) Replacement of Lender. In the event that any Lender makes a claim for increased costs, or is subject to a circumstance making LIBOR Advances unavailable, pursuant to this Section 7.5, the Lessee shall have the right to replace such Lender with another financial institution that is reasonably acceptable to the Agent. In the event that the Lessee identifies such a replacement financial institution, and the Agent consents thereto, the Lender that is to be replaced shall assign its Loans and its Commitment to such replacement lender pursuant to an assignment and assumption agreement in substantially the form set forth as Exhibit J hereto upon payment to it of the outstanding principal, and accrued interest on, its outstanding Loans, plus all other amounts then due to it pursuant to the Operative Documents.

                  (j) Construction Land Interests. Notwithstanding anything to the contrary set forth in this Section 7.5, any amounts due pursuant to this
Section 7.5 with respect to any Construction Land Interest during the Construction Term therefor shall be payable by the Lessor from the proceeds of Advances (and Construction Agent shall provide a Funding Request for such Advances upon notice from the Lessor or the Agent).

         SECTION 7.6 End of Term Indemnity. In the event that at the end of the Lease Term for a Leased Property: (i) the Lessee elects the option set forth in
Section 14.6 of the Lease, and (ii) after the Lessor receives the sales proceeds from such Leased Property under Section 14.6 or 14.7 of the Lease, together with the Lessee's payment of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 90 days after the end of the Lease Term, the Lessor or the Agent may obtain, at the Lessee's sole cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by the Lessee, such approval not to be unreasonably withheld) in form and substance satisfactory to the Lessor and the Agent (the "Report") to establish the reason for any decline in value of such Leased Property from the Lease Balance. The Lessee shall promptly reimburse the Lessor (which amount shall be distributed pursuant to Section 3 of the Loan Agreement) for the amount equal to such decline in value to the extent that the Report indicates that such decline was due to

                  (w) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use good workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the Lessee to control or effect resulting in the Building failing to be a restaurant unit of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

                  (x) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the Lessee, or

                  (y) any restoration or rebuilding carried out by the Lessee or any condemnation of any portion of the Leased Property pursuant to
         Article X of the Lease, or

                  (z) any use of such Leased Property or any part thereof by the Lessee other than as permitted by the Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the related Deed or the related Purchase Agreement.


                                    SECTION 8
                                  MISCELLANEOUS

         SECTION 8.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Master Agreement and any of the Operative Documents, the transfer of any Land to the Lessor as provided herein (and shall not be merged into any Deed), any disposition of any interest of the Lessor in any Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

         SECTION 8.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in Schedule 8.2, or such other address as any such party shall specify to the other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

         SECTION 8.3 Counterparts. This Master Agreement may be executed by the parties hereto in separate counterparts (including by facsimile), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.4 Amendments. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessee or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, with the written agreement or consent of the Lessee, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Required Funding Parties; provided, however, that

                  (x) notwithstanding the foregoing provisions of this Section 8.4, the consent of each Funding Party affected thereby shall be required for any amendment, modification or waiver directly:

                  (i)      modifying any of the provisions of this  Section 8.4,
                                                                    -----------
         changing the definition of "Required Funding Parties"
                                     ------------------------
         or "Required Lenders", or increasing the Commitment of such Funding
             ----------------
         Party;

                  (ii) amending, modifying, waiving or supplementing any of the provisions of Section 3 of the Loan Agreement or the representations of such Funding Party in Section 4.2 or 4.3 or the covenants of such Funding Party in Section 6 of this Master Agreement;

                  (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, the Leased Property Balance, the Lease Balance, any Funding Party Balance, Recourse Deficiency Amount, interest or Yield; or

                  (iv) consenting to any assignment of the Lease, releasing any of the collateral assigned to the Agent and the Lenders pursuant to any Mortgage and any Assignment of Lease and Rents (but excluding a release of any rights that the Lenders may have in any Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing the Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing any Obligor from its obligations under the Guaranty Agreement, the Subsidiary Guaranty or the other Operative Documents or changing the absolute and unconditional character of any such obligation; and

                  (y) no termination, amendment, extension, supplement, waiver or modification shall be made to the Lease, without the written agreement or consent of the Lessor and all of the Lenders; and

                  (z) subject to the foregoing clauses (x) and (y), so long as no Event of Default has occurred and is continuing, the Lessor, the Agent and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgages and the Assignments of Lease and Rents without the consent of the Lessee (such consent not to be unreasonably withheld or delayed); provided that in no event may the Loan Agreement or the Notes be amended so as to increase the amount of Basic Rent payable by the Lessee without the consent of the Lessee; the Lessor and the Lessee may not amend, supplement, waive or modify any terms of the Lease or any Security Agreement and Assignment without the consent of the Agent and the Lenders.

         SECTION 8.5 Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 8.6 Parties in Interest. Except as expressly provided herein, none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto and their respective successors and permitted assigns.

         SECTION 8.7 GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 8.8 Expenses. Whether or not the transactions herein contemplated are consummated, the Lessee agrees to pay, as Supplemental Rent, all actual, reasonable and documented out-of-pocket costs and expenses of the Lessor, the Agent and the Lenders in connection with the preparation, execution and delivery of the Operative Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Mayer, Brown & Platt, but not including any fees and disbursements for any other outside counsel representing any Lender) and of the Lessor, the Agent and the Lenders in connection with the enforcement of the Operative Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Lessor, the Agent and the Lenders). All references in the Operative Documents to "attorneys' fees" or "reasonable attorneys fees" shall mean reasonable attorneys' fees actually incurred, without regard to any statutory definition thereof. Notwithstanding the foregoing, any amounts due pursuant to this Section
8.8 with respect to any Construction Land Interest during the Construction Term therefor shall be payable by the Lessor from the proceeds of Advances (and the Construction Agent shall provide a Funding Request for such Advances upon notice from the Lessor or the Agent).

         SECTION 8.9 Severability. Any provision of this Master Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.10 Liabilities of the Funding Parties; Sharing of Payments.

                  (a) No Funding Party shall have any obligation to any other Funding Party or to the Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lender shall have any obligation or duty to the Lessee, any other Funding Parties or any other Person with respect to the transactions contemplated hereby except to the extent of the obligations and duties expressly set forth in this Master Agreement or the Loan Agreement.

                  (b) If any Funding Party shall obtain any payment (whether voluntary or involuntary, or through the exercise of any right of set-off or otherwise) on account of the Advances made by it in excess of its ratable share of payments on account of the Advances obtained by all the Funding Parties, such Funding Parties shall forthwith purchase from the other Funding Parties such participations in the Advances owed to them as shall be necessary to cause such purchasing Funding Party to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Funding Party, such purchase from each Funding Party shall be rescinded and such Funding Party shall repay to the purchasing Funding Party the purchase price to the extent of such Funding Party's ratable share (according to the proportion of (i) the amount of the participation purchased from such Funding Party as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such Funding Party's ratable share (according to the proportion of (i) the amount of such Funding Party's required repayment to (ii) the total amount so recovered from the purchasing Funding Party) of any interest or other amount paid or payable by the purchasing Funding Party in respect of the total amount so recovered. Each Funding Party agrees that any Funding Party so purchasing a participation from another Funding Party pursuant to this Section 8.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Funding Party were the direct creditor of such Funding Party in the amount of such participation.

         SECTION 8.11 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof;

                  (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Schedule 8.2 or at such other address of which the other parties hereto shall have been notified pursuant to Section 8.2; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

         EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS MASTER AGREEMENT, ANY OTHER OPERATIVE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 8.12 Liabilities of the Agent. The Agent shall have no duty, liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement or the Loan Agreement, as the case may be.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                        RUBY TUESDAY, INC., as the Lessee



         By: /s/ J. Russell Mothershed
             ------------------------------------------------
         Name Printed:  J. Russell Mothershed
                       --------------------------------------
         Title:   Senior Vice President
                ---------------------------------------------

                    ATLANTIC FINANCIAL GROUP, LTD., as Lessor

           By: Atlantic Financial Managers, Inc., its General Partner



         By:   /s/ Stephen S. Brookshire
             -------------------------------------------------
         Name Printed:   Stephen S. Brookshire
                       ---------------------------------------
         Title:     President
                 ---------------------------------------------

                     SUNTRUST BANK, as Agent and as a Lender



         By:     /s/ Vipul Patel
             ------------------------------------------------
         Name Printed:   Vipul Patel
                       --------------------------------------
         Title:   Vice President
                ---------------------------------------------

                       BANK OF AMERICA, N.A., as a Lender



         By:   /s/ Richard G. Parkhurst, Jr.
             -----------------------------------------------
         Name Printed:   Richard G. Parkhurst, Jr.
                       -------------------------------------
         Title:         Managing Director
                --------------------------------------------

                        FLEET NATIONAL BANK, as a Lender



         By:   /s/ Robert W. MacElhiney
             -----------------------------------------------
         Name Printed: Robert W. MacElhiney
                       -------------------------------------
         Title:    Director
                --------------------------------------------

                         FIRSTAR BANK, N.A., as a Lender



         By:  /s/ Russell S. Rogers
             ------------------------------------------------
         Name Printed:  Russell S. Rogers
                       --------------------------------------
         Title:  Vice President
                ---------------------------------------------

                            AMSOUTH BANK, as a Lender



         By:   /s/ J. Harvey White
             ------------------------------------------------
         Name Printed: J. Harvey White
                       --------------------------------------
         Title:  Senior Vice President
                ---------------------------------------------

                        WACHOVIA BANK, N.A., as a Lender



         By:  /s/ Karen E. Reel
             ------------------------------------------------
         Name Printed:   Karen E. Reel
                       --------------------------------------
         Title:    Vice President
                ---------------------------------------------

                       SOUTHTRUST BANK, N.A., as a Lender



         By:   /s/ Bradford Vieira
             ------------------------------------------------
         Name Printed:  Bradford Vieira
                       --------------------------------------
         Title:  A.V.P.
                ---------------------------------------------

                                  SCHEDULE 2.2


                    AMOUNT OF EACH FUNDING PARTY'S COMMITMENT



Lessor Commitment Percentage:  3.5%

Lessor Commitment: $1,750,000

Lender Commitment Percentages:


SunTrust Bank                            18.38%
Bank of America, N.A.                    21.88%
Wachovia Bank, N.A.                      12.5%
Firstar Bank, N.A.                       12.5%
Fleet National Bank                      12.5%
SouthTrust Bank, N.A                     12.5%
AM South Bank                            6.25%


Lender Commitments:

                           A Loans              B Loans                Total

SunTrust Bank           $8,092,616.58        $1,094,883.42         $9,187,500
Bank of America, N.A.   $9,634,067.36        $1,303,432.64        $10,937,500
Wachovia Bank, N.A.     $5,505,181.35          $744,818.65         $6,250,000
Firstar Bank, N.A.      $5,505,181.35          $744,818.65         $6,250,000
Fleet National Bank     $5,505,181.35          $744,818.65         $6,250,000
SouthTrust Bank, N.A.   $5,505,181.35          $744,818.65         $6,250,000
AmSouth Bank            $2,752,590.67          $372,409.33         $3,125,000

                                  SCHEDULE 8.2


                              ADDRESSES FOR NOTICES


Lessee:                  Ruby Tuesday, Inc.
                         150 West Church Avenue
                         Maryville, Tennessee 37801
                         Attn: CFO
                         Telephone: 865/379-5741
                         Facsimile: 865/379-6817

Lessor:                  Atlantic Financial Group, Ltd.
                         2808 Fairmount
                         Suite 250 LB9
                         Dallas, Texas 75201
                         Attn:  Stephen Brookshire
                         Telephone:  214/720-9237
                         Facsimile:  214/871-2799

Lender and Agent:        SunTrust Bank
                         201 Fourth Avenue North
                         Nashville, Tennessee 37244
                         Attn: Vipul Patel
                         Telephone: 615/748-4322
                         Facsimile: 615/748-5269

                         with a copy to:
                         SunTrust Equitable Securities Corporation
                         303 Peachtree Street
                         24th Floor
                         MC3951
                         Atlanta, Georgia 30308
                         Attn: Robert Kennedy
                         Telephone: 404/532-0714
                         Facsimile: 404/230-1344

                         AmSouth Bank
                         505 South Gay Street
                         Knoxville, Tennessee 37902
                         Attn:  Eric Schwarzentraub
                         Telephone:
                         Facsimile:  865/521-5352

                         Wachovia Bank, N.A.
                         191 Peachtree Street
                         Atlanta, Georgia 30303
                         Attn: Karen Reel
                         Telephone:  404/332-5187
                         Facsimile:   404/332-4058

                         Bank of America, N.A.
                         100 North Tryon Street
                         Charlotte, North Carolina 28255
                         Attn:  Dick Parkhurst
                         Telephone: 704/386-1828
                         Facsimile: 704/386-3271

                         Fleet National Bank
                         100 Federal Street
                         Boston, Massachusetts 02110
                         Attn:  Rob MacElhiney
                         Telephone: 617/434-7068
                         Facsimile: 617/434-0637

                         Firstar Bank, N.A.
                         150  Fourth Avenue North
                         Nashville, Tennessee 37219
                         Attn:  Russell S. Rogers,
                         Vice President,     Corporate Banking
                         Telephone:  615-251-9280
                         Facsimile:  615-251-9247

                         SouthTrust Bank
                         230 4th Avenue
                         8th Floor
                         Nashville, Tennessee 37219
                         Attn: Bradford Vieira
                         Telephone: 615/880-4115
                         Facsimile: 615/880-4044

                                   APPENDIX A
                                       to
                            Master Agreement, Lease,
                Loan Agreement and Construction Agency Agreement

                         DEFINITIONS AND INTERPRETATION

         A.       Interpretation.  In each Operative Document, unless a clear
                  --------------
                  contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents;

                  (iii)  reference to any gender includes each other gender;

                  (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

                  (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section, paragraph or other provision of such Operative Document;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

                  (ix)  "or" is not exclusive; and

                  (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

         B.       Accounting Terms.  In each Operative Document, unless
                  ----------------
expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

         C. Conflict in Operative Documents. If there is any conflict between any Operative Documents, each such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Master Agreement shall prevail and control.

         D. Legal Representation of the Parties. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring any Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         E.       Defined Terms.  Unless a clear contrary intention appears,
                  -------------
terms defined herein have the respective indicated meanings when used in each Operative Document.

         "A Loan" means the A Percentage of Fundings made pursuant to the Loan Agreement and the Master Agreement.

         "A Note" is defined in Section 2.2 of the Loan Agreement.

         "A Percentage" means 85%.

         "Address" means with respect to any Person, its address set forth in
Schedule 8.2 to the Master Agreement or such other address as it shall have identified to the parties to the Master Agreement in writing in the manner provided for the giving of notices thereunder.

         "Adjusted LIBO Rate" shall mean, with respect to each Rent Period for a LIBOR Advance, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                  Adjusted LIBO Rate  =         LIBOR
                                        -------------------------------
                                        1.00 - LIBOR Reserve Percentage

As used herein, LIBOR Reserve Percentage shall mean, for any Rent Period for a LIBOR Advance, the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next 1/100th of 1%) in effect on any day to which the Agent is subject with respect to the Adjusted LIBO Rate pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities" under Regulation D). LIBOR Advances shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Funding Party under Regulation D. The LIBOR Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Adjusted Total Capital" shall mean, as of any date of determination, the sum of (i) Adjusted Total Debt as of such date and (ii) Consolidated Net Worth as of such date.

         "Adjusted Total Debt" shall mean, as of any date of determination, (i) all Indebtedness of the Lessee and its Subsidiaries on a consolidated basis, including without limitation all Loans and LC Exposure (as defined in the Credit Agreement), but excluding all Indebtedness of the type described in subsection
(xi) of the definition of Indebtedness and excluding any Synthetic Lease Obligations to the extent that such Synthetic Lease Obligations are included in clause (ii) below, plus (ii) to the extent not included in clause (i), the present value of all lease obligations arising under operating leases of Lessee and its Subsidiaries as determined in accordance with GAAP, applying a discount rate of ten percent (10%).

         "Adjusted Total Debt to Adjusted Total Capital Ratio" shall mean, as of any date of determination, the ratio of (i) Adjusted Total Debt as of such date to (ii) Adjusted Total Capital as of such date.

         "Adjusted Total Debt to EBITDAR Ratio" shall mean, as of any date of determination, the ratio of (i) Adjusted Total Debt as of such date to (ii) Consolidated EBITDAR as of such date, measured for the four Fiscal Quarter period ending on such date.

         "Advance" means a LIBOR Advance or a Base Rate Advance.

         "Affiliate" shall mean as to any Person, any other Person that directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is common Control with, such Person.

         "After-Tax Basis" means (a) with respect to any payment to be received by an Indemnitee (which, for purposes of this definition, shall include any Tax Indemnitee), the amount of such payment supplemented by a further payment or payments so that, after deducting from such payments the amount of all Taxes (net of any current credits, deductions or other Tax benefits arising from the payment by the Indemnitee of any amount, including Taxes, for which the payment to be received is made) imposed currently on the Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payments shall be equal to the original payment to be received and (b) with respect to any payment to be made by any Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after increasing such payment by the amount of any current credits or other Tax benefits realized by the Indemnitee under the laws of any Governmental Authority or taxing authority resulting from the making of such payments, the sum of such payments (net of such credits or benefits) shall be equal to the original payment to be made; provided, however, for the purposes of this definition, and for purposes of any payment to be made to either the Lessee or an Indemnitee on an after-tax basis, it shall be assumed that (i) federal, state and local taxes are payable at the highest combined marginal federal and state statutory income tax rate (taking into account the deductibility of state income taxes for federal income tax purposes) applicable to corporations from time to time and (ii) such Indemnitee or the Lessee has sufficient income to utilize any deductions, credits (other than foreign tax credits, the use of which shall be determined on an actual basis) and other Tax benefits arising from any payments described in clause (b) of this definition.

         "Agent" means SunTrust Bank, a Georgia banking corporation, in its capacity as agent under the Master Agreement and the Loan Agreement.

         "Alterations" means, with respect to any Leased Property, fixtures, alterations, improvements, modifications and additions to such Leased Property.

         "American Cafe" shall mean "American Cafe", "Silverspoon" or "Mozzarella's American Cafe", an operating concept of SRG LLC, a Delaware limited liability company.

         "Applicable Fee Margin" shall mean, as of any date, the percentage per annum determined by reference to the applicable Adjusted Total Debt to EBITDAR Ratio in effect on such date as set forth on Schedule 1.1 attached hereto; provided, that a change in the Applicable Fee Margin resulting from a change in the Adjusted Total Debt to EBITDAR Ratio shall be effective on the second Business Day after the date the Lessee is required to deliver the financial statements required by Section 5.1(a) or (b) of the Master Agreement and the compliance certificate required by Section 5.1 (c) of the Master Agreement; provided, further, that if at any time the Lessee shall have failed to deliver such financial statements and such certificate, the Applicable Fee Margin shall be at Level V until such time as such financial statements and certificate are delivered, at which time the Applicable Fee Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Fee Margin from the date of the Master Agreement until the first financial statement and compliance certificate are required to be delivered shall be at Level IV.

         "Applicable Law" means all existing and future applicable laws (including Environmental Laws and zoning laws), rules, regulations (including proposed, temporary and final income tax regulations and the Margin Regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of any Leased Property).

         "Applicable Margin" shall mean, as of any date, the percentage per annum determined by reference to the applicable Adjusted Total Debt to EBITDAR Ratio in effect on such date as set forth on Schedule 1.1 attached hereto; provided, that a change in the Applicable Margin resulting from a change in such ratio shall be effective on the second Business Day after the date the Lessee is required to deliver the financial statements required by Section 5.1(a) or (b) and the compliance certificate required by Section 5.1 (c) of the Master Agreement; provided, further, that if at any time the Lessee shall have failed to deliver such financial statements and such certificate, the Applicable Margin shall be at Level V until such time as such financial statements and certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin from the date of the Master Agreement until the first financial statement and compliance certificate are required to be delivered shall be at Level IV.

         "Appraisal" is defined in Section 3.1 of the Master Agreement.

         "Appraiser" means an MAI appraiser reasonably satisfactory to the Agent.

         "Approved Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Architect" means with respect to any Leased Property the architect engaged in connection with the construction of the related Building, if any, who may be an employee of the General Contractor for such Leased Property.

         "Architect's Agreement" means, with respect to any Leased Property, the architectural services agreement, if any, between the Lessee and the related Architect.

         "Assignment of Lease and Rents" means, with respect to any Leased Property, the Assignment of Lease and Rents, dated as of the related Closing Date, from the Lessor to the Agent, substantially in the form of Exhibit B to the Master Agreement.

         "Award" means any award or payment received by or payable to the Lessor or the Lessee on account of any Condemnation or Event of Taking (less the actual costs, fees and expenses, including reasonable attorneys' fees, incurred in the collection thereof, for which the Person incurring the same shall be reimbursed from such award or payment).

         "B Loan" means the B Percentage of Fundings made pursuant to the Loan Agreement and the Master Agreement.

         "B Note" is defined in Section 2.2 of the Loan Agreement.

         "B Percentage" means 11.5%.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended.

         "Base Rate" means the higher of (i) the rate which the Agent publicly announces from time to time as its prime lending rate, as in effect from time to time, and (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to customers; the Agent may make commercial loans or other loans at rates of interest at, above or below the Agent's prime lending rate. Each change in the Agent's prime lending rate or the Federal Funds Rate shall be effective from and including the date such change is publicly announced as being effective and without notice to the Lessee.

         "Base Term" means, with respect to any Leased Property, (a) the period commencing on the Initial Closing Date and ending on April 29, 2006 or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

         "Base Rate Advance" means that portion of the Funded Amount bearing interest at the Base Rate.

         "Basic Rent" means, for any Lease Term, the rent payable pursuant to
Section 3.1 of the Lease, determined in accordance with the following: each installment of Basic Rent payable on any Payment Date shall be in an amount equal to the sum of (A) the aggregate amount of Lender Basic Rent payable on such Payment Date, plus (B) the aggregate amount of Lessor Basic Rent payable on such Payment Date, in each case for the Leased Property or Properties that are then subject to the Lease.

         "Board of Directors", with respect to a corporation, means either the Board of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

         "Building" means, with respect to any Leased Property, the buildings, structures and improvements located or to be located on the related Land, along with all fixtures used or useful in connection with the operation of such Leased Property, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached or used or useful in connection with the Building, all equipment financed by the Lessor and/or the Lenders and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (but in each case excluding trade fixtures financed other than by the Lessor or the Lenders).

         "Business Day" means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to be closed for business in Atlanta, Georgia and, if the applicable Business Day relates to a LIBOR Advance, on which trading is not carried on by and between banks in the London interbank market.

         "Capital Expenditures" shall mean for any period, without duplication,
(a) the additions to property, plant and equipment and other capital expenditures of the Lessee and its Subsidiaries that are (or would be) set forth on a consolidated statement of cash flows of the Lessee for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Lessee and its Subsidiaries during such period.

         "Capital Lease Obligations" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Change in Control" shall mean the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Lessee to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 30% or more of the outstanding shares of the voting stock of the Lessee; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Lessee by Persons who were neither (i) nominated by the current board of directors or (ii) appointed by directors so nominated.

         "Casualty" means an event of damage or casualty relating to all or part of any Leased Property that does not constitute an Event of Loss.

         "Claims" means liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, proceedings, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever.

         "Closing Date" means, with respect to each parcel of Land, the date on which such Land is acquired by the Lessor pursuant to a Purchase Agreement or such Land is leased to the Lessor pursuant to a Ground Lease and the initial Funding occurs with respect to such Land under the Master Agreement.

         "Code" or "Tax Code" means the Internal Revenue Code of 1986, as amended.

         "Commitment" means as to each Funding Party, its obligation to make Fundings as investments in each Leased Property, or to make Loans to the Lessor, in an aggregate amount not to exceed at any one time outstanding the amount set forth for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

         "Commitment Percentage" means as to any Funding Party, at a particular time, the percentage of the aggregate Commitments in effect at such time represented by such Funding Party's Commitment, as such percentage is shown for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

         "Completion Date" with respect to any Leased Property means the Business Day on which the conditions specified in Section 3.5 of the Master Agreement have been satisfied or waived with respect to such Leased Property.

         "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, occupancy or title to any Leased Property or any part thereof in, by or on account of any actual eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use is prevented or occupancy or title is taken.

         "Consolidated Companies" shall mean, collectively, the Lessee and any of its Subsidiaries, and "Consolidated Company" shall mean, individually, the Lessee or any of its Subsidiaries.

         "Consolidated EBITDA" shall mean, for the Lessee and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense determined on a consolidated basis in accordance with GAAP, (iii) depreciation and amortization determined on a consolidated basis in accordance with GAAP and (iv) all other non-cash charges determined on a consolidated basis in accordance with GAAP, in each case for such period.

         "Consolidated EBITDAR" shall mean, for the Lessee and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated EBITDA plus (b) Consolidated Lease Expense, in each case for such period.

         "Consolidated EBITR" shall mean, for the Lessee and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense determined on a consolidated basis in accordance with GAAP, (iii) all other non-cash charges, determined on a consolidated basis in accordance with GAAP, and (iv) Consolidated Lease Expense, in each case for such period.

         "Consolidated Fixed Charges" shall mean, for the Lessee and its Subsidiaries for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period and (d) Consolidated Lease Expense for such period.

         "Consolidated Interest Expense" shall mean, for the Lessee and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) total interest expense, including without limitation the interest component of any payments in respect of Capital Leases Obligations capitalized or expensed during such period (whether or not actually paid during such period) plus (ii) the net amount payable (or minus the net amount receivable) under Hedging Agreements during such period (whether or not actually paid or received during such period).

         "Consolidated Lease Expense" shall mean, for any period, the aggregate amount of fixed and contingent rental and operating lease expense payable by the Lessee and its Subsidiaries with respect to leases of real and personal property (excluding Capital Lease Obligations) determined on a consolidated basis in accordance with GAAP for such period.

         "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Lessee and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, (iii) any equity interest of the Lessee or any Subsidiary of the Lessee in the unremitted earnings of any Person that is not a Subsidiary and (iv) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Lessee or any Subsidiary on the date that such Person's assets are acquired by the Lessee or any Subsidiary.

         "Consolidated Net Worth" shall mean, as of any date, (i) the total assets of the Lessee and its Subsidiaries that would be reflected on the Lessee's consolidated balance sheet as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus the sum of (i) the total liabilities of the Lessee and its Subsidiaries that would be reflected on the Lessee's consolidated balance sheet as of such date prepared in accordance with GAAP and (ii) the amount of any write-up in the book value of any assets resulting from a revaluation thereof or any write-up in excess of the cost of such assets acquired reflected on the consolidated balance sheet of the Lessee as of such date prepared in accordance with GAAP.

         "Control" shall mean the power, directly or indirectly, either to (i) vote 5% or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling", "Controlled by", and "under common Control with" have meanings correlative thereto.

         "Construction" means, with respect to any parcel of Land, the construction and development of the related Building pursuant to the related Plans and Specifications.

         "Construction Agency Agreement" means the Construction Agency Agreement, dated as of April 30, 2001, between the Lessee and the Lessor.

         "Construction Agent" means the Lessee in its capacity as construction agent pursuant to the Construction Agency Agreement.

         "Construction Budget" is defined in Section 2.4 of the Construction Agency Agreement.

         "Construction Commencement Date" is defined in Section 2.3 of the
          ------------------------------
Construction Agency Agreement.

         "Construction Conditions" means the conditions set forth in Section 3.5 of the Master Agreement.

         "Construction Contract" means, with respect to any Leased Property, that certain construction contract, if any, between the Lessee and a General Contractor for the Construction of the related Building, provided that such contract shall be assigned by the Lessee to the Lessor, and such assignment shall be consented to by such General Contractor, pursuant to an assignment of such construction contract substantially in the form of the Security Agreement and Assignment set forth as Exhibit D to the Master Agreement.

         "Construction Documents" is defined in Section 2.6 of the Construction Agency Agreement.

         "Construction Failure Payment" with respect to any Leased Property means the amount equal to the sum of (i) 89.9% of the acquisition cost of the related Land, if the cost of the related Land is less than 25% of the total expected cost of such Leased Property or 100% of the acquisition cost of the related Land, if the cost of the related Land is equal to or more than 25% of the total expected cost of such Leased Property, plus (ii) 89.9% of the Construction costs (including development and transaction costs) related to such Leased Property that have been incurred through the date of payment that are or would be considered project costs in accordance with GAAP, plus (iii) any amounts owed with respect to such Leased Property pursuant to Section 3.4 of the Construction Agency Agreement or Section 7.2 of the Master Agreement, plus (iv) the cost of tenant improvements not paid by the Construction Agent that were not part of the Construction Budget for such Leased Property.

         "Construction Force Majeure Event" means, with respect to any Leased
          --------------------------------
          Property:

         (a)      an act of God arising after the related Closing Date, or

         (b) any change in any Applicable Law arising after such Closing Date and relating to the use of the Land or the construction of a Building on the Land, or

         (c) strikes, lockouts, labor troubles, unavailability of materials, riots, insurrections or other causes beyond the Lessee's control which prevents the Construction Agent from completing the Construction prior to the Scheduled Construction Termination Date and which could not have been avoided or which cannot be remedied by the Construction Agent through the exercise of all commercially reasonable efforts or the expenditure of funds and, in the case of (b) above, the existence or potentiality of which was not known to and could not have been discovered prior to such Closing Date through the exercise of reasonable due diligence by the Construction Agent.

         "Construction Land Interest" means each parcel of Land for which the Completion Date has not yet occurred.

         "Construction Term" means, with respect to any Leased Property, the period commencing on the related Closing Date and ending on the related Construction Term Expiration Date, or such shorter period as may result from earlier termination of the Lease as provided therein.

         "Construction Term Expiration Date" means, with respect to any Leased Property, the earliest of the following:

         (a)      the related Completion Date,

         (b) the date on which the aggregate Funded Amounts equal the Commitments, and

         (c)      the related Scheduled Construction Termination Date.

         "Contractual Obligation", as applied to any Person, means any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting any of the properties of such Person).

         "Credit Agreement" means the Revolving Credit Agreement, dated as of October 11, 2000, among the Lessee, the lenders listed therein and SunTrust Bank, as administrative agent, issuing bank and swingline lender.

         "Deed" means, with respect to any Land, a General Warranty Deed (or, if the related Title Policy is acceptable to the Lessee and the Agent, a Special or Limited Warranty Deed), dated the applicable Closing Date, from the applicable Seller to the Lessor, conveying such Land.

         "Default" means any event, condition or failure which, with notice or lapse of time or both, would become an Event of Default.

         "Disbursement Agreement" means the Disbursement/Transfer Agreement, dated as of April 30, 2001, between the Lessee and SunTrust Bank.

         "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
(c) any other Person (other than a natural Person) approved by the Agent and unless an Event of Default has occurred and is continuing, the Lessee (each such approval not to be unreasonably withheld or delayed). If the consent of the Lessee to an assignment or to an Eligible Assignee is required under the Master Agreement (including a consent to an assignment which does not meet the minimum assignment thresholds specified in paragraph (a)(i) of Section 6.2 of the Master Agreement), the Lessee shall be deemed to have given its consent five Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Agent) to the Lessee, unless such consent is expressly refused by the Lessee prior to such fifth Business Day.

         "Environmental Audit" means, with respect to each parcel of Land, a Phase I Environmental Assessment, dated no more than 60 days prior to the related Closing Date, by an environmental services firm satisfactory to the Funding Parties.

         "Environmental Laws" means and include the Resource Conservation and Recovery Act of 1976, (RCRA) 42 U.S.C. ss.ss. 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss. 9601-9657, (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812, the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601-2671, the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss. 136 et seq., and all similar federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of any Leased Property, or any part thereof, as any of the foregoing may have been from time to time amended, supplemented or supplanted.

         "Environmental Permits" means all permits, licenses, authorizations, certificates and approvals of Governmental Authorities required by Environmental Laws.

         "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Lessee or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor federal statute.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated), which, together with the Lessee, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" shall mean (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Lessee or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Lessee or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Lessee or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Lessee or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Lessee or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Event of Default" means any event or condition designated as an "Event of Default" in Article XII of the Lease.

         "Event of Loss" is defined in Section 10.1 of the Lease.

         "Event of Taking" is defined in Section 10.2 of the Lease.

         "Executive Officer" means with respect to any Person, the President, Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties.

         "Fair Market Rental Value" means, with respect to any Leased Property, the fair market rent as determined by an independent appraiser chosen by the Lessor, with the consent of the Lessee, not to be unreasonably withheld or delayed (unless an Event of Default has occurred and is continuing, in which case, no consent shall be required) that would be obtained in an arm's-length lease between an informed and willing lessee and an informed and willing lessor, in either case under no compulsion to lease, and neither of which is related to or affiliated with the Lessor or Lessee for the lease of such Leased Property on the terms (other than the amount of Basic Rent) set forth, or referred to, in the Lease. Such fair market rent shall be calculated as the value for the use of such Leased Property to be leased in place at the Land, assuming, in the determination of such fair market rental value, that such Leased Property is in the condition and repair required to be maintained by the terms of the related Lease (unless such fair market rental value is being determined for the purposes of Section 13.1 of the Lease and except as otherwise specifically provided in the Lease, in which case this assumption shall not be made).

         "Fair Market Sales Value" means, with respect to any Leased Property or any portion thereof, the fair market sales value as determined by an independent appraiser chosen by the Lessor or, so long as the Funded Amounts are outstanding, the Agent, with the consent of the Lessee, not to be unreasonably withheld or delayed (unless an Event of Default has occurred and is continuing, in which case, no consent shall be required) that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a lessee currently in possession) and an informed and willing seller, under no compulsion, respectively, to buy or sell and neither of which is related to the Lessor or Lessee, for the purchase of such Leased Property. Such fair market sales value shall be calculated as the value for such Leased Property, assuming, in the determination of such fair market sales value, that such Leased Property is in the condition and repair required to be maintained by the terms of the Lease (unless such fair market sales value is being determined for purposes of Section 13.1 of the Lease and except as otherwise specifically provided in the Lease or the Master Agreement, in which case this assumption shall not be made).

         "Federal Funds Rate" means for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

         "Final Rent Payment Date" with respect to any Leased Property is defined in Section 13.1(e) of the Lease.

         "Fiscal Quarter" shall mean any fiscal quarter of the Lessee or the Consolidated Companies, as applicable.

         "Fixed Charge Coverage Ratio" shall mean, as of any date of determination, the ratio of (a) Consolidated EBITR to (b) Consolidated Fixed Charges, in each case measured for the four Fiscal Quarter period ending on such date.

         "Foreign Subsidiary" shall mean any Subsidiary that is organized under the laws of a jurisdiction other than one of the fifty states of the United States or the District of Columbia.

         "Franchise Partner Program" shall mean the optional financing and business structuring program offered by the Lessee to a limited number of qualified restaurant operators, such operators to be determined by the Lessee in its sole discretion, which provided such restaurant operators a business structure for organizing, owning and funding the establishment and operation of restaurants doing business under operating concepts owned by the Lessee.

         "Funded Amount" means, as to the Lessor, the Lessor's Invested Amounts, and, as to each Lender, the outstanding principal amount of such Lender's Loans.

         "Funding" means any funding by the Funding Parties pursuant to Section
2.2 of the Master Agreement.

         "Funding Date" means each Closing Date and each other date during the Construction Term on which a Funding occurs under Section 2 of the Master Agreement.

         "Funding Parties" means the Lessor, the Agent and the Lenders, collectively.

         "Funding Party Balance" means, with respect to any Leased Property, (i) for the Lessor as of any date of determination, an amount equal to the sum of the outstanding related Lessor's Invested Amount, all accrued and unpaid Yield on such outstanding related Lessor's Invested Amount, all unpaid related fees owing to the Lessor under the Operative Documents, and all other related amounts owing to the Lessor by the Lessee under the Operative Documents, and (ii) for any Lender as of any date of determination, an amount equal to the sum of the outstanding related Loans of such Lender, all accrued and unpaid interest thereon, all unpaid related fees owing to such Lender under the Operative Documents, and all other related amounts owing to such Lender by the Lessee under the Operative Documents.

         "Funding Request" is defined in Section 2.2 of the Master Agreement.

         "Funding Termination Date" means the earlier of (i) October 1, 2002 and
(ii) the termination of the Lenders' Commitments pursuant to Section 5.2 of the Loan Agreement.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

         "General Contractor" means with respect to any Leased Property the general contractor under the related Construction Contract as may be selected by the Lessee.

         "General Partner" means Atlantic Financial Managers, Inc., a Texas corporation.

         "General Permitted Liens" mean Liens permitted pursuant to Section 5.15 of the Master Agreement.

         "Governmental Action" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of any Leased Property.

         "Governmental Authority" means any foreign or domestic federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or any political subdivision thereof.

         "Ground Lease" means, with respect to any Land, the ground lease between the related Ground Lessor and the Lessor pursuant to which a leasehold estate is conveyed in the Land to the Lessor.

         "Ground Lessor" means, as to any Land, the ground lessor of such Land.

         "Guarantor" means the Lessee, in its capacity as guarantor under the Guaranty Agreement.

         "Guaranty" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of Guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term "Guaranty" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guaranty" used as a verb has a corresponding meaning.

         "Guaranty Agreement" means the Guaranty, dated as of April 30, 2001 by the Guarantor in favor of the Funding Parties.

         "Hazardous Material" means any substance, waste or material which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by products and other hydrocarbons, or which is or becomes regulated under any Environmental Law by any Governmental Authority, including any agency, department, commission, board or instrumentality of the United States, any jurisdiction in which a Leased Property is located or any political subdivision thereof and also including, without limitation, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs") and radon gas.

         "Hedging Agreements" shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity agreements and other similar agreements or arrangements designed to protect against fluctuations in interest rates, currency values or commodity values, in each case to which any Lessee or any Subsidiary is a party.

         "Hostile Acquisition" shall mean any Investment resulting in control of a Person involving a tender offer or proxy contest that has not been recommended or approved by the board of directors of the Person that is the subject of the Investment prior to the first public announcement or disclosure relating to such Investment.

         "Indebtedness" of any Person shall mean, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business; provided, that for purposes of Article XII(e) of the Lease, trade payables overdue by more than 120 days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, (x) Off-Balance Sheet Liabilities and (xi) all obligations under Hedging Agreements. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnitee" means the Agent (in its individual capacity and in its capacity as Agent), each Lender, and the Lessor, and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents; provided, however, that in no event shall the Lessee be an Indemnitee.

         "Indemnitee Group" means the respective Affiliates, employees, officers, directors and agents of the Agent (in its individual capacity), each Lender or the Lessor, as applicable; provided, however, that in no event shall the Lessee be a member of the Indemnitee Group.

         "Indemnity and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement substantially in the form of Exhibit J to the Master Agreement, among the Lessee, the Subsidiary Guarantors and the Agent.

         "Initial Closing Date" means the Closing Date for the first Leased Property acquired by the Lessor.

         "Investment" means, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

         "Issuing Bank" shall mean SunTrust Bank or any other lender under the Credit Agreement in its capacity as an issuer of Letters of Credit thereunder.

         "L&N" shall mean "L&N Seafood" or "L&N Seafood Grill", which are operating concepts of SRG LLC, a Delaware limited liability company.

         "Land" means the land described in Appendix B to the related Lease Supplement.

         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, treaties or decrees of any Governmental Authority, or of any court or similar entity established by any thereof.

         "LC Disbursement" shall mean a payment made by the Issuing Bank pursuant to a Letter of Credit.

         "LC Exposure" shall mean, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (ii) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Lessee at such time.

         "Lease" means the Lease Agreement, dated as of April 30, 2001, together with each Lease Supplement thereto, between the Lessee and the Lessor, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Funding Parties in the jurisdiction where the Leased Property is located.

         "Lease Balance" means, with respect to the Leased Properties, as of any date of determination, an amount equal to the aggregate sum of the outstanding Funded Amounts of all Funding Parties, all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Lessor's Invested Amounts, all unpaid fees owing to the Funding Parties under the Operative Documents, including all other amounts owing to the Funding Parties by the Lessee under the Operative Documents.

         "Lease Supplement" is defined in Section 2.1 of the Lease.

         "Lease Term" with respect to the Lease means (a) the Base Term, as it may be renewed pursuant to Section 14.9 of the Lease or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

         "Lease Termination Date" means the last day of the Lease Term.

         "Leased Property" means Land and the related Building(s). For purposes of the Lease, "Leased Property" means the Land identified in a Lease Supplement and the Buildings related thereto, unless the context provides otherwise.

         "Leased Property Balance" means, with respect to any Leased Property, as of any date of determination, an amount equal to the aggregate sum of the outstanding related Funded Amounts of all Funding Parties, all accrued and unpaid interest on the related Loans, all accrued and unpaid Yield on the related Lessor's Invested Amounts, all related unpaid fees owing to the Funding Parties under the Operative Documents, including all other amounts owing to the Funding Parties by the Lessee under the Operative Documents.

         "Lender Basic Rent" means, for any Rent Period under the Lease, the aggregate amount of interest accrued on the Loans related to the Leased Property subject to the Lease pursuant to Section 2.5 of the Loan Agreement during such Rent Period.

         "Lenders" means such financial institutions as are, or who may hereafter become, parties to the Loan Agreement as Lenders to the Lessor.

         "Lending Office" for each Lender means the office such Lender designates in writing from time to time to Lessee and the Agent.

         "Lessee" is defined in the preamble to the Master Agreement.

         "Lessor" is defined in the preamble to the Master Agreement.

         "Lessor Basic Rent" means, for any Rent Period under the Lease, the aggregate amount of Yield accrued and unpaid on the Lessor's Invested Amounts under the Lease under Section 2.3(a) of the Master Agreement during such Rent Period.

         "Lessor Liens" means Liens on or against any Leased Property, the Lease, any other Operative Document or any payment of Rent (a) which result from any act or omission of, or any Claim against, the Lessor unrelated to the Transactions or from Lessor's failure to perform as required under the Operative Documents or (b) which result from any Tax owed by the Lessor, except any Tax for which the Lessee is obligated to indemnify (including, without limitation, in the foregoing exception, any assessments with respect to any Leased Property noted on the related Title Policy or assessed in connection with any construction or development by the Lessee).

         "Lessor Rate" is defined in the Lessor Side Letter.
          -----------

         "Lessor Side Letter" means the letter agreement, dated as of April 30, 2001, between Lessee and the Lessor.

         "Lessor's Invested Amount" means the amounts funded by the Lessor pursuant to Section 2 of the Master Agreement that are not proceeds of Loans by a Lender, as such amount may be increased during the related Construction Term pursuant to Section 2.3(c) of the Master Agreement.

         "Letter of Credit" shall mean any letter of credit issued pursuant to
Section 2.22 of the Credit Agreement by the Issuing Bank for the account of the Lessee.

         "LIBOR" means, for any Rent Period, with respect to LIBOR Advances the British Bankers' Association Interest Settlement Rate per annum for deposits in Dollars for a period equal to such Rent Period appearing on the display designated as Page 3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Bankers' Association for the display of such Association's Interest Settlement Rates for Dollar Deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Rent Period or if such page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, that if the Agent determines that the relevant foregoing sources are unavailable for the relevant Rent Period, LIBOR shall mean the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Agent two (2) Business Days preceding the first day of such Rent Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Rent Period, for the number of days comprised therein and in an amount comparable to the amount of the LIBOR Advance of the Agent.

         "LIBOR Advance" means that portion of the Funded Amount bearing interest at a rate based on the Adjusted LIBO Rate.

         "Lien" means any mortgage, deed of trust, security deed, pledge, security interest, encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

         "Loan" shall have the meaning specified in Section 2.1 of the Loan Agreement.

         "Loan Agreement" means the Loan Agreement, dated as of April 30, 2001, among the Lessor, the Agent and the Lenders.

         "Loan Documents" means the Loan Agreement, the Notes, the Assignments of Lease and Rents, the Mortgages and all documents and instruments executed and delivered in connection with each of the foregoing.

         "Loan Event of Default" means any of the events specified in Section
5.1 of the Loan Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act has been satisfied.

         "Loan Potential Event of Default" means any event, condition or failure which, with notice or lapse of time or both, would become a Loan Event of Default.

         "Loss Proceeds" is defined in Section 10.6 of the Lease.

         "Margin Regulations" means Regulations T, U and X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "Master Agreement" means the Master Agreement, dated as of April 30, 2001, among the Lessee, the Lessor, the Agent and the Lenders.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results of operations, financial condition, assets, liabilities or prospects of the Lessee and its Subsidiaries, taken as a whole, or (ii) the ability of the Lessee or any other Obligor to perform in any material respect under the Operative Documents or (iii) the value, utility or useful life of any Leased Property, or (iv) the validity, enforceability or legality of any of the Operative Documents, or the rights or remedies of the Agent or any Funding Party thereunder, or (v) the priority, perfection or status of any Funding Party's interest in any Leased Property.

         "Material Indebtedness" shall mean Indebtedness or obligations in respect of one or more Hedging Agreements, of any one or more of the Lessee and the Subsidiaries in an aggregate principal amount exceeding $2,500,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Lessee or any Subsidiary in respect to any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Lessee or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

         "Material Subsidiary" shall mean (i) each Obligor other than the Lessee, and (ii) each other Subsidiary of the Lessee, now existing or hereafter established or acquired, that at any time prior to the Lease Termination Date, has or acquires total assets in excess of $5,000,000, or that accounted for or produced more than 5% of the Consolidated Net Income (Loss) of the Lessee on a consolidated basis during any of the three most recently completed Fiscal Years of the Lessee, or that is otherwise material to the operations or business of the Lessee or another Material Subsidiary.

         "Moody's" means Moody's Investor Service, Inc.
          -------

         "Mortgage" means, with respect to any Leased Property, that certain mortgage, deed of trust or security deed, dated as of the related Closing Date, by the Lessor to the Agent, in the form of Exhibit D attached to the Master Agreement, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Agent in the jurisdiction where the Leased Property is located.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Net Proceeds" means, with respect to any equity offering or issuance of Subordinated Debt, (i) all cash received with respect thereto, whether by way of deferred payment pursuant to a promissory note, a receivable or otherwise (and interest paid thereon), plus (ii) the higher of the book value or the fair market value of any assets (including any stock) received with respect thereto, in each case, net of reasonable and customary sale expenses, fees and commissions incurred and taxes paid or expected to be payable within the next twelve months in connection therewith.

         "Notes" means each A Note and each B Note issued by the Lessor under the Loan Agreement, and any and all notes issued in replacement or exchange therefor in accordance with the provisions thereof.

         "Obligations" means all amounts owed by, and obligations of, the Lessor to the Lenders or the Agent under the Loan Agreement, Notes and other Operative Documents.

         "Obligor" means the Lessee and each Subsidiary Guarantor.

         "Off-Balance Sheet Liabilities" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions which do not create a liability on the balance sheet of such Person, (iii) any Synthetic Lease Obligation or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person in accordance with GAAP.

         "Officer's Certificate" of a Person means a certificate signed by the Chairman of the Board or the President or any Executive Vice President or any Senior Vice President or any other Vice President of such Person signing with the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller or the Secretary or any Assistant Secretary of the such Person, or by any Vice President who is also Controller or Treasurer signing alone.

         "Operative Documents" means the Master Agreement, the Guaranty Agreement, the Purchase Agreements, the Deeds, the Lease, the Security Agreement and Assignment, the Notes, the Loan Agreement, the Disbursement Agreement, the Construction Agency Agreement, the Assignments of Lease and Rents, the Mortgages, the Ground Leases and the other documents delivered in connection with the transactions contemplated by the Master Agreement.

         "OSHA" shall mean the Occupational Safety and Health Act of 1970, as amended from time to time, and any successor statute.

         "Overdue Rate" means the lesser of (a) the highest interest rate permitted by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 365-day (or 366-day, if appropriate) year equal to 2.0% above the Base Rate in effect from time to time or, in the case of Yield, 2% above the Lessor Rate.

         "Partial Purchase Option" is defined in Section 14.1(b) of the Lease.

         "Participant" is defined in Section 6.2(c) of the Master Agreement.

         "Partnership Agreement" means the Agreement of Limited Partnership of AFG, dated as of February 28, 1996, among the General Partner and the persons listed on Schedule A thereto as limited partners.

         "Payment Date" means the last day of each Rent Period (and if such Rent Period is longer than three months, the day that is 90 days after the first day of such Rent Period) or, if such day is not a Business Day, the next Business Day.

         "Payment Date Notice" is defined in Section 2.3(e) of the Master Agreement.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

         "Permitted Encumbrances" shall mean

                  (i) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (v) judgment and attachment liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; and

                  (vi) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Lessee and its Subsidiaries taken as a whole;

provided, that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "Permitted Investments" shall mean:

                  (i) direct obligations of, or obligations the principal of and interest on which are unconditionally Guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

                  (ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within six months from the date of acquisition thereof;

                  (iii) certificates of deposit, bankers' acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or Guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

                  (v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above.
                                                -----------         ----

         "Permitted Liens" means the following with respect to any Leased
Property: (a) the respective rights and interests of the Lessee, the Lessor, the Agent and any Lender, as provided in the Operative Documents, (b) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings,
(c) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens arising after the related Closing Date in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (d) Liens arising after such Closing Date out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith, so long as the enforcement thereof has been stayed pending such appeal or review, (e) easements, rights of way, reservations, servitudes and rights of others against the Land which do not materially and adversely affect the value or the utility of such Leased Property, (f) other Liens incidental to the conduct of Lessee's business which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of such Leased Property or materially impair the use thereof, and (g) assignments, leases and subleases expressly permitted by the Operative Documents.

         "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, nonincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Lessee or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Plans and Specifications" means with respect to any Building the final plans and specifications for such Building prepared by the Architect, and, if applicable, referred to by the Appraiser in the Appraisal, as such Plans and Specifications may be hereafter amended, supplemented or otherwise modified from time to time.

         "Potential Event of Default" means any event, condition or failure which, with notice or lapse of time or both, would become an Event of Default.

         "Purchase Agreement" means with respect to any Land, the purchase agreement with the Seller for the conveyance of such Land to the Lessor.

         "Purchase Option" is defined in Section 14.1(a) of the Lease.

         "Quarterly Payment Date" means the last Business Day of each March, June, September and December of each year.

         "Recourse Deficiency Amount" means, as of any date of determination thereof, the sum of (i) the aggregate principal amount of the A Loans then outstanding, plus (ii) all accrued and unpaid interest on the A Loans.

         "Register" is defined in Section 6.2(b) of the Master Agreement.

         "Regulations" means the income tax regulations promulgated from time to time under and pursuant to the Code.

         "Release" means the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

         "Release Date" means, with respect to any Leased Property, the earlier of (i) the date that the Lease Balance has been paid in full, and (ii) the date on which the Agent gives notice to the Lessor that the Lenders release any and all interest they may have in such Leased Property, and all proceeds thereof, and any rights to direct, consent or deny consent to any action by the Lessor with respect to such Leased Property.

         "Remarketing Option" is defined in Section 14.6 of the Lease.

         "Rent" means Basic Rent and Supplemental Rent, collectively.
          ----

         "Rent Period" means (x) in the case of Base Rate Advances, means the period from, and including, a Quarterly Payment Date to, but excluding, the next succeeding Quarterly Payment Date and (y) in the case of LIBOR Advances, either a 1, 2, 3 or 6 month period; provided that:

                  (a) The initial Rent Period for any Funding shall commence on the Funding Date of such Funding and each Rent Period occurring thereafter in respect of such Funding shall commence on the day on which the next preceding Rent Period expires;

                  (b) If any Rent Period would otherwise expire on a day which is not a Business Day, such Rent Period shall expire on the next succeeding Business Day, provided that if any Rent Period in respect of LIBOR Advances would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Rent Period shall expire on the next preceding Business Day;

                  (c) Any Rent Period in respect of LIBOR Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Rent Period shall, subject to paragraph (d) below, expire on the last Business Day of such calendar month; and

                  (d) No Rent Period shall extend beyond the Lease Termination Date.

         "Report" is defined in Section 7.6 of the Master Agreement.

         "Required Lenders" means, at any time, Lenders holding at least 51% of the aggregate Commitments of the Lenders, or, if the Commitments are no longer in effect, Lenders holding at least 51% of the aggregate outstanding principal amount of the Loans.

         "Required Funding Parties" means, at any time, Funding Parties holding at least 51% of the Commitments of the Funding Parties, or, if the Commitments are no longer in effect, Funding Parties holding at least 51% of the aggregate outstanding principal amount of the Funded Amounts.

         "Requirements of Law" means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, permit, approval, authorization, license or variance, order or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations T, U and X of the Board of Governors of the Federal Reserve System, and any building, environmental or land use requirement or permit or occupational safety or health law, rule or regulation.

         "Responsible Officer" means the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer or a vice president of the Lessee or such other representative of the Lessee as may be designated in writing by one of the foregoing with the consent of the Agent; and, with respect to the financial covenants only, the chief financial officer or treasurer of the Lessee.

         "Restricted Payment" shall have the meaning set forth in Section 5.19 of the Master Agreement.

         "Scheduled Construction Termination Date" means with respect to any Building the earlier of (i) the Funding Termination Date and (ii) one year after the commencement of the Construction Commencement Date.

         "SEC" means the United States Securities and Exchange Commission.
          ---

         "Securities" means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Security Agreement and Assignment" means, with respect to any Leased Property, the Security Agreement and Assignment (Construction Contract, Architect's Agreement, Permits, Licenses and Governmental Approvals, and Plans, Specifications and Drawings) from the Lessee to the Lessor, substantially in the form of Exhibit C to the Master Agreement.

         "Seller" means as to any Leased Property, the seller thereof to the Lessor on the related Closing Date.

         "Subordinated Debt" shall mean all Indebtedness of Lessee subordinated to all Obligations incurred or assumed on terms and conditions satisfactory in all respects to the Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Agent and Required Lenders.

         "Subsidiary" shall mean, with respect to any Person (the "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, are directly or indirectly owned, controlled (intentionally lowercase) or held by the parent. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Lessee.

         "Subsidiary Guaranty Agreement" shall mean the Subsidiary Guaranty Agreement substantially in the form of Exhibit I to the Master Agreement, made by the Subsidiary Guarantors in favor of the Agent for the benefit of the Funding Parties.

         "Subsidiary Guarantor" shall mean any Material Subsidiary that is not a Foreign Subsidiary.

         "SunTrust Bank" means SunTrust Bank, a Georgia banking corporation.

         "Supplemental Rent" means any and all amounts, liabilities and obligations other than Basic Rent which the Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to the Lessor, the Agent, any Lender or any other party, including, without limitation, amounts under Article XVI of the Lease, and indemnities and damages for breach of any covenants, representations, warranties or agreements, and all overdue or late payment charges in respect of any Funded Amount.

         "Synthetic Lease" means a lease transaction under which the parties intend that (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and
(ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

         "Synthetic Lease Obligations" shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication,
(ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

         "Tax" or "Taxes" is defined in Section 7.4 of the Master Agreement.

         "Tax Indemnitee" means the Lessor, the Agent, any Lender and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents thereof, provided, however, that in no event shall the Lessee be a Tax Indemnitee; provided, further, that with respect to indemnities payable pursuant to Section 7.4 of the Master Agreement related to Construction Land Interests during the Construction Term, only the Lessor shall be a Tax Indemnitee.

         "Telerate" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

         "Tia's" shall mean "Tia's Mexican Restaurants", an operating concept of SRG LLC, a Delaware limited liability company.

         "Title Insurance Company" means the company that has or will issue the title policies with respect to a Leased Property, which company shall be reasonably acceptable to the Funding Parties.

         "Title Policy" is defined in Section 3.1 of the Master Agreement.

         "Transaction" means all the transactions and activities referred to in or contemplated by the Operative Documents.

         "UCC" means the Uniform Commercial Code of Georgia, as in effect from time to time.

         "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         "Yield" is defined in Section 2.3 of the Master Agreement.

                                  SCHEDULE 1.1

                               Applicable Margins


------- -------------------------- ------------------ -----------------
Pricing         Adjusted              Applicable         Applicable
 Level        Total Debt to           Margin for         Fee Margin
                EBITDAR                 LIBOR
                 Ratio                 Advances
------- -------------------------- ------------------ -----------------
  I      Less than 1.00:1.00        0.875% per annum   0.15% per annum
------- -------------------------- ------------------ -----------------
  II     Less than 1.50:1.00 but    1.00% per annum    0.20 per annum
         greater than or equal to
         1.00:1.00
------- -------------------------- ------------------ -----------------
  III    Less than 2.00:1.00 but    1.25% per annum    0.225% per annum
         greater than or equal to
         1.50:1.00
------- -------------------------- ------------------ -----------------
  IV     Less than 2.50:1.00 but    1.50% per annum    0.25% per annum
         greater than or equal to
         2.0:1.00
------- -------------------------- ------------------ -----------------
  V      Greater than or equal to   1.75% per annum    0.375% per annum
         2.50:1.00
------- -------------------------- ------------------ -----------------

                                LEASE AGREEMENT

                           Dated as of April 30, 2001

                                     between


                   ATLANTIC FINANCIAL GROUP, LTD., as Lessor,


                                       and


                          RUBY TUESDAY, INC., as Lessee

                   -------------------------------------------

                                TABLE OF CONTENTS
                                (Lease Agreement)
                                                                          Page

ARTICLE I.        DEFINITIONS...............................................1

ARTICLE II.       LEASE OF LEASED PROPERTY..................................1
         2.1           Acceptance and Lease of Property.....................1
         2.2           Acceptance Procedure.................................2

ARTICLE III.      RENT......................................................2
         3.1           Basic Rent...........................................2
         3.2           Supplemental Rent....................................3
         3.3           Method of Payment....................................3
         3.4           Late Payment.........................................3
         3.5           Net Lease; No Setoff, Etc............................4
         3.6           Certain Taxes........................................5
         3.7           Utility Charges......................................6

ARTICLE IV.       WAIVERS...................................................6

ARTICLE V.        LIENS; EASEMENTS; PARTIAL CONVEYANCES.....................7

ARTICLE VI.       MAINTENANCE AND REPAIR; ALTERATIONS, MODIFICATIONS
                  AND ADDITIONS.............................................9
         6.1           Maintenance and Repair; Compliance With Law..........9
         6.2           Alterations.........................................10
         6.3           Title to Alterations................................10

ARTICLE VII.      USE......................................................10

ARTICLE VIII.     INSURANCE................................................11

ARTICLE IX.       ASSIGNMENT AND SUBLEASING................................12

ARTICLE X.        LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE................13
         10.1          Event of Loss.......................................13
         10.2          Event of Taking.....................................14
         10.3          Casualty............................................15
         10.4          Condemnation........................................15
         10.5          Verification of Restoration and Rebuilding..........15
         10.6          Application of Payments.............................16
         10.7          Prosecution of Awards...............................17
         10.8          Application of Certain Payments Not Relating to
                         an Event of Taking................................17
         10.9          Other Dispositions..................................18
         10.10         No Rent Abatement...................................18

ARTICLE XI.       INTEREST CONVEYED TO LESSEE..............................18

ARTICLE XII.      EVENTS OF DEFAULT........................................19

ARTICLE XIII.     ENFORCEMENT..............................................22
         13.1          Remedies............................................22
         13.2          Remedies Cumulative; No Waiver; Consents............25
         13.3          Certain Limitations.................................26

ARTICLE XIV.      SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL ....27
         14.1          Lessee's Option to Purchase.........................27
         14.2          Conveyance to Lessee................................28
         14.3          Acceleration of Purchase Obligation.................28
         14.4          Determination of Purchase Price.....................28
         14.5          Purchase Procedure..................................29
         14.6          Option to Remarket..................................30
         14.7          Rejection of Sale...................................32
         14.8          Return of Leased Property...........................33
         14.9          Renewal.............................................33

ARTICLE XV.       LESSEE'S EQUIPMENT.......................................34

ARTICLE XVI.      RIGHT TO PERFORM FOR LESSEE..............................35

ARTICLE XVII.     MISCELLANEOUS............................................35
         17.1          Reports.............................................36
         17.2          Binding Effect; Successors and Assigns; Survival....36
         17.3          Quiet Enjoyment.....................................36
         17.4          Notices.............................................36
         17.5          Severability........................................37
         17.6          Amendment; Complete Agreements......................38
         17.7          Construction........................................38
         17.8          Headings............................................38
         17.9          Counterparts........................................38
         17.10         GOVERNING LAW.......................................38
         17.11         Discharge of Lessee's Obligations by its Affiliates.39
         17.12         Liability of Lessor Limited.........................39
         17.13         Estoppel Certificates...............................39
         17.14         No Joint Venture....................................40
         17.15         No Accord and Satisfaction..........................40
         17.16         No Merger...........................................40
         17.17         Survival............................................41
         17.18         Chattel Paper.......................................41
         17.19         Time of Essence.....................................41
         17.20         Recordation of Lease................................41
         17.21         Investment of Security Funds........................41
         17.22         Ground Leases.......................................42
         17.23         Land and Building...................................42


APPENDICES AND EXHIBITS

APPENDIX A        Defined Terms

EXHIBIT A         Lease Supplement

         THIS LEASE AGREEMENT (as from time to time amended or supplemented, this "Lease"), dated as of April 30, 2001, is between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (together with its successors and assigns hereunder, the "Lessor"), as Lessor, and RUBY TUESDAY, INC., a Georgia corporation (together with its successors and permitted assigns hereunder, the "Lessee"), as Lessee.


                              PRELIMINARY STATEMENT

         A. Lessor will purchase, or acquire a leasehold interest in, from one or more third parties designated by Lessee, on each Closing Date, certain parcels of real property to be specified by Lessee, together with any improvements thereon.

         B. Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each such property.

         C. Lessee will construct certain improvements on such parcels of real property which as constructed will be the property of Lessor and will become part of such property subject to the terms of this Lease.

         In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof.


                                   ARTICLE II.
                            LEASE OF LEASED PROPERTY

         Section II.1 Acceptance and Lease of Property. On each Closing Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 3 of the Master Agreement, hereby agrees to accept delivery on such Closing Date of the Land designated by Lessee to be delivered on such Closing Date pursuant to the terms of the Master Agreement, together with any improvements thereon and simultaneously to lease to Lessee hereunder for the Lease Term, Lessor's interest in such Land and in such improvements, together with any Building which thereafter may be constructed thereon pursuant to the Construction Agency Agreement, and Lessee hereby agrees, expressly for the direct benefit of Lessor, commencing on such Closing Date for the Lease Term, to lease from Lessor Lessor's interest in such Land to be delivered on such Closing Date together with Lessor's interest in any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Construction Agency Agreement.

         Section II.2 Acceptance Procedure. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of that Leased Property identified on the applicable Funding Request, subject to the satisfaction of the conditions in Section 3 of the Master Agreement. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee on each Closing Date of a Lease Supplement in substantially the form of Exhibit A hereto (appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of that Leased Property which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that such Leased Property, together with any improvements constructed thereon pursuant to the Construction Agency Agreement, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of such Closing Date. The demise and lease of each Building pursuant to this Section 2.2 shall include any additional right, title or interest in such Building which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to such Building shall at all times be demised and leased to Lessee hereunder.


                                  ARTICLE III.
                                      RENT

         Section III.1 Basic Rent. Beginning with and including the first Payment Date occurring after the Closing Date, Lessee shall pay to the Agent (as assignee of Lessor) the Basic Rent for the Leased Properties, in installments, payable in arrears on each Payment Date during the Lease Term, it being understood that, pursuant to Section 2.3(c) of the Master Agreement, no Basic Rent shall be payable with respect to Construction Land Interests during the Construction Term therefor.

         Section III.2 Supplemental Rent. Lessee shall pay to the Agent, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all Supplemental Rent within five (5) Business Days of the date the same shall become due and payable and in the event of any failure on the part of Lessee to pay any Supplemental Rent, the Agent shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this Section 3.2 shall be payable in the type of funds and in the manner set forth in Section 3.3.

         Section III.3 Method of Payment. Basic Rent shall be paid to the Agent, and Supplemental Rent (including amounts due under Article XIV hereof) shall be paid to the Agent (or to such Person as may be entitled thereto) or, in each case, to such Person as the Agent (or such other Person) shall specify in writing to Lessee, and at such place as the Agent (or such other Person) shall specify in writing to Lessee, which specifications by the Agent (or such other Person) shall be given by the Agent at least five (5) Business Days prior to the due date therefor. Each payment of Rent (including payments under Article XIV hereof) shall be made by Lessee prior to 12:00 p.m. (noon) Atlanta, Georgia time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.

         Section III.4 Late Payment. If any Basic Rent shall not be paid on the date when due, Lessee shall pay to the Agent, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

         Section III.5 Net Lease; No Setoff, Etc. This Lease is a net lease and notwithstanding any other provision of this Lease, Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, Taxes (other than Taxes covered by the exclusion described in Section 7.4(b) of the Master Agreement), assessments and other expenses foreseen or unforeseen, for which Lessee or any Indemnitee is or shall become liable by reason of Lessee's or such Indemnitee's estate, right, title or interest in the Leased Properties, or that are connected with or arise out of the acquisition (except the initial costs of purchase by Lessor of its interest in any Leased Property, which costs, subject to the terms of the Master Agreement, shall be funded by the Funding Parties pursuant to the Master Agreement), installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Properties or any portion thereof, and any other amounts payable hereunder and under the other Operative Documents without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and Lessee's obligation to pay all such amounts throughout the Lease Term, including the Construction Term, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of any Leased Property or any part thereof, or the failure of any Leased Property to comply with all Applicable Law, including any inability to occupy or use any Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Leased Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of any Leased Property or any part thereof including eviction; (d) any defect in title to or rights to any Leased Property or any Lien on such title or rights or on any Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, any Lender, the Agent or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, any Lender, the Agent, any Ground Lessor or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including without limitation, Lessor, any vendor, manufacturer, contractor of or for any Building or any part thereof, the Agent, any Ground Lessor or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement; (i) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Transaction; (j) the impossibility or illegality of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or interference with the Construction or any use of any Leased Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in
Article XIV or X of this Lease, this Lease shall be noncancellable by Lessee in any circumstance whatsoever and Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, the Agent, any Lender or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Properties and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either Lessee or any subtenant of Lessee on any account or for any reason whatsoever, other than solely by reason of Lessor's willful misconduct or gross negligence.

         Section III.6 Certain Taxes. Without limiting the generality of Section 3.5, Lessee agrees to pay when due all real estate taxes, personal property taxes, gross sales taxes, including any sales or lease tax imposed upon the rental payments hereunder or under a sublease, occupational license taxes, water charges, sewer charges, assessments of any nature and all other governmental impositions and charges of every kind and nature whatsoever (the "tax(es)"), when the same shall be due and payable without penalty or interest; provided, however, that this Section shall not apply to any of the taxes covered by the exclusion described in Section 7.4(b) of the Master Agreement. It is the intention of the parties hereto that, insofar as the same may lawfully be done, Lessor shall be, except as specifically provided for herein, free from all expenses in any way related to the Leased Properties and the use and occupancy thereof. Any tax relating to a fiscal period of any taxing authority falling partially within and partially outside the Lease Term, shall be apportioned and adjusted between Lessor and Lessee. Lessee covenants to furnish Lessor and the Agent, upon the Agent's request, within forty-five (45) days after the last date when any tax must be paid by Lessee as provided in this Section 3.6, official receipts of the appropriate taxing, authority or other proof satisfactory to Lessor, evidencing the payment thereof.

         So long as no Event of Default has occurred and is continuing, Lessee may defer payment of a tax so long as the validity or the amount thereof is contested by Lessee with diligence and in good faith; provided, however, that Lessee shall furnish to Lessor and the Agent a bond or other adequate security in an amount and on terms reasonably satisfactory to Lessor and the Agent and shall pay the tax in sufficient time to prevent delivery of a tax deed. Such contest shall be at Lessee's sole cost and expense. Lessee covenants to indemnify and save harmless Lessor, the Agent and each Lender from any actual and reasonable costs or expenses incurred by Lessor, the Agent or any Lender as a result of such contest.

         Section III.7 Utility Charges. Lessee agrees to pay or cause to be paid as and when the same are due and payable all charges for gas, water, sewer, electricity, lights, heat, power, telephone or other communication service and all other utility services used, rendered or supplied to, upon or in connection with the Leased Properties.


                                   ARTICLE IV.
                                     WAIVERS

         During the Lease Term, Lessor's interest in the Building(s) (whether or not completed) and the Land is demised and let by Lessor "AS IS" subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Properties, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the Closing Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist upon or subsequent to the commencement of the Lease Term. LESSEE ACKNOWLEDGES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTIES, LESSOR IS NOT RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE BUILDING(S) OR ANY ALTERATIONS. NEITHER LESSOR, THE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTIES (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTIES (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that each Leased Property is and shall be free of Lessor Liens. As between Lessor and Lessee, Lessee has been afforded full opportunity to inspect each Leased Property, is satisfied with the results of its inspections of such Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between Lessor, the Agent or the Lenders on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article IV have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, the Agent or the Lenders, express or implied, with respect to the Leased Properties, that may arise pursuant to any law now or hereafter in effect, or otherwise.


                                   ARTICLE V.
                      LIENS; EASEMENTS; PARTIAL CONVEYANCES

         Lessee shall not directly or indirectly create, incur or assume, any Lien on or with respect to any Leased Property, the title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or Alterations constructed by Lessee, except, in all cases, Permitted Liens.

         Notwithstanding the foregoing paragraph, at the request of Lessee, Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate Lessee's use, development and construction of the Leased Properties, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Building(s) or any portion thereof,
(iii) dedication or transfer of portions of the Land, not improved with a Building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Building(s) or any portion thereof and
(v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for any variance from zoning or other governmental requirements. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

                  (a) any such action shall be at the sole cost and expense of Lessee and Lessee shall pay all actual and reasonable out-of-pocket costs of Lessor, the Agent and any Lender in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by Lessor, the Agent or any Lender in connection with any such action),

                  (b) Lessee shall have delivered to Lessor and Agent a certificate of a Responsible Officer of Lessee stating that

                           (1) such action will not cause any Leased Property, the Land or any Building or any portion thereof to fail to comply in any material respect with the provisions of the Lease or any other Operative Documents, or in any material respect with Applicable Law; and

                           (2) such action will not materially reduce the Fair Market Sales Value, utility or useful life of any Leased Property, the Land or any Building nor Lessor's interest therein; and

                  (c) in the case of any release or conveyance, if Lessor, the Agent or any Lender so reasonably requests, Lessee will cause to be issued and delivered to Lessor and the Agent by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by Lessor.


                                   ARTICLE VI.
                             MAINTENANCE AND REPAIR;
                    ALTERATIONS, MODIFICATIONS AND ADDITIONS

         Section VI.1 Maintenance and Repair; Compliance With Law. Lessee, at its own expense, shall at all times (a) maintain each Leased Property in good repair and condition, and in good and efficient working order (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar restaurant units owned or leased by Lessee or its Affiliates, (b) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep each Leased Property in compliance in all material respects with, all Applicable Laws and insurance requirements, and (c) make all material repairs, replacements and renewals of each Leased Property or any part thereof which may be required to keep such Leased Property in the condition required by the preceding clauses (a) and (b). Lessee shall perform the foregoing maintenance obligations regardless of whether any Leased Property is occupied or unoccupied. Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor, the Agent or any Lender to maintain, repair, replace, alter, remove or rebuild all or any part of any Leased Property or (ii) make repairs at the expense of Lessor, the Agent or any Lender pursuant to any Applicable Law or other agreements or otherwise. NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE TO LESSEE OR TO ANY CONTRACTORS, SUBCONTRACTORS, LABORERS, MATERIALMEN, SUPPLIERS OR VENDORS FOR SERVICES PERFORMED OR MATERIAL PROVIDED ON OR IN CONNECTION WITH ANY LEASED PROPERTY OR ANY PART THEREOF. Neither Lessor, the Agent nor any Lender shall be required to maintain, alter, repair, rebuild or replace any Leased Property in any way.

         Section VI.2 Alterations. Lessee may, without the consent of Lessor, at Lessee's own cost and expense, make Alterations which do not materially diminish the Fair Market Sales Value, utility or useful life of any Leased Property.

         Section VI.3 Title to Alterations. Title to all Alterations shall without further act vest in Lessor (subject to Lessee's right to remove trade fixtures, personal property and equipment which do not constitute Alterations and which were not acquired with funds advanced by Lessor or any Lender) and shall be deemed to constitute a part of the Leased Properties and be subject to this Lease.


                                  ARTICLE VII.
                                       USE

         Lessee may use each Leased Property or any part thereof for any lawful purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which such Leased Property is located, provided that such use does not materially adversely affect the Fair Market Sales Value, utility, remaining useful life or residual value of such Leased Property, and does not materially violate or conflict with, or constitute or result in a material default under, any Applicable Law or any insurance policy required hereunder. In the event Lessee's use substantially changes the character of any Building in a manner or to an extent that, in Lessor's or the Lenders' reasonable opinion, adversely affects the Fair Market Sales Value and/or marketability of such Building, Lessee shall, immediately prior to the termination or expiration of this Lease, at Lessor's request, restore such Leased Property to its general character at the Completion Date (ordinary wear and tear excepted). Lessee shall not commit or permit any waste of any Leased Property or any material part thereof.


                                  ARTICLE VIII.
                                    INSURANCE

                  (a) At any time during which any part of any Building or any Alteration is under construction and as to any part of any Building or any Alteration under construction, Lessee shall maintain, or cause to be maintained, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risks" non-reporting completed value form of builder's risk insurance.

                  (b) During the Lease Term, Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to any Leased Property by fire and other risks, including comprehensive boiler and machinery coverage, on terms and in amounts no less favorable than insurance covering other similar properties owned or leased by Lessee and that are in accordance with normal industry practice, but in no event less than the replacement cost of such Leased Property from time to time.

                  (c) During the Lease Term, Lessee shall maintain, at its sole cost and expense, commercial general liability insurance with respect to the Leased Properties, as is ordinarily procured by Persons who own or operate similar properties in the same geographic area. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee or its Affiliates with respect to similar properties that it owns or leases and that are in accordance with normal industry practice, but in no event less than $1,000,000 per occurrence. Such insurance policies shall also provide that Lessee's insurance shall be considered primary insurance. Nothing in this
Article VIII shall prohibit Lessor, the Agent or any Lender from carrying at its own expense other insurance on or with respect to the Leased Properties, provided that any insurance carried by Lessor, the Agent or any Lender shall not prevent Lessee from carrying the insurance required hereby.

                  (d) Each policy of insurance maintained by Lessee pursuant to clauses (a) and (b) of this Article VIII shall provide that all insurance proceeds in respect of any loss or occurrence shall be adjusted by Lessee, except if, and for so long as an Event of Default exists, all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or Lessor if the Loans have been fully paid) for application pursuant to this Lease.

                  (e) On the Closing Date for each Leased Property, on the Completion Date and on each anniversary of the Initial Closing Date, Lessee shall furnish Lessor with certificates showing the insurance required under this
Article VIII to be in effect and naming Lessor, the Agent and the Lenders as additional insureds or loss payee, as the case may be. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or expiration or nonpayment of premium with respect to such insurance, and shall include a customary breach of warranty clause.

                  (f) Each policy of insurance maintained by Lessee pursuant to this Article VIII shall (1) contain the waiver of any right of subrogation of the insurer against Lessor, the Agent and the Lenders, and (2) provide that in respect of the interests of Lessor, the Agent and the Lenders, such policies shall not be invalidated by any fraud, action, inaction or misrepresentation of Lessee or any other Person acting on behalf of Lessee.

                  (g) All insurance policies carried in accordance with this
Article VIII shall be maintained with insurers rated at least A by A.M. Best & Company, and in all cases the insurer shall be qualified to insure risks in the State where such Leased Property is located.


                                   ARTICLE IX.
                            ASSIGNMENT AND SUBLEASING

         Lessee may not assign any of its right, title or interest in, to or under this Lease, except as set forth in the following sentence. Lessee may (i) assign this Lease as it relates to all or any portion of any Leased Property to any Affiliate of Lessee so long as Lessee's guaranty pursuant to the Guaranty Agreement continues in full force and effect and (ii) sublease all or any portion of any Leased Property, provided that (a) all obligations of Lessee shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no sublease had been made; (b) such sublease shall be expressly subject and subordinate to this Lease, the Loan Agreement and the other Operative Documents; and (c) each such sublease shall terminate on or before the Lease Termination Date. Lessee shall give the Agent and Lessor written notice of any such assignment or sublease.

         Except pursuant to an Operative Document, this Lease shall not be mortgaged or pledged by Lessee, nor shall Lessee mortgage or pledge any interest in any Leased Property or any portion thereof. Any such mortgage or pledge shall be void.


                                   ARTICLE X.
                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

         Section X.1 Event of Loss. Any event (i) which would otherwise constitute a Casualty during the Base Term, and (ii) which, in the good-faith judgment of Lessee, renders repair and restoration of a Leased Property impractical or uneconomical, and (iii) as to which Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "Event of Loss". In the case of any other event which constitutes a Casualty, Lessee shall restore such Leased Property pursuant to Section 10.3. If an Event of Loss other than an Event of Taking shall occur, Lessee shall pay to Lessor on the next Payment Date following delivery of the Officer's Certificate pursuant to clause (iii) above an amount equal to the related Leased Property Balance. Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to Lessee in accordance with and subject to the provisions of Section
14.5 hereof; upon completion of such purchase, but not prior thereto, this Lease and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder and under the other Operative Documents, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

         Upon the consummation of the purchase of any Leased Property pursuant to this Section 10.1, any proceeds derived from insurance required to be maintained by Lessee pursuant to this Lease for such Leased Property remaining after payment of such purchase price, and all costs and expenses incurred by Lessor or the Agent in connection with such Event of Loss, shall be paid over to, or retained by, Lessee or as it may direct, and Lessor shall assign to Lessee, without warranty, all of Lessor's rights to and interest in insurance required to be maintained by Lessee pursuant to this Lease with respect to such Leased Property.

         Section X.2 Event of Taking. Any event (i) which constitutes a Condemnation of all of, or substantially all of, a Leased Property, or (ii) (A) which would otherwise constitute a Condemnation, (B) which, in the good-faith judgment of Lessee, renders restoration and rebuilding of a Leased Property impossible, impractical or uneconomical, and (C) as to which Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "Event of Taking". In the case of any other event which constitutes a Condemnation, Lessee shall restore and rebuild such Leased Property pursuant to Section 10.4. If an Event of Taking shall occur, Lessee shall pay to Lessor (1) on the next Payment Date following the occurrence of such Event of Taking, in the case of an Event of Taking described in clause (i) above, or (2) on the next Payment Date following delivery of the Officer's Certificate pursuant to clause (ii) above, in the case of an Event of Taking described in clause (ii) above, an amount equal to the related Leased Property Balance. Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to Lessee in accordance with and subject to the provisions of Section 14.5 hereof (provided that such conveyance shall be subject to all rights of the condemning authority); upon completion of such purchase, but not prior thereto, this Lease and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder and under the other Operative Documents, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

         Upon the consummation of the purchase of a Leased Property pursuant to this Section 10.2, all Awards received by Lessor, after deducting any reasonable costs incurred by Lessor in collecting such Awards, received or payable on account of an Event of Taking with respect to such Leased Property during the related Lease Term shall be paid to Lessee, and all rights of Lessor in Awards related to such Leased Property not then received shall be assigned to Lessee by Lessor.

         Section X.3 Casualty. If a Casualty shall occur, Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5(c) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date, regardless of whether insurance proceeds received as a result of such Casualty are sufficient for such purpose.

         Section X.4 Condemnation. If a Condemnation shall occur, Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5(c) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date, regardless of whether the Awards received as a result of such Condemnation are sufficient for such purpose.

         Section X.5 Verification of Restoration and Rebuilding. In the event of Casualty or Condemnation, to verify Lessee's compliance with the foregoing Sections 10.3 and 10.4, Lessor, the Agent, the Lenders and their respective authorized representatives may, upon five (5) Business Days' notice to Lessee, make inspections of the affected Leased Property with respect to (i) the extent of the Casualty or Condemnation and (ii) the restoration and rebuilding of the related Building and the Land. All actual and reasonable out-of-pocket costs of such inspections incurred by Lessor, the Agent or any Lender will be paid by Lessee promptly after written request. No such inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of such Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of making or not making any such inspection or inquiry.

         Section X.6 Application of Payments. All proceeds (except for payments under insurance policies maintained other than pursuant to Article VIII of this Lease) received at any time by Lessor, Lessee or the Agent from any Governmental Authority or other Person with respect to any Condemnation or Casualty to any Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have been due from an insurer but for Lessee's self-insurance or deductibles ("Loss Proceeds"), shall (except to the extent Section 10.9 applies) be applied as follows:

                  (a) In the event Lessee purchases such Leased Property pursuant to Section 10.1 or Section 10.2, such Loss Proceeds shall be applied as set forth in Section 10.1 or Section 10.2, as the case may be;

                  (b) In the event of a Casualty at such time when no Event of Default has occurred and is continuing and Lessee is obligated to repair and rebuild such Leased Property pursuant to Section 10.3, Lessee may, in good faith and subsequent to the date of such Casualty, certify to Lessor and to the applicable insurer that no Event of Default has occurred and is continuing, in which event the applicable insurer shall pay the Loss Proceeds to Lessee;

                  (c) In the event of a Condemnation at such time when no Event of Default has occurred and is continuing and Lessee is obligated to repair and rebuild such Leased Property pursuant to Section 10.4, Lessor shall upon Lessee's request assign to Lessee Lessor's interest in any applicable Awards; and

                  (d)As provided in Section 10.8, if such section is applicable.

         During any period of repair or rebuilding pursuant to this Article X, this Lease will remain in full force and effect and Basic Rent shall continue to accrue and be payable without abatement or reduction. Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 10.6. Such records shall be kept on file by Lessee at its offices and shall be made available to Lessor, the Lenders and the Agent upon request.

         Section X.7 Prosecution of Awards. (a) If, during the continuance of any Event of Default, any Condemnation shall occur, Lessee shall give to Lessor and the Agent promptly, but in any event within thirty (30) days after the occurrence thereof, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are required, under Section 10.6, to be assigned or released to Lessee, unless an Event of Default shall have occurred and be continuing, in which case (1) the Agent (or Lessor if the Loans have been fully paid) shall control such negotiations; and (2) Lessee hereby irrevocably assigns, transfers and sets over to Lessor all rights of Lessee to any Award made during the continuance of an Event of Default on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to Lessor and Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Agent (or Lessor if the Loans have been fully paid) during the continuance of an Event of Default, with full power of substitution, in the name of Lessee or otherwise (but without limiting the obligations of Lessee under this Article X), to file and prosecute what would otherwise be Lessee's claim for any such Award and to collect, receipt for and retain the same; provided, however, that in any event Lessor and the Agent may participate in such negotiations, and no settlement will be made without the prior consent of the Agent (or Lessor if the Loans have been fully paid), not to be unreasonably withheld.

         (b) Notwithstanding the foregoing, Lessee may prosecute, and Lessor shall have no interest in, any claim with respect to Lessee's personal property and equipment not financed by Lessor and Lessee's relocation expenses.

         Section X.8 Application of Certain Payments Not Relating to an Event of Taking. In case of a requisition for temporary use of all or a portion of any Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect with respect to such Leased Property, without any abatement or reduction of Basic Rent, and the Awards for such Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to Lessee.

         Section X.9 Other Dispositions. Notwithstanding the foregoing provisions of this Article X, so long as an Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this
Article X shall be paid to the Agent (or Lessor if the Loans have been fully paid) as security for the obligations of Lessee under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to Lessee to the extent not previously applied by Lessor or the Agent in accordance with the terms of this Lease or the other Operative Documents.

         Section X.10 No Rent Abatement. Rent shall not abate hereunder by reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of any Leased Property, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.


                                   ARTICLE XI.
                           INTEREST CONVEYED TO LESSEE

         Lessor and Lessee intend that this Lease be treated, for accounting purposes, as an operating lease. For tax and bankruptcy purposes, Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that this Lease be treated as a mortgage or deed of trust (whichever is applicable in the jurisdictions in which the Leased Properties are located) and security agreement, encumbering the Leased Property, and that Lessee, as grantor, hereby grants to Lessor, as mortgagee or beneficiary and secured party, or any successor thereto, a first and paramount Lien on each Leased Property,
(ii) that Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee, deed of trust beneficiary or secured party available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) any Leased Property, (iii) that the effective date of such mortgage, security deed or deed of trust shall be the effective date of this Lease, (iv) that the recording of this Lease (or memorandum thereof) or a Lease Supplement (or memorandum thereof) shall be deemed to be the recording of such mortgage, security deed or deed of trust, and (v) that the obligations secured by such mortgage, security deed or deed of trust shall include the Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from Lessee hereunder and under the Operative Documents.


                                  ARTICLE XII.
                                EVENTS OF DEFAULT

         The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) Lessee shall fail to make any payment of Basic Rent when due, and such failure shall continue for three (3) or more Business Days;

         (b) Lessee shall fail to make any payment of Supplemental Rent or any other amount payable hereunder or under any of the other Operative Documents (other than Basic Rent and other than as set forth in clause (c)), and such failure shall continue for a period of ten (10) days;

         (c) Lessee shall fail to pay the Funded Amount or Lease Balance when due pursuant to Sections 10.1, 10.2, 14.1 or 14.2, or Lessee shall fail to pay the Recourse Deficiency Amount when required pursuant to Article XIV or Lessee shall fail to make any payment when due under the Construction Agency Agreement;

         (d) Lessee shall fail to maintain insurance as required by Article VIII hereof, and such failure shall continue until the earlier of (i) 15 days after written notice thereof from Lessor and (ii) the day immediately preceding the date on which any applicable insurance coverage would otherwise lapse or terminate;

         (e) the Lessee or any Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of or premium or interest on any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing such Material Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Material Indebtedness; or any such Material Indebtedness shall be declared to be due and payable; or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Material Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

         (f) the Lessee or any Material Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Lessee or any such Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

         (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Lessee or any Material Subsidiary or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Lessee or any Material Subsidiary or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

         (h) the Lessee or any Material Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or

         (i) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Lessee and the Subsidiaries in an aggregate amount exceeding $2,500,000; or

         (j) any judgment or order for the payment of money in excess of $2,500,000 in the aggregate shall be rendered against the Lessee or any Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (k) any nonmonetary judgment or order shall be rendered against the Lessee or any Subsidiary that could reasonably be expected to have a Material Adverse Effect, and there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (l)      a Change in Control shall occur or exist; or

         (m) any provision of any Subsidiary Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Subsidiary Guarantor, or any Subsidiary Guarantor shall so state in writing, or any Subsidiary Guarantor shall seek to terminate its Subsidiary Guaranty Agreement;

         (n) any representation or warranty by Lessee in any Operative Document or in any certificate or document delivered to Lessor, the Agent or any Lender pursuant to any Operative Document shall have been incorrect in any material respect when made;

         (o) Lessee shall repudiate or terminate the Guaranty Agreement, or the Guaranty Agreement shall at any time cease to be in full force and effect or cease to be the legal, valid and binding obligation of Lessee;

         (p) Lessee shall fail to observe or perform any covenant or agreement contained in Section 5.1, 5.2, 5.3 (with respect to Lessee's existence), 5.7,
5.9 or Section 5.10 through 5.26 of the Master Agreement;

         (q) Lessee shall fail in any material respect to timely, perform or observe any covenant, condition or agreement (not included in any other clause of this Article XII) to be performed or observed by it hereunder or under any other Operative Document and such failure shall continue for a period of 30 days after Lessee's receipt of written notice thereof from Lessor, the Agent or any Lender; or

         (r) An event of default occurs under the Lease Agreement, dated as of May 30, 1997, between Lessor and Lessee, as amended or supplemented from time to time, under the Lease Agreement, dated as of June 3, 1999, between Lessor and Lessee, as amended or supplemented from time to time, or under the Lease Agreement, dated as of October 11, 2000, between Lessor and Lessee, as amended from time to time.


                                  ARTICLE XIII.
                                   ENFORCEMENT

         Section XIII.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default (including, without limitation, the obligation of Lessee to purchase the Leased Properties as set forth in Section 14.3):

         (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (A) no reletting, reentry or taking of possession of any Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (B) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default, and (C) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Leased Property shall be valid unless the same be made in writing and executed by Lessor;

         (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Leased Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VI and XIV hereof as if the Leased Properties were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Properties, and to the extent and in the manner permitted by Applicable Law, enter upon any Leased Property and take immediate possession of (to the exclusion of Lessee) any Leased Property or any part thereof and expel or remove Lessee and any other person who may be occupying such Leased Property, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the actual and reasonable costs and expenses of reletting, including brokers' fees and the reasonable costs of any alterations or repairs made by Lessor;

         (c) Lessor may (i) sell all or any part of any Leased Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if Lessor shall elect to exercise its rights thereunder) in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if Lessor shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (a) the excess, if any, of (1) the sum of (A) all Rent due and unpaid to and including such Payment Date and (B) the Lease Balance, computed as of such date, over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by Lessor, the Agent or any Lender incident to such conveyance (including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 14.5(b))); plus (b) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

         (d) Lessor may, at its option, not terminate this Lease, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts (including, without limitation, the Funded Amount) due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by Lessee or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease with respect thereto and may make such reasonable alterations and necessary repairs, at Lessee's expense, in order to relet such Leased Property, and relet such Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion; it being agreed that under no circumstances shall Lessee benefit from its default from any increase in market rents. If such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the Payment Date for such Rent Period;

         (e) Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or
(d) of this Article XIII with respect to such Leased Property, demand, by written notice to Lessee specifying a date (the "Final Rent Payment Date") not earlier than 30 days after the date of such notice, that Lessee purchase, on the Final Rent Payment Date, any or all of the Leased Properties in accordance with the provisions of Sections 14.2, 14.4 and 14.5; provided, however, that (1) such purchase shall occur on the date set forth in such notice, notwithstanding the provision in Section 14.2 calling for such purchase to occur on the Lease Termination Date; and (2) Lessor's obligations under Section 14.5(a) shall be limited to delivery of a special or limited warranty deed and quitclaim bill of sale of such Leased Property, without recourse or warranty, but free and clear of Lessor Liens;

         (f) Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

         (g) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

         Section XIII.2 Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Potential Event of Default or Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use any Leased Property or part thereof in mitigation of Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article XIII.

         Section XIII.3 Certain Limitations. Notwithstanding the foregoing in this Article XIII, if Lessor declares an Event of Default based on an event described in paragraph (e) of Article XII that arose solely by virtue of an event that permits the acceleration of Material Indebtedness, which event is the occurrence of a "material adverse effect" that is subjectively determined, then Lessee shall either, at its option (i) purchase all of the Leased Properties for the Lease Balance on a date not more than ten (10) Business Days after such declaration by Lessor or (ii) pay to Lessor the sum of all accrued and unpaid Rent, plus the Recourse Deficiency Amount on the date that is ten (10) Business Days after such declaration and either, as directed in writing by Lessor and (A) remarket the Leased Properties as if Lessee had exercised the Remarketing Option pursuant to Section 14.6 (without giving effect to paragraph (a) thereof) or (B) return the Leased Properties to Lessor pursuant to Section 14.8.


                                  ARTICLE XIV.
              SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL

         Section XIV.1 Lessee's Option to Purchase. (a) Subject to the terms, conditions and provisions set forth in this Article XIV, Lessee shall have the option (the "Purchase Option"), to be exercised as set forth below, to purchase from Lessor, Lessor's interest in all of the Leased Properties for the purchase price referred to in Section 14.4; provided that, except as set forth in paragraph (b) below, such option must be exercised with respect to all, but not less than all, of the Leased Properties. Such option must be exercised by written notice to Lessor not later than twelve months prior to the Lease Termination Date which notice shall be irrevocable; such notice shall specify the date that such purchase shall take place, which date shall be a Payment Date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this
Article XIV, on the applicable purchase date or the Lease Termination Date, as the case may be, Lessor shall convey to Lessee, without recourse or warranty (other than as to the absence of Lessor Liens) and Lessee shall purchase from Lessor, Lessor's interest in the Leased Properties.

         (b) Subject to the terms, conditions and provisions set forth in this
Article XIV, Lessee shall have the option (the "Partial Purchase Option"), to be exercised as set forth below, to purchase from Lessor Lessor's interest in any Leased Property for the purchase price referred to in Section 14.4; provided that such option may be exercised only if, after giving effect thereto, there are at least 15 Leased Properties subject to this Lease, unless it is exercised with respect to all Leased Properties as set forth in paragraph (a) above. Such option must be exercised by written notice to Lessor not later than twelve months prior to the Lease Termination Date, which notice shall be irrevocable; such notice shall specify the Leased Property to be purchased and the date that such purchase shall take place, which date shall be a Payment Date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If a Partial Purchase Option is exercised pursuant to the foregoing, subject to the provisions set forth in this Article XIV, on the applicable purchase date or the Lease Termination Date, as the case may be, Lessor shall convey to Lessee, without recourse or warranty (other than as to the absence of Lessor Liens) and Lessee shall purchase from Lessor, Lessor's interest in the Leased Property that is the subject of such Partial Purchase Option.

         Section XIV.2 Conveyance to Lessee. Unless (a) Lessee shall have properly exercised the Purchase Option and purchased the Leased Properties pursuant to Section 14.1(a) hereof, or (b) Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of Section
14.6 hereof, then, subject to the terms, conditions and provisions set forth in this Article XIV, Lessee shall purchase from Lessor, and Lessor shall convey to Lessee, on the Lease Termination Date all of Lessor's interest in the Leased Properties. Lessee may designate, in a notice given to Lessor not less than ten
(10) Business Days prior to the closing of such purchase (time being of the essence), the transferee to whom the conveyance shall be made (if other than to Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee shall not cause Lessee to be released, fully or partially, from any of its obligations under this Lease.

         Section XIV.3 Acceleration of Purchase Obligation. Lessee shall be obligated to purchase Lessor's interest in the Leased Properties immediately, automatically and without notice upon the occurrence of any Event of Default specified in clause (f) or (g) of Article XII, for the purchase price set forth in Section 14.4. Upon the occurrence and during the continuance of any other Event of Default, Lessee shall be obligated to purchase Lessor's interest in the Leased Properties for the purchase price set forth in Section 14.4 upon notice of such obligation from Lessor.

         Section XIV.4 Determination of Purchase Price. Upon the purchase by Lessee of Lessor's interest in the Leased Properties pursuant to Section 14.1(a), 14.2 or 14.3, the aggregate purchase price for all of the Leased Properties shall be an amount equal to the Lease Balance as of the closing date for such purchase, plus any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase. Upon the purchase by Lessee of Lessor's interest in a Leased Property upon the exercise of a Partial Purchase Option, the purchase price for such Leased Property shall be an amount equal to the Leased Property Balance for such Leased Property as of the closing date for such purchase, plus any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase.

         Section XIV.5 Purchase Procedure. (a) If Lessee shall purchase Lessor's interest in a Leased Property pursuant to any provision of this Lease, (i) Lessee shall accept from Lessor and Lessor shall convey such Leased Property by a duly executed and acknowledged special or limited warranty deed and quitclaim bill of sale of such Leased Property in recordable form, (ii) upon the date fixed for any purchase of Lessor's interest in Leased Property hereunder, Lessee shall pay to the order of the Agent (or Lessor if the Loans have been paid in full) the Lease Balance or Leased Property Balance, as applicable, plus any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase by wire transfer of immediately available funds, and (iii) Lessor will execute and deliver to Lessee such other documents, including releases, termination agreements and termination statements, as may be legally required or as may be reasonably requested by Lessee in order to effect such conveyance, free and clear of Lessor Liens and the Liens of the Operative Documents, as they related to such Leased Property.

         (b) Lessee shall, at Lessee's sole cost and expense, obtain all required governmental and regulatory approval and consents and in connection therewith shall make such filings as required by Applicable Law; in the event that Lessor is required by Applicable Law to take any action in connection with such purchase and sale, Lessee shall pay all costs incurred by Lessor in connection therewith. In addition, all costs incident to such conveyance, including, without limitation, Lessee's attorneys' fees, Lessor's attorneys' fees, commissions, Lessee's and Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely by and paid by Lessee.

         (c) Upon expiration or termination of this Lease resulting in conveyance of Lessor's interest in the title to the Leased Properties to Lessee, there shall be no apportionment of rents (including, without limitation, water rents and sewer rents), taxes, insurance, utility charges or other charges payable with respect to the Leased Properties, all of such rents, taxes, insurance, utility or other charges due and payable with respect to the Leased Properties prior to termination being payable by Lessee hereunder and all due after such time being payable by Lessee as the then owner of the Leased Properties.

         Section XIV.6 Option to Remarket Subject to the fulfillment of each of the conditions set forth in this Section 14.6, Lessee shall have the option to market all of, but not less than all of, the Leased Properties for Lessor (the "Remarketing Option").

         Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which, unless waived in writing by Lessor and the Lenders, shall render the Remarketing Option and Lessee's exercise thereof null and void, in which event, Lessee shall be obligated to perform its obligations under Section 14.2.

                  (a) Not later than twelve months prior to the Lease Termination Date, Lessee shall give to Lessor and the Agent written notice of Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable.

                  (b) Not later than ten (10) Business Days prior to the Lease Termination Date, Lessee shall deliver to Lessor and the Agent an environmental assessment of each Leased Property dated not later than forty-five (45) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant selected by the Required Funding Parties, shall be in form, detail and substance reasonably satisfactory to the Required Funding Parties, and shall otherwise indicate the environmental condition of each Leased Property to be the same as described in the related Environmental Audit.

                  (c) On the date of Lessee's notice to Lessor and the Agent of Lessee's exercise of the Remarketing Option each of the Construction Conditions shall have been timely satisfied and no Event of Default or Potential Event of Default shall exist, and thereafter, no Event of Default or Potential Event of Default shall exist under this Lease.

                  (d) Lessee shall have completed all Alterations, restoration and rebuilding of the Leased Properties pursuant to Sections 6.1, 6.2,
         10.3 and 10.4 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which Lessor and the Agent receive Lessee's notice of Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within Lessee's control.

                  (e) Lessee shall promptly provide any maintenance records relating to each Leased Property to Lessor, the Agent and any potential purchaser upon request, and shall otherwise do all things necessary to deliver possession of such Leased Property to the potential purchaser. Lessee shall allow Lessor, the Agent and any potential purchaser access to any Leased Property for the purpose of inspecting the same.

                  (f) On the Lease Termination Date, Lessee shall surrender the Leased Properties in accordance with Section 14.8 hereof.

                  (g) In connection with any such sale of the Leased Properties, Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Leased Properties, including, without limitation, an environmental indemnity. Lessee shall fulfill all of the requirements set forth in clause (b) of Section 14.5, and such requirements are incorporated herein by reference. As to Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by Lessor, other than the absence of Lessor Liens.

                  (h) Lessee shall pay to the Agent on the Lease Termination Date (or to such other Person as Agent shall notify Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Deficiency Amount, plus all accrued and unpaid Basic Rent and Supplemental Rent, and all other amounts hereunder which have accrued prior to or as of such date, in the type of funds specified in Section 3.3 hereof.

If Lessee has exercised the Remarketing Option, the following additional provisions shall apply: During the period commencing on the date twelve months prior to the scheduled expiration of the Lease Term, Lessee shall, as nonexclusive agent for Lessor, use commercially reasonable efforts to sell Lessor's interest in the Leased Properties and will attempt to obtain the highest purchase price therefor. Lessee shall submit all bids to Lessor and the Agent and Lessor and the Agent will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis. In no event shall such bidder be Lessee or any Subsidiary or Affiliate of Lessee. The written offer must specify the Lease Termination Date as the closing date. If, and only if, the selling price (net of closing costs and prorations, as reasonably estimated by the Agent) is less than the difference between the Lease Balance at such time minus the Recourse Deficiency Amount, then Lessor or the Agent may, in its sole and absolute discretion, by notice to Lessee, reject such offer to purchase, in which event the parties will proceed according to the provisions of Section 14.7 hereof. If neither Lessor nor the Agent rejects such purchase offer as provided above, the closing of such purchase of the Leased Properties by such purchaser shall occur on the Lease Termination Date, contemporaneously with Lessee's surrender of the Leased Properties in accordance with Section 14.8 hereof, and the net proceeds of the sale (i.e., after deduction for any reasonable marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent to be distributed in accordance with Section 3 of the Loan Agreement; provided, however, that if the sum of the gross proceeds from such sale, plus the Recourse Deficiency Amount paid by Lessee on the Lease Termination Date pursuant to Section 14.6(h), minus any and all costs and expenses (including broker fees, appraisal costs, legal fees, closing costs, prorations, commissions and transfer taxes) incurred in connection with the marketing of the Leased Properties or the sale thereof exceeds the Lease Balance as of such date, then the excess shall be paid to Lessee on the Lease Termination Date. If there are no offers to purchase, the provisions of Section 14.7 shall apply. Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of the Leased Properties.

         Section XIV.7 Rejection of Sale. Notwithstanding anything contained herein to the contrary, if Lessor or the Agent rejects the purchase offer for the Leased Properties as provided in Section 14.6 or there are no offers to purchase the Leased Properties, then (a) Lessee shall pay to the Agent all accrued and unpaid Rent, plus the Recourse Deficiency Amount pursuant to Section 14.6(h), and (b) Lessor shall retain title to the Leased Properties.

         Section XIV.8 Return of Leased Property. If Lessor retains title to any Leased Property pursuant to Section 14.7 hereof, then Lessee shall, on the Lease Termination Date, and at its own expense, return possession of such Leased Property to Lessor for retention by Lessor or, if Lessee properly exercises the Remarketing Option and fulfills all of the conditions of Section 14.6 hereof, there is a purchase offer with respect to the Leased Properties and neither Lessor nor the Agent rejects such purchase offer pursuant to Section 14.6, then Lessee shall, on such Lease Termination Date, and at its own cost, transfer possession of the Leased Property to the independent purchaser thereof, in each case by surrendering the same into the possession of Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in as good condition as it was on the Completion Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance in all material respects with Applicable Law. Lessee shall, on and within a reasonable time before and after the Lease Termination Date, cooperate with Lessor and the independent purchaser of such Leased Property in order to facilitate the ownership and operation by such purchaser of such Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which Lessee shall do on or before the Lease Termination Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of such Leased Property and all know-how, data and technical information relating thereto, providing a copy of the Plans and Specifications, granting or assigning all licenses (to the extent assignable) necessary for the operation and maintenance of such Leased Property, and cooperating in seeking and obtaining all necessary Governmental Action. Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligations of Lessee under this Article XIV shall survive the expiration or termination of this Lease.

         Section XIV.9 Renewal. Subject to the conditions set forth herein, Lessee may, by written notice to Lessor and the Agent given not later than twelve months and not earlier than sixteen months, prior to the Lease Termination Date, renew this Lease, for up to five years commencing on the date following the Lease Termination Date, provided that in no event shall the term of this Lease exceed fifteen (15) years. No later than the date that is 45 days after the date the request to renew has been delivered to each of Lessor and the Agent, the Agent will notify Lessee whether or not Lessor and the Lenders consent to such renewal request (which consent, in the case of Lessor and the Lenders, may be granted or denied in their sole discretion, and may be conditioned on such conditions precedent as may be specified by Lessor and the Lenders). If the Agent fails to respond within such time frame, such failure shall be deemed to be a rejection of such request. If the Agent notifies Lessee of Lessor's and the Lenders' consent to such renewal, such renewal shall be effective.


                                   ARTICLE XV.
                               LESSEE'S EQUIPMENT

         After any repossession of any Leased Property (whether or not this Lease has been terminated), Lessee, at its expense and so long as such removal of such trade fixture, personal property or equipment shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within sixty (60) days after Lessee's receipt of Lessor's written request (whichever shall first occur), remove all of Lessee's trade fixtures, personal property and equipment from such Leased Property (to the extent that the same can be readily removed from such Leased Property without causing material damage to such Leased Property); provided, however, that Lessee shall not remove any such trade fixtures, personal property or equipment that
(i) has been financed by Lessor under the Operative Documents or otherwise constituting Leased Property (or that constitutes a replacement of such property) or (ii) with respect to which Lessor notifies Lessee that it is exercising the purchase option with respect thereto, which purchase option Lessee hereby grants to Lessor (in which case, Lessor shall pay to Lessee the fair market value of such trade fixture, personal property or equipment on such date of repossession (as determined by mutual agreement of Lessor and Lessee or, if no mutual agreement is promptly achieved, by an appraiser reasonably acceptable to Lessor and Lessee) and Lessee shall execute and deliver a bill of sale therefor to Lessor), provided that the purchase option set forth in this clause (ii) shall not apply to Lessee's inventory or to any personal property of Lessee not used or useful in connection with the Leased Property. Any of Lessee's trade fixtures, personal property and equipment not so removed by Lessee within such period shall be considered abandoned by Lessee, and title thereto shall without further act vest in Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Lessee and without obligation to account therefor and Lessee will pay Lessor, upon written demand, all reasonable costs and expenses incurred by Lessor in removing, storing or disposing of the same and all costs and expenses incurred by Lessor to repair any damage to such Leased Property caused by such removal. Lessee will immediately repair at its expense all damage to such Leased Property caused by any such removal (unless such removal is effected by Lessor, in which event Lessee shall pay all reasonable costs and expenses incurred by Lessor for such repairs). Lessor shall have no liability in exercising Lessor's rights under this Article XV except as set forth in clause (ii) of the first sentence hereof, nor shall Lessor be responsible for any loss of or damage to Lessee's personal property and equipment.


                                  ARTICLE XVI.
                           RIGHT TO PERFORM FOR LESSEE

         If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor, upon notice to Lessee, may perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including actual and reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by Lessee to Lessor within thirty (30) days after written demand therefor.


                                  ARTICLE XVII.
                                  MISCELLANEOUS

         Section XVII.1 Reports. To the extent required under Applicable Law and to the extent it is reasonably practical for Lessee to do so, Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by Lessor or it is otherwise not reasonably practical for Lessee to make such filing, Lessee shall prepare and deliver to Lessor (with a copy to the Agent) within a reasonable time prior to the date for filing and Lessor shall file, any material reports with respect to the condition or operation of such Leased Property that shall be required to be filed with any Governmental Authority.

         Section XVII.2 Binding Effect; Successors and Assigns; Survival. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer any Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights hereunder of the Agent and the Lenders shall inure (subject to such conditions as are contained herein) to the benefit of their respective permitted successors and assigns. Lessee hereby acknowledges that Lessor has assigned all of its right, title and interest to, in and under this Lease to the Agent and the Lenders, and that all of Lessor's rights hereunder may be exercised by the Agent.

         Section XVII.3 Quiet Enjoyment. Lessor covenants that it will not interfere in Lessee's or any of its permitted sublessees' quiet enjoyment of the Leased Properties in accordance with this Lease during the Lease Term, so long as no Event of Default has occurred and is continuing. Such right of quiet enjoyment is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

         Section XVII.4 Notices. Unless otherwise specified herein, all notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 8.2 of the Master Agreement. All such notices, offers, acceptances, rejections, consents, requests, demands or other communications shall be addressed as follows or to such other address as any of the parties hereto may designate by written notice:

         If to Lessor:                      Atlantic Financial Group, Ltd.
                                                     2808 Fairmont
                                                     Suite 250 LB9
                                                     Dallas, Texas 75201
                                                     Attn:  Stephen Brookshire

         If to Lessee:                      Ruby Tuesday, Inc.
                                                     150 West Church Avenue
                                                     Maryville, Tennessee 37801
                                    Attn: CFO

                  with a copy to:   General Counsel at same address


         If to Agent:                       SunTrust Bank
                                                     201 Fourth Avenue North
                                                     Nashville, Tennessee 37244
                                                     Attn: Vipul Patel

         If to a Lender, to the address provided in the Master Agreement.

         Section XVII.5 Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         Section XVII.6 Amendment; Complete Agreements. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by Lessor and Lessee in accordance with the provisions of Section 8.4 of the Master Agreement. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

         Section XVII.7 Construction. This Lease shall not be construed more strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

         Section XVII.8 Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         Section XVII.9 Counterparts. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section XVII.10 GOVERNING LAW. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

         Section XVII.11 Discharge of Lessee's Obligations by its Affiliates. Lessor agrees that performance of any of Lessee's obligations hereunder by one or more of Lessee's Affiliates or one or more of Lessee's sublessees of the Leased Properties or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

         Section XVII.12 Liability of Lessor Limited. Except as otherwise expressly provided below in this Section 17.12, it is expressly understood and agreed by and between Lessee, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, to perform any covenant, either express or implied, contained herein, all such liability (other than that resulting from Lessor's gross negligence or willful misconduct, except to the extent imputed to Lessor by virtue of Lessee's action or failure to act), if any, being expressly waived by Lessee and by each and every Person now or hereafter claiming by, through or under Lessee, and that, so far as Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, Lessee and any Person claiming by, through or under Lessee shall look solely to the right, title and interest of Lessor in the Leased Properties and any proceeds from Lessor's sale or encumbrance thereof (provided, however, that Lessee shall not be entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom (other than that resulting from Lessor's gross negligence or willful misconduct, except to the extent imputed to Lessor by virtue of Lessee's action or failure to act).

         Section XVII.13 Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase any Leased Property or any part thereof or any Note), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer after due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request.

         Section XVII.14 No Joint Venture. Any intention to create a joint venture, partnership or other fiduciary relationship between Lessor and Lessee is hereby expressly disclaimed.

         Section XVII.15 No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless Lessor specifically deems it as such in writing.

         Section XVII.16 No Merger. In no event shall the leasehold interests, estates or rights of Lessee hereunder, or of the holder of any Notes secured by a security interest in this Lease, merge with any interests, estates or rights of Lessor in or to the Leased Properties, it being understood that such leasehold interests, estates and rights of Lessee hereunder, and of the holder of any Notes secured by a security interest in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Properties, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

         Section XVII.17 Survival. The obligations of Lessee to be performed under this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to Article III, Articles X, XI, XIII, Articles XIV, XV, and XVI, and Sections 17.10 and 17.12 shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Lessee, the Agent or any Indemnitee shall not affect such survival.

         Section XVII.18 Chattel Paper. To the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the sole original counterpart, which shall be identified as the original counterpart by the receipt of the Agent.

         Section XVII.19  Time of Essence. Time is of the essence of this Lease.
                          ---------------

         Section XVII.20 Recordation of Lease. Lessee will, at its expense, cause this Lease, or the applicable Lease Supplement or a memorandum of lease in form and substance reasonably satisfactory to Lessor and Lessee (if permitted by Applicable Law) to be recorded in the proper office or offices in the States and the municipalities in which such parcel of Land is located.

         Section XVII.21 Investment of Security Funds. Any amounts not payable to Lessee pursuant to any provision of Article VIII, X or XIV or this Section
17.21 solely because an Event of Default shall have occurred and be continuing shall be held by the Agent (or Lessor if the Loans have been fully paid) as security for the obligations of Lessee under this Lease and the Master Agreement. At such time as no Event of Default shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under the Master Agreement, shall be paid to Lessee. Any such amounts which are held by the Agent (or Lessor if the Loans have been fully paid) pending payment to Lessee shall until paid to Lessee, as provided hereunder or, as long as the Loan Agreement is in effect, until applied against Lessee's obligations herein and under the Master Agreement and distributed as provided in the Loan Agreement or herein (after the Loan Agreement is no longer in effect) in connection with any exercise of remedies hereunder, be invested by the Agent or Lessor, as the case may be as directed from time to time in writing by Lessee (provided, however, if an Event of Default has occurred and is continuing it will be directed by the Agent or, if the Loans have been fully paid, Lessor) and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested. In no event shall Lessor or the Agent be responsible for any losses as the result of any such investment.

         Section XVII.22 Ground Leases. Lessee will, at its expense, timely perform all of the obligations of Lessor, in its capacity as ground lessee, under each Ground Lease and, if requested by Lessor shall provide satisfactory evidence to Lessor of such performance.

         Section XVII.23 Land and Building. If the cost of the Land related to any Leased Property exceeds 25% of the projected Leased Property Balance for such Leased Property, the Land and the Building related to such Leased Property shall be leased under separate Lease Supplements. If any Building and the Land on which such Building is located are subject to separate Lease Supplements, at any time that Lessee exercises an option to purchase such Building or such Land, or to renew this Lease with respect to such Building or such Land, or is obligated to purchase such Building or such Land as a result of an Event of Loss, an Event of Taking or an Event of Default, such purchase or renewal shall be made simultaneously with respect to all of such Building and such Land.


                            [Signature page follows]

4900591 99539306

         IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and attested by their respective officers thereunto duly authorized as of the day and year first above written.



                              RUBY TUESDAY, INC.
                              as Lessee


                              By  /s/ J. Russell Mothershed
                              Name: J. Russell Mothershed
                              Title: Senior Vice President

                              ATLANTIC FINANCIAL GROUP, LTD.,
                              as Lessor

                              By:  Atlantic Financial Managers,
                                   Inc., its General Partner



                              By: /s/ Stephens S. Brookshire
                              Name: Stephens S. Brookshire
                              Title: President

STATE OF Texas
                                     ) ss.:
COUNTY OF Dallas


         The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of Dallas, Texas, this 24th day of April, 2001, by Stephen S. Brookshire, as President of Atlantic Financial Group, Ltd., on behalf of such partnership.




[Notarial Seal]                             /s/Lisa M. Williams
                                            Notary Public


My commission expires:  December 17, 2001

STATE OF Tennessee
                                     ) ss.:
COUNTY OF Blount


         The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of Blount, Tennessee, this 30th day of April, 2001, by J. Russell Mothershed, as Senior Vice President, of Ruby Tuesday, Inc., a Georgia corporation, on behalf of the corporation.


[Notarial Seal]                               /s/ Mary Jane Trainer
                                              Notary Public


My commission expires:  July 31, 2002

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date thereof.

                                          SUNTRUST BANK, as the Agent


                                          By:  /s/ Vipul Patel

                                          Name: Vipul Patel
                                          Title:Vice President

                                                              EXHIBIT A TO
                                                               THE LEASE
                                                              ------------








- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                 LEASE SUPPLEMENT NO. __ AND MEMORANDUM OF LEASE

         THIS LEASE SUPPLEMENT NO. __ (this "Lease Supplement") dated as of
[                ], between ATLANTIC FINANCIAL GROUP, LTD., as the lessor (the
"Lessor"), and RUBY TUESDAY, INC., a Georgia corporation, as lesse (the
"Lessee").

         WHEREAS Lessor is the owner of the Land described on Schedule I hereto and wishes to lease the Land together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions; Interpretation. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Lease Agreement, dated as of April 30, 2001, between Lessee and Lessor; and the rules of interpretation set forth in Appendix A to the Lease shall apply to this Lease Supplement.

         SECTION 2. The Properties. Attached hereto as Schedule I is the description of certain Land (the "Subject Property"). Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, such Land, together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease shall be subject to the terms and provisions of the Lease and Lessor hereby grants, conveys, transfers and assigns to Lessee those interests, rights, titles, estates, powers and privileges provided for in the Lease with respect to the Subject Property.

         SECTION 3. Amendments to Lease with Respect to Subject Property. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the following terms and provisions shall apply to the Lease with respect to the Subject Property:

                    [Insert Applicable Sections per Local Law as contemplated by the Master Agreement]

         SECTION 4. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

         SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

         SECTION 7. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                            ATLANTIC FINANCIAL GROUP, LTD.,
                            as the Lessor

                            By: Atlantic Financial Managers,
                            Inc., its General Partner


                            By____________________________
                            Name:
                            Title:



                            RUBY TUESDAY, INC., as the Lessee


                            By____________________________
                            Name:
                            Title:

STATE OF _________________ )
                                     ) ss.:
COUNTY OF ________________ )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ______________, ____ ____, this _____ day of __________, _______________, by _____________________, as
____________________ of Atlantic Financial Group, Ltd., on behalf of such partnership.



[Notarial Seal]                             ___________________________
                                                Notary Public


My commission expires:  _____________





STATE OF _________________ )
                                     ) ss.:
COUNTY OF ________________ )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ______________, ___ ____, this _____ day of __________, __________, by ___________, as _____________, of Ruby
Tuesday, Inc., a Georgia corporation, on behalf of the corporation.


[Notarial Seal]                             ______________________________
                                                Notary Public


My commission expires:  ______________

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.

                                            SUNTRUST BANK, as the Agent



                                            By___________________________
                                            Name:
                                            Title:

                          CONSTRUCTION AGENCY AGREEMENT

                           dated as of April 30, 2001


                                      among


                         ATLANTIC FINANCIAL GROUP, LTD.


                                       and


                               RUBY TUESDAY, INC.
                              as Construction Agent

                                TABLE OF CONTENTS
                                                                      Page

ARTICLE I       DEFINITIONS.............................................2
     1.1.       Defined Terms...........................................2

ARTICLE II      APPOINTMENT OF CONSTRUCTION AGENT.......................2
     2.1.       Appointment.............................................2
     2.2.       Acceptance; Construction................................2
     2.3.       Commencement of Construction............................2
     2.4.       Supplements to this Agreement...........................3
     2.5.       Term....................................................3
     2.6.       Identification of Properties; Construction
                   Documents............................................4
     2.7.       Scope of Authority......................................4
     2.8.       Covenants of the Construction Agent.....................5

ARTICLE III     THE BUILDINGS...........................................7
     3.1.       Construction............................................7
     3.2.       Amendments; Modifications...............................7
     3.3.       Casualty and Condemnation...............................7
     3.4.       Indemnity...............................................8

ARTICLE IV      PAYMENT OF FUNDS........................................9
     4.1.       Funding of Property Acquisition Costs and
                   Property Buildings Costs.............................9

ARTICLE V       CONSTRUCTION AGENCY EVENTS OF DEFAULT...................9
     5.1.       Construction Agency Events of Default...................9
     5.2.       Damages................................................11
     5.3.       Remedies; Remedies Cumulative..........................11

ARTICLE VI      NO CONSTRUCTION AGENCY FEE.............................12
     6.1.       Lease as Fulfillment of Lessor's Obligations...........12

ARTICLE VII     LESSOR'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS...........13
     7.1.       Exercise of the Lessor's Rights........................13
     7.2.       Lessor's Right to Cure Construction Agent's
                   Defaults............................................13

ARTICLE VIII    MISCELLANEOUS..........................................13
     8.1.       Notices................................................13
     8.2.       Successors and Assigns.................................13
     8.3.       GOVERNING LAW..........................................13
     8.4.       Amendments and Waivers.................................14
     8.5.       Counterparts...........................................14
     8.6.       Severability...........................................14
     8.7.       Headings and Table of Contents.........................14
     8.8.       Jurisdiction; Waivers..................................14



EXHIBITS

Exhibit A                Form of Supplement to Construction Agency Agreement

                          CONSTRUCTION AGENCY AGREEMENT



         CONSTRUCTION AGENCY AGREEMENT, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, (the "Lessor"), and RUBY TUESDAY, INC., a Georgia corporation ("RTI", and in its capacity as construction agent, the "Construction Agent").


                              PRELIMINARY STATEMENT

         A. Ruby Tuesday, Inc., as lessee (the "Lessee"), and Lessor, as lessor, are parties to that certain Lease Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time pursuant thereto, the "Lease"), pursuant to which the Lessee has agreed to lease from Lessor, and Lessor has agreed to lease to Lessee, Lessor's interests in certain Leased Properties.

         B. Lessor, the Lessee, the Lenders signatory thereto and SunTrust Bank, as agent for such Lenders (in such capacity, the "Agent") are parties to that certain Master Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time pursuant thereto, the "Master Agreement").

         C. Subject to the terms and conditions hereof, (i) the Lessor desires to appoint RTI as the Construction Agent to act as its sole and exclusive agent for the identification and acquisition of the Land pursuant to the Master Agreement and construction of the Buildings in accordance with the Plans and Specifications and pursuant to the Master Agreement, and (ii) the Construction Agent desires, for the benefit of the Lessor, to cause the Buildings to be constructed in accordance with the Plans and Specifications and pursuant to the Master Agreement and this Agreement, in each case in accordance with the terms herein set forth.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         I.1.  Defined Terms.  Capitalized terms used but not otherwise defined
               -------------
in this Agreement shall have the meanings set forth in Appendix A to the Master Agreement.


                                   ARTICLE II

                        APPOINTMENT OF CONSTRUCTION AGENT

         II.1.  Appointment. Pursuant to and subject to the terms and conditions
                -----------
set forth herein and in the Master Agreement and the other Operative Documents, the Lessor hereby irrevocably designates and appoints RTI as the Construction Agent to act as its exclusive agent for (i) the identification and acquisition from time to time of Land to be acquired or leased by the Lessor and leased or subleased to RTI and (ii) the construction of the Buildings in accordance with the Plans and Specifications on such Land.

         II.2. Acceptance; Construction. RTI hereby unconditionally accepts the designation and appointment as Construction Agent. The Construction Agent will cause the Buildings to be constructed on the Land substantially in accordance with the Plans and Specifications and, in accordance with the Operative Documents, to be equipped in substantial compliance in all material respects with all Applicable Law and insurance requirements.

         II.3. Commencement of Construction. Subject to Construction Force Majeure Events, the Construction Agent hereby agrees, unconditionally and for the benefit of the Lessor, to cause Construction of a Building to commence on each parcel of Land as soon as is reasonably practicable, in its reasonable judgment, after the Closing Date in respect of such Land. For purposes hereof, Construction of a Building shall be deemed to commence on the date (the "Construction Commencement Date") on which excavation for the foundation for such Building commences. Without limiting the foregoing, no phase of such Construction shall be undertaken until all permits required for such phase have been issued therefor.

         II.4. Supplements to this Agreement. On the Closing Date of each parcel of Land, the Lessor and the Construction Agent shall each execute and deliver to the Agent a supplement to this Agreement in the form of Exhibit A to this Agreement, appropriately completed, pursuant to which the Lessor and the Construction Agent shall, among other things, each acknowledge and agree that the Construction of such parcel of Land will be governed by the terms of this Agreement. Following the execution and delivery of a supplement to this Agreement as provided above, such supplement and all supplements previously delivered under this Agreement shall constitute a part of this Agreement. On or prior to the Closing Date of each parcel of Land, the Construction Agent shall prepare and deliver to the Lessor and the Agent a construction budget (the "Construction Budget") for the related Leased Property, setting forth in reasonable detail the budget for the Construction of the proposed Building on such Land in accordance with the Plans and Specifications therefor, and all related costs including the capitalized interest and Yield expected to accrue during the related Construction Term; such Construction Budget shall include a line item for the amount of self-insurance applicable to such Leased Property.

         II.5.  Term.  This Agreement shall commence on the date hereof and
                ----
shall terminate with respect to any given Leased Property upon the first to occur of:

                  (a) payment by the Lessee of the Leased Property Balance and termination of the Lease with respect to such Leased Property in accordance with the Lease;

                  (b)  the expiration or earlier termination of the Lease;

                  (c) termination of this Agreement pursuant to Article V hereof;

                  (d) the Completion Date for such Leased Property and the completion of all punch list items as set forth in Section 2.8(d); and
                                                            --------------

                  (e) the payment by the Construction Agent of the Leased Property Balance or the Construction Failure Payment with respect to such Leased Property pursuant to this Agreement.

         II.6. Identification of Properties; Construction Documents. The Construction Agent may execute any of its duties and obligations under this Agreement by or through agents, contractors, developers, Affiliates, employees or attorneys-in-fact, and the Construction Agent shall enter into such agreements with architects and contractors as the Construction Agent deems necessary or desirable for the construction of the Buildings pursuant hereto (the "Construction Documents"); provided, however, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement; provided, further, that contemporaneously with the execution and delivery of a Construction Document, the Construction Agent will execute and deliver to the Lessor the Security Agreement and Assignment, pursuant to which the Construction Agent assigns to the Lessor, among other things, all of the Construction Agent's rights under and interests in such Construction Documents. Each construction contract shall be with a reputable general contractor with experience in constructing projects that are similar in scope and type to the proposed Building, and shall provide for a guaranteed maximum project cost and at least 10% retainage.

         II.7. Scope of Authority. (a) Subject to the terms, conditions, restrictions and limitations set forth in the Operative Documents, the Lessor hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees, for the benefit of the Lessor, to take all action necessary or desirable for the performance and satisfaction of all of the Construction Agent's obligations hereunder with respect to the Leased Properties acquired or leased by the Lessor, including, without limitation:

                  (i) the identification and assistance with the acquisition or lease of Land in accordance with the terms and conditions of the Master Agreement;

                  (ii) all design and supervisory functions relating to the construction of the Buildings and performing all engineering work related to the construction of the Buildings;

                  (iii) negotiating and entering into all contracts or arrangements to procure the equipment and services necessary to construct the Buildings on such terms and conditions as are customary and reasonable in light of local standards and practices;

                  (iv) obtaining all necessary permits, licenses, consents, approvals and other authorizations, including those required under Applicable Law, from all Governmental Authorities in connection with the construction and the development of the Leased Property on the Land in accordance with the Plans and Specifications;

                  (v) maintaining all books and records with respect to the construction, operation and management of the Leased Properties; and

                  (vi) performing any other acts necessary or appropriate in connection with the identification, and acquisition (or leasing) and development of the Land and construction of the Buildings in accordance with the Plans and Specifications, and all other functions typically undertaken for the construction and development of similar properties.

         (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract which would, directly or indirectly, impose any liability or obligation on the Lessor unless such contract expressly contains an acknowledgment by the other party or parties thereto that the obligations of the Lessor are non-recourse, and that the Lessor shall have no personal liability with respect to such obligations. Any contract entered into by the Construction Agent or any of its Affiliates or agents not meeting the requirements of the foregoing sentence shall be ineffective. Subject to the foregoing, the Lessor shall execute such documents and take such other actions as the Construction Agent shall reasonably request, at the Construction Agent's expense, to permit the Construction Agent to perform its duties hereunder.

         (c) Subject to the terms and conditions of this Agreement and the other Operative Documents, the Construction Agent shall have sole management and control over the means, methods, sequences and procedures with respect to the Construction.

         II.8.  Covenants of the Construction Agent.  The Construction Agent
                -----------------------------------
hereby covenants and agrees that it will:

                  (a) following the Construction Commencement Date for each parcel of Land, cause construction of a Building on such Land to be prosecuted diligently and without undue interruption substantially in accordance with the Plans and Specifications for such Land, in accordance with the Construction Budget for such Leased Property and in compliance in all material respects with all Applicable Law and insurance requirements;

                  (b) notify the Lessor and the Agent in writing not less than five (5) Business Days after the occurrence of each Construction Force Majeure Event;

                  (c) take all reasonable and practical steps to cause the Completion Date for such Leased Property to occur on or prior to the Scheduled Construction Termination Date for such Leased Property, and cause all Liens (including, without limitation, Liens or claims for materials supplied or labor or services performed in connection with the construction of the Buildings), other than Permitted Liens and Lessor Liens, to be discharged;

                  (d) following the Completion Date for each Leased Property, cause all outstanding punch list items with respect to the Buildings on such Leased Property to be completed within sixty (60) days after said Completion Date;

                  (e) at all times during Construction, cause all title to all personalty financed by the Lessor on or within such Leased Property to be and remain vested in the Lessor and cause to be on file with the applicable filing office or offices all necessary documents under
         Article 9 of the Uniform Commercial Code to perfect such title free of all Liens other than Permitted Liens, it being understood and acknowledged that such Lessor's rights, title and interest in and to said personalty have been assigned to the Agent pursuant to the Operative Documents; and

                           (f) not enter into any agreements or arrangements with any Person (other than the Funding Parties pursuant to the Operative Documents) that would result in any claim against, or liability of, the Agent or any Funding Party resulting from the fact that any Leased Property is not completed on or prior to the Scheduled Construction Termination Date therefor.


                                   ARTICLE III

                                  THE BUILDINGS

         III.1.  Construction.  The Construction Agent shall cause the Buildings
                 ------------
to be constructed and equipped (as provided in the Plans and Specifications) in compliance in all material respects with all Applicable Law and insurance requirements.

         III.2. Amendments; Modifications. The Construction Agent may, subject to the conditions, restrictions and limitations set forth herein and in the Operative Documents (but not otherwise), at any time during the term hereof revise, amend or modify the Plans and Specifications and the related Construction Documents without the consent of the Lessor; provided, however, that the Lessor's prior written consent will be required in the following instances: (x) such revision, amendment or modification by its terms would result in the Completion Date of the Buildings occurring after the Scheduled Construction Termination Date, or (y) such revision, amendment or modification would result in the cost for such Leased Property exceeding the then remaining Commitments or increase the Construction Budget therefor, or (z) the aggregate effect of such revision, amendment or modification, when taken together with any previous or contemporaneous revision, amendment or modification to the Plans and Specifications for such Leased Property, would be to reduce the Fair Market Sales Value of such Leased Property in a material respect when completed.

         III.3. Casualty and Condemnation. If at any time prior to the Completion Date with respect to any Building there occurs a Casualty or the Lessor or the Construction Agent receives notice of a Condemnation, then, in each case the Construction Agent shall promptly and diligently take all commercially reasonable and practical steps to cause the Construction of the related Building to be completed substantially in accordance with the Plans and Specifications and with the terms hereof, and cause the Completion Date to occur on or prior to the Scheduled Construction Termination Date. The Construction Agent shall use all insurance proceeds or Awards received by it with respect to such Casualty or Condemnation, as the case may be, to pay the construction costs incurred in connection with such rebuilding or restoration. The Lessor shall make all insurance proceeds or Awards received with respect to such Casualty or Condemnation available to the Construction Agent to reimburse the Construction Agent for, or to pay, all construction costs incurred in connection with such rebuilding or restoration. To the extent that such insurance proceeds are insufficient to pay such construction costs, such construction costs shall be paid with the proceeds of Advances made pursuant to the Master Agreement. In the event that Lessor does not make such insurance proceeds or Advances available, then the provisions of Section 5.3 shall apply to the related Leased Property.

         III.4. Indemnity. During the Construction Term for each Leased Property, the Construction Agent agrees to assume liability for, and to indemnify, protect, defend, save and hold harmless the Lessor on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted or threatened to be asserted, against the Lessor, whether or not the Lessor shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of (i) any event, condition or circumstance within the Construction Agent's control,(ii) fraud, misapplication of funds, illegal acts or willful misconduct on the part of the Construction Agent, or
(iii) any event described in paragraph (f), (g) or (h) of Article XII of the Lease with respect to the Construction Agent. As used in clause (i) of the foregoing sentence, the term "within the Construction Agent's control" shall mean caused by or arising from any failure by any Obligor to comply with any of its obligations under the Operative Documents (including its insurance obligations), any representation by any Obligor in any of the Operative Documents not being true, any negligence or wilful misconduct of any Obligor, or any claim by any third party against the Lessor based upon the action or inaction of or by any Obligor; provided, however, that if such Claim is related to an inability or the failure to complete the construction of a Leased Property on or prior to Scheduled Construction Termination Date therefor and such Claim does not arise out of or result from events or circumstances described in the foregoing clause (ii) or (iii), the Construction Agent's liability shall be limited to an amount equal to the Construction Failure Payment. Any Claims that are incurred by any Indemnified Party for which the Construction Agent is not obligated to indemnify pursuant to this Section 3.4 or the Master Agreement shall, if requested by the Agent by written notice to Lessor be capitalized, and result in an increase to the Funded Amounts related to the relevant Leased Property. The foregoing indemnities are in addition to, and not in limitation of, the indemnities with respect to environmental claims set forth in Section
7.2 of the Master Agreement. The provisions of Section 7.3 of the Master Agreement shall apply to any amounts that the Construction Agent is requested to pay pursuant to this Section 3.4.


                                   ARTICLE IV

                                PAYMENT OF FUNDS

         IV.1. Funding of Property Acquisition Costs and Property Buildings Costs. (a) In connection with the acquisition or lease of any Land and during the course of the construction of the Buildings on any Land, the Construction Agent may request that the Lessor advance funds for the payment of acquisition, transaction and closing costs or property improvement costs, and the Lessor will comply with such request to the extent provided for under, and subject to the conditions, restrictions and limitations contained in, the Master Agreement and the other Operative Documents.

         (b) The proceeds of any funds made available to the Lessor to pay acquisition, transaction and closing costs or improvement costs shall be made available to the Construction Agent in accordance with the Funding Request relating thereto and the terms of the Master Agreement. The Construction Agent will use such proceeds only to pay the acquisition, transaction and closing costs or improvement costs for Leased Properties set forth in the Funding Request relating to such funds.


                                    ARTICLE V

                      CONSTRUCTION AGENCY EVENTS OF DEFAULT

         V.1.  Construction Agency Events of Default.  If any one or more of the
               -------------------------------------
following events (each a "Construction Agency Event of Default") shall occur and
                          -------------------------------------
be continuing:

                  (a) the Construction Agent fails to apply any funds paid by, or on behalf of, the Lessor to the Construction Agent for the acquisition or lease of the Land and the construction of the Buildings to the payment of acquisition, transaction and closing costs or improvements costs for such Leased Property;

                  (b) subject to Construction Force Majeure Events, the Construction Commencement Date with respect to any Leased Property shall fail to occur for any reason on or prior to the date that is one year after the Closing Date with respect to such Leased Property;

                  (c) the Completion Date with respect to any Leased Property shall fail to occur for any reason on or prior to the earlier of the Funding Termination Date and the Scheduled Construction Termination Date for such Leased Property;

                  (d) any Event of Default shall have occurred and be continuing; or

                  (e) the Construction Agent shall fail to observe or perform in any material respect any term, covenant or condition of this Agreement (except those specified in clauses (a) through (d) above), and such failure shall remain uncured for a period of thirty (30) days after notice thereof to the Construction Agent; provided, however, no Construction Agency Event of Default shall be deemed to occur if such failure or breach cannot reasonably be cured within such period, so long as the Construction Agent shall have promptly commenced the cure thereof and continues to act with diligence to cure such failure or breach and such failure or breach is cured within one hundred eighty
         (180) days after notice thereof to the Construction Agent;

then, in any such event, the Lessor may, in addition to the other rights and remedies provided for in this Article, immediately terminate this Agreement as to any Leased Property or Properties or all of the Leased Properties, separately, successively or concurrently (all in Lessor's sole discretion) by giving the Construction Agent written notice of such termination, and upon the giving of such notice, this Agreement shall terminate as to such Leased Property or Properties or all of the Leased Properties (as the case may be) and all rights of the Construction Agent and, subject to the terms of the Operative Documents, all obligations of the Lessor under this Agreement with respect to such Leased Property or Properties or all of the Leased Properties (as the case may be) shall cease. The Construction Agent shall pay upon demand all reasonable costs, expenses, losses, expenditures and damages (including, without limitation, attorneys' fees and disbursements) actually incurred by or on behalf of the Lessor in connection with any Construction Agency Event of Default.

         V.2. Damages. The termination of this Agreement pursuant to Section 5.1
              -------                                                -----------
shall in no event relieve the Construction Agent of its liability and obligations hereunder, all of which shall survive any such termination.

         V.3. Remedies; Remedies Cumulative. (a) If a Construction Agency Event of Default shall have occurred and be continuing, the Lessor shall have all rights and remedies available under the Operative Documents or available at law, equity or otherwise. Notwithstanding the foregoing, if a Construction Agency Event of Default hereunder relates only to a specific Leased Property or specific Leased Properties but not all Leased Properties (but in any event excluding any Event of Default), the Construction Agent shall have the right to cure such Construction Agency Event of Default by purchasing such Leased Property or Properties for the Leased Property Balance(s) therefor from the Lessor in accordance with the terms and subject to the conditions, restrictions and limitations of Section 14.5 of the Lease. In the event that the Construction Agent does not exercise its option to purchase such Leased Property or Properties, the Construction Agent shall pay to the Lessor the Construction Failure Payment(s) therefor within five (5) Business Days of the demand therefor by the Lessor, and shall surrender and return such Leased Property or Properties to the Lessor or its designee in accordance with the terms of Section 14.8 of the Lease (provided that the obligation to surrender the Leased Property in as good condition as it was on the Completion Date, ordinary wear and tear excepted, shall not apply). In the event that the Construction Agent returns any Leased Property to the Lessor pursuant to the previous or the next sentence, the Construction Agent shall take such action as the Lessor may reasonably request in order to transfer to the Lessor (or its designee) all of the Construction Agent's rights and claims in, to and under the related Construction Contract(s), Architect's Agreement(s), all other Construction Documents, all agreements, security deposits, guaranties and surety bonds related thereto and all governmental permits related to such Construction, and the Construction Agent shall provide to the Lessor copies of all books, records and documentation with respect to the foregoing. In addition, the Construction Agent shall provide such assistance as the Lessor may request in order to remarket the Leased Property. Notwithstanding the foregoing, (A) if a Construction Agency Event of Default pursuant to Section 5.1(c) occurs solely as a result of a Construction Force Majeure Event, if the Construction Agent does not exercise its option to purchase Leased Property, the Construction Agent shall surrender and return such Leased Property to Lessor or its designee in accordance with the terms of
Section 14.8 of the Lease and (B) if a Construction Agency Event of Default occurs due to the fraud, misapplication of funds, illegal acts or wilful misconduct on the part of the Construction Agent or any event described in paragraph (f), (g) or (h) of Article XII of the Lease, the Construction Agent shall be obligated to purchase all of the Leased Properties for the Lease Balance within five (5) Business Days of demand by Lessor.

         (b) No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


                                   ARTICLE VI

                           NO CONSTRUCTION AGENCY FEE

         VI.1. Lease as Fulfillment of Lessor's Obligations. All obligations, duties and requirements imposed upon or allocated to the Construction Agent shall be performed by the Construction Agent at the Construction's Agent's sole cost and expense, and the Construction Agent will not be entitled to, and the Lessor shall not have any obligation to pay, any agency fee or other fee or compensation, and the Construction Agent shall not be entitled to, and the Lessor shall not have any obligation to make or pay, any reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to the Lessor entering into the Lease and the other Operative Documents.


                                   ARTICLE VII

                  LESSOR'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS

         VII.1.  Exercise of the Lessor's Rights.  The Construction Agent hereby
                 -------------------------------
acknowledges and agrees that the rights and powers of the Lessor under this Agreement have been assigned to, and may be exercised by, the Agent.

         VII.2. Lessor's Right to Cure Construction Agent's Defaults. The Lessor, without waiving or releasing any obligation or Construction Agency Event of Default, may, upon prior written notice to the Construction Agent (but shall be under no obligation to), remedy any Construction Agency Event of Default for the account of and at the sole cost and expense of the Construction Agent. All reasonable out of pocket costs and expenses so incurred (including actual and reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Construction Agent to the Lessor on demand.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         VIII.1.  Notices.  All notices, consents, directions, approvals,
                  -------
instructions, requests, demands and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of, Section 8.2 of the Master Agreement.

         VIII.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor, the Construction Agent and their respective legal representatives, successors and permitted assigns. The Construction Agent shall not assign its rights or obligations hereunder without the prior written consent of the Lessor and the Agent.

         VIII.3.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                  -------------
OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         VIII.4.  Amendments and Waivers.  Subject to Section 8.4 of the Master
                  ----------------------
Agreement, the Lessor and the Construction Agent may from time to time, enter into written amendments, supplements or modifications hereto.

         VIII.5.  Counterparts.  This Agreement may be executed on any number of
                  ------------
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

         VIII.6.  Severability.  Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         VIII.7.  Headings and Table of Contents.  The headings and table of
                  ------------------------------
contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         VIII.8.  Jurisdiction; Waivers.  The Lessor and the Construction Agent
                  ---------------------
hereby acknowledge that the terms of Section 8.11 of the Master Agreement apply to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        RUBY TUESDAY, INC.

                                        By:  /s/ J. Russell Mothershed
                                        Name: J. Russell Mothershed
                                        Title: Senior Vice President

                                        ATLANTIC FINANCIAL GROUP, LTD.

                                        By:  Atlantic Financial Managers,
                                             Inc., its General Partner


                                        By: /s/ Stephens S. Brookshire
                                        Name:  Stephens S. Brookshire
                                        Title: President

                                    EXHIBIT A



                   Supplement to Construction Agency Agreement


         SUPPLEMENT to Construction Agency Agreement, dated as of ______________, 200_, between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), and RUBY TUESDAY, INC., a Georgia corporation (in its capacity as construction agent, the "Construction Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Construction Agency Agreement.

         The Lessor and the Construction Agent are parties to that certain Construction Agency Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified, the "Construction Agency Agreement"), pursuant to which (i) the Lessor has appointed the Construction Agent as its sole and exclusive agent in connection with the identification and acquisition of Land and construction of the Buildings in accordance with the Plans and Specifications, and (ii) the Construction Agent has agreed, for the benefit of the Lessor, to cause the construction of the Buildings to be completed in accordance with the Plans and Specifications.

         Subject to the terms and conditions of the Construction Agency Agreement, the Lessor and the Construction Agent desire that the terms of the Construction Agency Agreement apply to the Land described in Schedule 1 and wish to execute this Supplement to provide therefor.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. The Construction Agent agrees to act as Construction Agent and to perform its obligations under the Construction Agency Agreement in connection with the completion of construction of the Building on the Land described in
Schedule 1 in accordance with the Plans and Specifications for such Land. The Construction Agent hereby represents and warrants to Lessor that the Construction Agent has heretofore delivered to Lessor a true, correct and complete copy of the Plans and Specifications for the Building on the Land described in Schedule 1 or, if not available on the date hereof, will deliver such Plans and Specifications as soon as available.

         2. Each of the Lessor and the Construction Agent acknowledges and agrees that the development of the Land described in Schedule 1 and the construction of the Buildings thereon shall be governed by the terms of the Construction Agency Agreement.

         3. The anticipated construction budget relating to the construction and development of the Building on the Land described in Schedule 1 is $__________. The acquisition cost of the Land described in Schedule 1 is
                                                            ----------
$-----------.

         4. This Supplement shall, upon its execution and delivery, constitute a part of the Construction Agency Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    RUBY TUESDAY, INC.


                                    By
                                    Name:
                                    Title:


                                    ATLANTIC FINANCIAL GROUP, LTD.

                                    By:  Atlantic Financial Managers,
                                         Inc., its General Partner


                                    By
                                    Name:
                                    Title:

                                 LOAN AGREEMENT


                           Dated as of April 30, 2001


                                      among



                         ATLANTIC FINANCIAL GROUP, LTD.
                             as Lessor and Borrower,


                    the financial institutions party hereto,

                                   as Lenders


                                       and


                                 SUNTRUST BANK,
                                    as Agent

                                TABLE OF CONTENTS

                                                                         Page

SECTION 1      DEFINITIONS; INTERPRETATION.................................1

SECTION 2      AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT
                 OF LOANS..................................................1
  SECTION 2.1     Commitment...............................................1
  SECTION 2.2     Notes....................................................1
  SECTION 2.3     Scheduled Principal Repayment............................2
  SECTION 2.4     Interest.................................................2
  SECTION 2.5     Allocation of Loans to Leased Properties.................3
  SECTION 2.6     Prepayment...............................................3

SECTION 3      RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS
                 IN RESPECT OF LEASE AND LEASED PROPERTY...................3
  SECTION 3.1     Distribution and Application of Rent Payments............3
  SECTION 3.2     Distribution and Application of Purchase Payment.........3
  SECTION 3.3     Distribution and Application to Funding Party Balances
                    of Lessee Payment of Recourse Deficiency Amount Upon
                    Exercise of Remarketing Option.........................4
  SECTION 3.4     Distribution and Application to Funding Party Balance
                    of Remarketing Proceeds of Leased Property.............4
  SECTION 3.5     Distribution and Application of Payments Received When
                    an Event of Default Exists or Has Ceased to Exist
                    Following Rejection of a Lease.........................5
  SECTION 3.6     Distribution of Other Payments...........................6
  SECTION 3.7     Timing of Agent Distributions............................6

SECTION 4      THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE AND GUARANTY...6
  SECTION 4.1     Covenant of Lessor.......................................6
  SECTION 4.2     Lessor Obligations Nonrecourse; Payment from Certain
                    Lease and Guaranty Obligations and Certain Proceeds
                    of Leased Property Only................................7
  SECTION 4.3     Exercise of Remedies Under Lease and Guaranty............8
  SECTION 4.4     Indemnity by Lessor......................................8

SECTION 5      LOAN EVENTS OF DEFAULT; REMEDIES............................9
  SECTION 5.1     Loan Events of Default...................................9
  SECTION 5.2     Remedies................................................10

SECTION 6      THE AGENT..................................................10
  SECTION 6.1     Appointment.............................................10
  SECTION 6.2     Delegation of Duties....................................11
  SECTION 6.3     Exculpatory Provisions..................................11
  SECTION 6.4     Reliance by Agent.......................................11
  SECTION 6.5     Notice of Default.......................................12
  SECTION 6.6     Non-Reliance on Agent and Other Lenders.................12
  SECTION 6.7     Indemnification.........................................12
  SECTION 6.8     Agent in Its Individual Capacity........................13
  SECTION 6.9     Successor Agent.........................................13

SECTION 7      MISCELLANEOUS..............................................14
  SECTION 7.1     Amendments and Waivers..................................14
  SECTION 7.2     Notices.................................................14
  SECTION 7.3     No Waiver; Cumulative Remedies..........................14
  SECTION 7.4     Successors and Assigns..................................14
  SECTION 7.5     Counterparts............................................14
  SECTION 7.6     GOVERNING LAW...........................................14
  SECTION 7.7     Survival and Termination of Agreement...................14
  SECTION 7.8     Entire Agreement........................................14
  SECTION 7.9     Severability............................................15
  SECTION 7.10    WAIVER OF JURY TRIAL....................................15

APPENDIX A                 Definitions and Interpretation

                                    EXHIBITS

EXHIBIT A-1                Form of A Note
EXHIBIT A-2                Form of B Note

         THIS LOAN AGREEMENT (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Loan Agreement") dated as of April 30, 2001 is among ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, as Lessor and Borrower (the "Lessor"); the financial institutions which may from time to time become party hereto as lenders (the "Lenders") and SUNTRUST BANK, a Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

         In accordance with the terms and provisions of the Master Agreement, the Lease, this Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring the Leased Properties and leasing the Leased Properties to the Lessee, (ii) the Lessee, as Construction Agent for the Lessor, wishes to construct Buildings on the Land for the Lessor and, when completed, to lease the Buildings from the Lessor as part of the Leased Property under the Lease, (iii) the Lessee wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and the construction of the Buildings, (iv) the Lessor wishes to obtain, and the Lenders are willing to provide, financing of a portion of the funding for the acquisition of the Land and the construction of the Buildings, and (v) the Lessee is willing to provide its Guaranty Agreement to the Funding Parties.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1  DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Loan Agreement.

         SECTION 2 AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT OF LOANS; CONDITIONS TO LOANS

         SECTION 2.1 Commitment. (a) Subject to the terms and conditions hereof and of the Master Agreement, each Lender agrees to make term loans to the Lessor ("Loans") from time to time during the period from and including the Initial Closing Date through the Funding Termination Date, on each Closing Date and on each subsequent Funding Date, in the amounts required under Section 2.2 of the Master Agreement. Each such Loan shall consist of an A Loan in the amount of such Lender's pro rata share of the A Percentage of the aggregate amount to be funded by the Funding Parties on such date and a B Loan in the amount of such Lender's pro rata share of the B Percentage of such the aggregate amount to be funded by the Funding Parties on such date.

         SECTION 2.2 Notes. The A Loans made by each Lender to the Lessor shall be evidenced by a note of the Lessor (an "A Note"), substantially in the form of Exhibit A-1 with appropriate insertions, and the B Loans made by each Lender to the Lessor shall be evidenced by a note of the Lessor (a "B Note") substantially in the form of Exhibit A-2 with appropriate insertions, each duly executed by the Lessor and payable to the order of the Agent, for the benefit of the Lenders, and in a principal amount equal to the A Percentage of the aggregate Commitments and the B Percentage of the aggregate Commitments, respectively (or, if less, the aggregate unpaid principal amount of all A Loans or B Loans, as the case may be, made by the Lenders to the Lessor). The Notes shall be dated the Initial Closing Date and delivered to the Agent in accordance with Section 3.2 of the Master Agreement. The Agent is hereby authorized to record the date and amount of each Loan made by the Lenders to the Lessor on the Notes, but the failure by the Agent to so record such Loan shall not affect or impair any obligations with respect thereto. Each Note shall (i) be stated to mature no later than the final Lease Termination Date and (ii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in,
Section 2.4. Upon the occurrence of an Event of Default under clauses (f) or (g) of Article XII of the Lease, or upon Acceleration as described in Section 4.3(b) hereof, each Note shall automatically become due and payable in full.

         SECTION 2.3 Scheduled Principal Repayment. On the Lease Termination Date, the Lessor shall pay the aggregate unpaid principal amount of all Loans as of such date.

         SECTION 2.4 Interest. (a) Each Loan related to a LIBOR Advance shall bear interest during each Rent Period at a rate equal to the sum of (i) the Adjusted LIBO Rate for such Rent Period, computed using the actual number of days elapsed and a 360 day year, plus (ii) the Applicable Margin per annum; each Loan related to a Base Rate Advance shall bear interest at a rate equal to the Base Rate, computed using the actual number of days elapsed and a 360 day year.

         (b) If all or a portion of the principal amount of or interest on the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lenders under Section 5, bear interest at the Overdue Rate, in each case from the date of nonpayment until paid in full (as well after as before judgment).

         (c) Interest accruing on each Loan with respect to any Leased Property during the Construction Term of such Leased Property shall, subject to the limitations set forth in Section 2.3(c) of the Master Agreement, be added to the outstanding principal amount of such Loan from time to time. Following the date each Loan is made (or in the case of Loans with respect to a Construction Land Interest, the Construction Term Expiration Date), interest on such Loan shall be payable in arrears on each Payment Date with respect thereto.

         (d) Any change in the interest rate on the Loans resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such Base Rate changes as provided in the definition thereof.

         SECTION 2.5 Allocation of Loans to Leased Properties. Pursuant to each Funding Request, each Loan shall be allocated to the Leased Property, the cost of acquisition or construction of which the proceeds of such Loan are used to pay. For purposes of the Operative Documents, the "related Loans" with respect to any Leased Property or Loans "related to" any Leased Property shall mean those Loans allocated to such Leased Property as set forth in the foregoing sentence.

         SECTION 2.6 Prepayment. Except in conjunction with a payment by the Lessee of the Lease Balance or a Leased Property Balance pursuant to the terms of the Lease or the Leased Property Balance or Construction Failure Payment pursuant to the Construction Agency Agreement, the Lessor shall have no right to prepay the Loans.

         SECTION 2.7 Condition to Initial Loans. The obligation of each Lender to make its initial Loan hereunder is subject to the Agent's receipt of documentation (in form and substance satisfactory to the Agent) evidencing a permanent reduction in the Aggregate Revolving Commitment Amount (as defined in the Credit Agreement) under the Credit Agreement in the amount of $50,000,000.

         SECTION 3 RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS IN RESPECT OF LEASE AND LEASED PROPERTY

         SECTION 3.1 Distribution and Application of Rent Payments.

         (a) Basic Rent. Each payment of Basic Rent with respect to any Leased Property (and any payment of interest on overdue installments of Basic Rent) received by the Agent shall be distributed first, pro rata to the Lenders to be applied to the amounts of accrued and unpaid interest (including overdue interest) on the Loans and second, to the Lessor to be applied to accrued and unpaid Yield (including overdue Yield) on the Lessor's Invested Amounts related to such Leased Property.

         (b)      Supplemental Rent.  Each payment of Supplemental Rent received
                  -----------------
by the Agent shall be paid to or upon the order of the Person owed the same in accordance with the Operative Documents.

         SECTION 3.2       Distribution and Application of Purchase Payment.
                           ------------------------------------------------
With respect to any Leased Property, the payment by the Lessee of:

                  (a) the purchase price for a consummated sale of such Leased Property received by the Agent in connection with the Lessee's exercise of the Purchase Option or Partial Purchase Option under Section 14.1(a) or (b) of the Lease, or the Lessee's exercise of its option to purchase such Leased Property under Section 5.3 of the Construction Agency Agreement, or

                  (b) the purchase price paid as a result of the Lessee's compliance with its obligation to purchase the Leased Property in accordance with Section 14.2 or 14.3 of the Lease, or

                  (c) a Leased Property Balance for a Leased Property in accordance with Section 10.1 or Section 10.2 of the Lease,

shall be distributed by Agent as promptly as possible first, to the Lenders pro rata in accordance with, and for application to, their respective Funding Party Balances in respect of such Leased Property and second, to the Lessor for application to its Funding Party Balance in respect of such Leased Property.

         SECTION 3.3 Distribution and Application to Funding Party Balances of Lessee Payment of Recourse Deficiency Amount Upon Exercise of Remarketing Option. The payment by the Lessee of the Recourse Deficiency Amount to the Agent on the Lease Termination Date in accordance with Section 14.6 or Section 14.7 of the Lease upon the Lessee's exercise of the Remarketing Option, shall be distributed by the Agent to the Lenders, pro rata, for application to the accrued and unpaid interest on, and the outstanding principal of, the A Loans. With respect to any Leased Property, the payment by the Lessee of the Construction Failure Payment with respect thereto pursuant to the Construction Agency Agreement shall be distributed by the Agent first, to the Lenders, pro rata, for application to the accrued and unpaid interest on, and the outstanding principal of, the A Loans in respect of such Leased Property, second, to the Lenders, pro rata, for application to the accrued and unpaid interest on, and outstanding principal of, the B Loans related to such Leased Property and third, to the Lessor for application to the accrued and unpaid Yield on, and outstanding Lessor Invested Amount related to such Leased Property.

         SECTION 3.4       Distribution and Application to Funding Party Balance
                           -----------------------------------------------------
         of Remarketing Proceeds of Leased Property.
         -------------------------------------------

         (a) Any payments received by the Agent as proceeds from the sale of the Leased Properties sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Section 14.6 of the Lease or Lessor's sale of the Leased Properties, shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

                  first, to the Lenders pro rata for application to their remaining Funding Party Balances in respect of all the Leased Properties, an amount equal to their Funding Party Balances in respect of all the Leased Properties;

                  second, to the Lessor for application to its Funding Party Balance in respect of all the Leased Properties; and

                  third, (i) if sold by the Lessee pursuant to Section 14.6 of the Lease, the excess, if any, to the Lessee, and (ii) otherwise, the excess, if any, to the Lessor.

         (b) Any payments received by the Agent as proceeds from the sale of any Leased Property after a return to the Lessor pursuant to the Construction Agency Agreement shall be distributed by the Lessor as promptly as possible (it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

                  first, to the Lenders pro rata for application to their remaining Funding Party Balances in respect of such Leased Property (including both that portion of the A Loans and that portion of the B Loans allocated to such Leased Property), an amount equal to such Funding Party Balances in respect of such Leased Property;

                  second, to Lessor for application to its Funding Party Balance in respect of such Leased Property; and

                  third, the excess to Lessor.

         SECTION 3.5 Distribution and Application of Payments Received When an Event of Default Exists or Has Ceased to Exist Following Rejection of a Lease.

         (a)  Proceeds of Leased Property.  Any payments received by the Lessor
              ---------------------------
or the Agent when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in Article XII(f) or (g) of the Lease), as

                  (i) proceeds from the sale of any or all of the Leased Property sold pursuant to the exercise of the Lessor's remedies pursuant to Article XIII of the Lease, or

                  (ii) proceeds of any amounts from any insurer or any Governmental Authority in connection with an Event of Loss or Event of Taking shall if received by the Lessor be paid to the Agent as promptly as possible, and shall be distributed or applied by the Agent in the following order of priority prior to the Release Date:

                  first, to the Agent for any amounts expended by it in
                  -----
         connection with any Leased Property or the Operative Documents and not previously reimbursed to it;

                  second, to the Lenders pro rata for application to their Funding Party Balances in respect of all the Leased Properties (first to accrued and unpaid interest, second to outstanding principal and third to outstanding fees and expenses), an amount equal to the outstanding principal, and accrued interest on, the Loans;

                  third, to the Lessor for application to its Funding Party
                  -----
         Balances in respect of all the Leased Properties;

                  fourth, to the Indemnified Parties, on a pro rata basis, for
                  ------                                   --- ----
         any other amounts due to them under the Operative Documents; and

                  fifth, to the Lessee or the Person or Persons otherwise
                  -----
         legally entitled thereto, the excess, if any; and

on and after such Release Date such amounts shall be paid over to the Lessor and shall be distributed or applied by the Lessor, first to the Lessor for application to any amounts owed to it in respect of such Leased Property, and second to the Lessee or the Person or Persons otherwise legally entitled thereto, the excess, if any.

         (b) Proceeds of Recoveries from Lessee and Guarantor. Any payments received by any Funding Party when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in Article XII(f) or (g) of the Lease), from

                  (i) the Lessee as a payment in accordance with such Lease, or

                  (ii) the Guarantor as a payment in accordance with the Guaranty Agreement, including, without limitation, any payment made by the Guarantor in satisfaction of the guaranty of payment of the Notes pursuant to the Guaranty Agreement, shall be paid to the Agent as promptly as possible, and shall then be distributed or applied by the Agent as promptly as possible in the order of priority set forth in paragraph (a) above.

         SECTION 3.6 Distribution of Other Payments. All payments under Section
7.6 of the Master Agreement shall be made first, to the Lenders, pro rata, until their Funding Party Balances have been paid in full, and second, to the Lessor who shall be entitled to retain all such remaining amounts. Except as otherwise provided in this Section 3, any payment received by the Lessor which is to be paid to Agent pursuant hereto or for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3 shall, if received by the Lessor, be paid forthwith to the Agent and when received shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

         SECTION 3.7 Timing of Agent Distributions. Payments received by the Agent in immediately available funds before 12:00 p.m. (noon), Atlanta, Georgia time, on any Business Day shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on such Business Day. Payments received by the Agent in immediately available funds after 12:00 p.m. (noon), Atlanta, Georgia time shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on the next Business Day.

         SECTION 4  THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE AND GUARANTY

         SECTION 4.1 Covenant of Lessor. So long as any Lender's Commitment remains in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender with respect to its Funding Party Balances, subject to
Section 4.2, the Lessor will promptly pay all amounts payable by it under this Loan Agreement and the Notes issued by it in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement, the Notes and the other Operative Documents to which it is a party. The Lessor agrees to provide to the Agent a copy of each estoppel certificate that the Lessor proposes to deliver pursuant to Section 17.13 of the Lease at least five (5) days prior to such delivery and to make any corrections thereto reasonably requested by the Agent prior to such delivery. The Lessor shall keep each Leased Property owned by it free and clear of all Lessor Liens. The Lessor shall not reject any sale of any Leased Property pursuant to Section 14.6 of the Lease unless all of the related Loans have been paid in full or all of the Lenders consent to such rejection. In the event that all of the Lenders reject any sale of any Leased Property pursuant to Section 14.6 of the Lease or the Lessee returns any Leased Property pursuant to the Construction Agency Agreement, the Lessor agrees to take such action as the Required Lenders reasonably request to effect a sale or other disposition of such Leased Property, provided that the Lessor shall not be required to expend its own funds in connection with such sale or disposition.

         SECTION 4.2 Lessor Obligations Nonrecourse; Payment from Certain Lease and Guaranty Obligations and Certain Proceeds of Leased Property Only. All payments to be made by the Lessor in respect of the Loans, the Notes and this Loan Agreement shall be made only from certain payments received under the Lease, the Construction Agency Agreement, the Subsidiary Guaranty Agreement and the Guaranty Agreement and certain proceeds of the Leased Properties and only to the extent that the Lessor or the Agent shall have received sufficient payments from such sources to make payments in respect of the Loans in accordance with
Section 3. Each Lender agrees that it will look solely to such sources of payments to the extent available for distribution to such Lender as herein provided and that neither the Lessor nor the Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note. Nothing in this Loan Agreement, the Notes or any other Operative Document shall be construed as creating any liability (other than for willful misconduct, gross negligence, misrepresentation, fraud or breach of contract (other than the failure to make payments in respect of the Loans if it has not received the funds available therefor)) of the Lessor individually to pay any sum or to perform any covenant, either express or implied, in this Loan Agreement, the Notes or any other Operative Documents (all such liability, if any, being expressly waived by each Lender) and that each Lender, on behalf of itself and its successors and assigns, agrees in the case of any liability of the Lessor hereunder or thereunder (except for such liability attributable to its willful misconduct, gross negligence, misrepresentation, fraud or breach of contract (other than the failure to make payments in respect of the Loans)) that it will look solely to those certain payments received under the Lease, the Construction Agency Agreement, the Subsidiary Guaranty Agreement and the Guaranty Agreement and those certain proceeds of the Leased Properties, provided, however, that the Lessor in its individual capacity shall in any event be liable with respect to
(i) the removal of Lessor's Liens or involving its gross negligence, willful misconduct, misrepresentation, fraud or breach of contract (other than the failure to make payments in respect of the Loans) or (ii) failure to turn over payments the Lessor has received in accordance with Section 3; and provided further that the foregoing exculpation of the Lessor shall not be deemed to be exculpations of the Lessee, the Guarantor or any other Person.

         SECTION 4.3       Exercise of Remedies Under Lease and Guaranty.
                           ---------------------------------------------

         (a) Event of Default. With respect to any Potential Event of Default as to which notice thereof by the Lessor to the Lessee is a requirement to cause such Potential Event of Default to become an Event of Default, the Lessor may at any time in its discretion give or withhold such notice, provided that the Lessor agrees to give such notice to such Lessee promptly upon receipt of a written request by any Lender or the Agent.

         (b) Acceleration of Lease Balance. When an Event of Default exists, the Lessor, upon the direction of the Required Funding Parties, shall exercise remedies under Article XIII of the Lease and under the Guaranty Agreement to demand payment in full of the Lease Balance by the Lessee or the Guarantor (the "Acceleration"). Following the Acceleration, the Lessor shall consult with the Lenders regarding actions to be taken in response to such Event of Default. The Lessor (1) shall not, without the prior written consent of Required Funding Parties and (2) shall (subject to the provisions of this Section), if so directed by Required Funding Parties, do any of the following: commence eviction or foreclosure proceedings, or make a demand under the Guaranty Agreement, or file a lawsuit against the Lessee under the Lease, or file a lawsuit against the Guarantor under the Guaranty Agreement, or sell the Leased Property, or exercise other remedies against the Lessee or the Guarantor under the Operative Documents in respect of such Event of Default; provided, however, that any payments received by the Lessor shall be distributed in accordance with Section 3. Notwithstanding any such consent, direction or approval by the Required Funding Parties of any such action or omission, the Lessor shall not have any obligation to follow such direction if the same would, in the Lessor's reasonable judgment, require the Lessor to expend its own funds or expose the Lessor to liability, expense, loss or damages unless and until the Lenders advance to the Lessor an amount which is sufficient, in the Lessor's reasonable judgment, to cover such liability, expense, loss or damage (excluding the Lessor's pro rata share thereof, if any). Notwithstanding the foregoing, on and after the related Release Date, the Lenders shall have no rights to the related Leased Property or any proceeds thereof, the Lenders shall have no rights to direct or give consent to any actions with respect to such Leased Property and the proceeds thereof, the Lessor shall have absolute discretion (but in all events subject to the terms of the Operative Documents) with respect to such exercise of remedies with respect to such Leased Property, and the proceeds thereof, including, without limitation, any foreclosure or sale of such Leased Property, and the Lessor shall have no liability to the Lenders with respect to the Lessor's actions or failure to take any action with respect to such Leased Property.

         SECTION 4.4 Indemnity by Lessor. During the Construction Term for any Leased Property, Lessor hereby indemnifies each Lender and its Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents from and against any and all Claims that may be imposed on, incurred by or asserted or threatened to be asserted against, any such Person, arising out of or related to such Leased Property, or the leasing or financing thereof; it being understood that the foregoing provision is subject to Section 4.2.

         SECTION 5  LOAN EVENTS OF DEFAULT; REMEDIES

         SECTION 5.1 Loan Events of Default. Each of the following events shall constitute a Loan Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

                  (a) Lessor shall fail to distribute in accordance with the provisions of Section 3 any amount received by the Lessor pursuant to the Lease, the Guaranty Agreement, the Construction Agency Agreement or the Master Agreement within two (2) Business Days of receipt thereof if and to the extent that the Agent or the Lenders are entitled to such amount or a portion thereof; or

                  (b) the Lessor shall fail to pay to the Agent, within two (2) Business Days of the Lessor's receipt thereof, any amount which the Lessee or the Guarantor is required, pursuant to the Operative Documents, to pay to the Agent but erroneously pays to the Lessor; or

                  (c) failure by the Lessor to perform in any material respect any other covenant or condition herein or in any other Operative Document to which the Lessor is a party, which failure shall continue unremedied for thirty (30) days after receipt by the Lessor of written notice thereof from the Agent or any Lender; or

                  (d) any representation or warranty of the Lessor contained in any Operative Document or in any certificate required to be delivered thereunder shall prove to have been incorrect in a material respect when made and shall not have been cured within thirty (30) days of receipt by the Lessor of written notice thereof from the Agent or any Lender; or

                  (e) the Lessor or the General Partner shall become bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for the Lessor or the General Partner or for substantially all of its property without its consent and shall not be dismissed or stayed within a period of sixty (60) days; or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against the Lessor or the General Partner and, if instituted against the Lessor or the General Partner, shall not be dismissed or stayed for a period of sixty (60) days; or

                  (f)      any Event of Default shall occur and be continuing.

         SECTION 5.2       Remedies.
                           --------

         (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (e) of Section 5.1 with respect to the Lessor or the General Partner, automatically the Lenders' Commitments shall terminate and the outstanding principal of, and accrued interest on, the Loans shall be immediately due and payable, and (ii) if such event is any other Loan Event of Default, upon written request of the Required Lenders, the Agent shall, by notice of default to the Lessor, declare the Commitments of the Lenders to be terminated forthwith and the outstanding principal of, and accrued interest on, the Loans to be immediately due and payable, whereupon the Commitments of the Lenders shall immediately terminate and the outstanding principal of, and accrued interest on, the Loans shall become immediately due and payable.

         (b) When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Funding Parties shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder, under the Notes, the Mortgages and the Assignments of Lease and Rents and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law. When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Funding Parties shall, have the right to exercise all rights of the Lessor under the Lease pursuant to the terms and in the manner provided for in the Mortgages and the Assignments of Lease and Rents.

         (c) Except as expressly provided above, no remedy under this Section
5.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 5.2 or under the other Operative Documents or otherwise available at law or in equity. The exercise by the Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of the Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

         SECTION 6  THE AGENT

         SECTION 6.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

         SECTION 6.2 Delegation of Duties. The Agent may execute any of its duties under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 6.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Lessor, the Guarantor or the Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor, the Guarantor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor, the Guarantor or the Lessee.

         SECTION 6.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor, the Guarantor or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Funding Parties as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 6.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Potential Event of Default or Loan Event of Default hereunder unless the Agent has received notice from a Lender referring to this Loan Agreement, describing such Loan Potential Event of Default or Loan Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Loan Potential Event of Default or Loan Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Potential Event of Default or Loan Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 6.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor, the Guarantor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and the Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor, the Guarantor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 6.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Lessee or Guarantor and without limiting the obligation of the Lessee or Guarantor to do so), ratably according to the percentage each Lender's Commitment bears to the total commitments of all of the Lenders on the date on which indemnification is sought under this Section 6.7 (or, if indemnification is sought after the date upon which the Lenders Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with the percentage that each Lender's Commitment bears to the Commitments of all of the Lenders immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 6.7 shall survive the payment of the Notes and all other amounts payable hereunder.

         SECTION 6.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Lessor, the Guarantor or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents. With respect to Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity. Each Lender acknowledges that the Agent in its individual capacity has had and continues to have other business relations and transactions with the Lessee and the Lessor.

         SECTION 6.9 Successor Agent. The Agent may resign as Agent upon 20 days' notice to the Lenders. If the Agent shall resign as Agent under this Loan Agreement and the other Operative Documents, then the Required Funding Parties shall appoint a successor agent for the Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, all of the provisions of this Section 6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement and the other Operative Documents.

         SECTION 7  MISCELLANEOUS

         SECTION 7.1 Amendments and Waivers. Neither this Loan Agreement, any Note, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section 8.4 of the Master Agreement.

         SECTION 7.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be given in accordance with Section 8.2 of the Master Agreement.

         SECTION 7.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 7.4 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the Lessor, the Agent, the Lenders, all future holders of the Notes and their respective successors and permitted assigns.

         SECTION 7.5 Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the counterparts of this Loan Agreement signed by all the parties hereto shall be lodged with the Lessor and the Agent.

         SECTION 7.6 GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

         SECTION 7.7 Survival and Termination of Agreement. All covenants, agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement, and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate.

         SECTION 7.8 Entire Agreement. This Loan Agreement and the other Operative Documents set forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

         SECTION 7.9 Severability. Any provision of this Loan Agreement or of the Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

         SECTION 7.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LOAN AGREEMENT, THE NOTES, ANY OTHER OPERATIVE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

4900593 99539306

         IN WITNESS THEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       SUNTRUST BANK, as Agent


                                       By: /s/ Vipul Patel
                                          --------------------------------------
                                       Name Printed:  Vipul Patel
                                                    ----------------------------
                                       Title:   Vice President
                                             -----------------------------------

                                       ATLANTIC FINANCIAL GROUP, LTD., as Lessor
                                          and Borrower

                                       By:  Atlantic Financial Managers, Inc.,
                                            its General Partner




                                       By:  /s/ Stephen S. Brookshire
                                          --------------------------------------
                                       Name Printed:  Stephen S. Brookshire
                                                    ----------------------------
                                       Title:  President
                                             -----------------------------------

                                       SUNTRUST BANK, as a Lender



                                       By:   /s/ Vipul Patel
                                          --------------------------------------
                                       Name Printed:  Vipul Patel
                                                    ----------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       BANK OF AMERICA, N.A., as a Lender



                                       By: /s/ Richard G. Parkhurst, Jr.
                                          --------------------------------------
                                       Name Printed: Richard G. Parhurst, Jr.
                                                    ----------------------------
                                       Title:  Managing Director
                                             -----------------------------------

                                       FLEET NATIONAL BANK, as a Lender



                                       By:   /s/ Robert W. MacElhiney
                                          --------------------------------------
                                       Name Printed:  Robery W. MacElhiney
                                                    ----------------------------
                                       Title:  Director
                                             -----------------------------------

                                       FIRSTAR BANK, N.A., as a Lender



                                       By: /s/ Russell S. Rogers
                                          --------------------------------------
                                       Name Printed:  Russell S. Rogers
                                                    ----------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       AMSOUTH BANK, as a Lender



                                       By: /s/ J. Harvey White
                                          --------------------------------------
                                       Name Printed: J. Harvey White
                                                    ----------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------

                                       WACHOVIA BANK, N.A., as a Lender



                                       By: /s/ Karen E. Reel
                                          --------------------------------------
                                       Name Printed:   Karen E. Reel
                                                    ----------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       SOUTHTRUST BANK, N.A., as a Lender



                                       By: /s/ Bradford Vieira
                                          --------------------------------------
                                       Name Printed: Bradford Vieira
                                                    ----------------------------
                                       Title:  A.V.P.
                                             -----------------------------------

                                    GUARANTY

                                      from


                               RUBY TUESDAY, INC.

                           Dated as of April 30, 2001

                                TABLE OF CONTENTS

                                                                     Page

SECTION 1.  Guaranty...................................................2

SECTION 2.  Bankruptcy.................................................3

SECTION 3.  Right of Set-Off...........................................3

SECTION 4.  Continuing Guaranty........................................3

SECTION 5.  Reinstatement..............................................4

SECTION 6.  Certain Actions............................................4

SECTION 7.  Application................................................5

SECTION 8.  Waiver.....................................................5

SECTION 9.  Assignment.................................................5

SECTION 10.  Miscellaneous.............................................5

         THIS GUARANTY, dated as of April 30, 2001 (as amended from time to time, this "Guaranty"), is made by Ruby Tuesday, Inc., a Georgia corporation ("Ruby Tuesday" or the "Guarantor").

                              W I T N E S S E T H:

         WHEREAS, Ruby Tuesday, as Lessee and Guarantor, Atlantic Financial Group, Ltd., as Lessor, the financial institutions party thereto, as Lenders, and SunTrust Bank, as Agent, have entered into that certain Master Agreement, dated as of April 30, 2001 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

         WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on each Closing Date that the Guarantor execute and deliver this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on each Closing Date; and

         WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantor; and

         WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantor;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

         SECTION 1. Guaranty. The Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving Guarantor, or any other Person and, if interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and earnings as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "Liabilities", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessee under the Lease (including, without limitation, Basic Rent, Supplemental Rent and Recourse Deficiency Amounts), the Master Agreement (including the unused fee), the Construction Agency Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, the Lessor's Invested Amount and accrued Yield thereon and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Assignment of Leases and Rents, the Mortgages, the Notes or any other Operative Document; provided, however, that, notwithstanding anything to the contrary contained herein, the Guarantor will not be obligated under any circumstances to pay under this Guaranty, and the term "Liabilities" shall not include, any amounts greater than that which the Lessee would have had to pay, under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee), plus all reasonable costs actually incurred of enforcing this Guaranty; and provided, further that with respect to indemnities that arise pursuant to Section 7.1 of the Master Agreement with respect to any Construction Land Interest during the Construction Term therefor, only the Lessor may make a claim under this Guaranty.

         By way of extension and not in limitation of any of its other obligations hereunder, but subject to the immediately preceding sentence, the Guarantor stipulates and agrees that in the event any foreclosure proceedings are commenced and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities, shall be treated as part of the Liabilities, and the Guarantor unconditionally guarantees the full and prompt payment of such judgment.

         SECTION 2. Bankruptcy. The Guarantor agrees that, in the event of the dissolution, bankruptcy or insolvency of the Guarantor, or the inability or failure of the Guarantor generally to pay debts as they become due, or an assignment by the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Guarantor under any bankruptcy, insolvency or similar laws, which event occurs at a time when any of the Liabilities are not then be due and payable, the Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

         SECTION 3. Right of Set-Off. To secure all obligations of the Guarantor hereunder, each Funding Party shall have a right to set-off, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the Guarantor hereunder against any and all balances, credits, deposits, accounts or moneys of or in the Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any Funding Party or any agent or bailee for any Funding Party, and apply any such amounts toward the payment of the Liabilities then due in such order as in accordance with the Operative Documents. Each Funding Party promptly shall notify the Guarantor of the exercise by such Funding Party of any setoff; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 4. Continuing Guaranty. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of prompt and, subject to the limitations contained herein, complete payment and performance (and not merely of collection), and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor) until the termination of the Commitments and the full and final payment of all of the Liabilities. The Guarantor shall pay all amounts due hereunder without counterclaim, set-off, deduction or abatement.

         SECTION 5. Reinstatement. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

         SECTION 6. Certain Actions. The Funding Parties may, from time to time at their discretion and, except as expressly provided for under the Operative Documents, without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in the Lessee's interests in the Lease and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause
(e) being hereby expressly waived by the Guarantor to the extent permitted by law).

         SECTION 7. Application. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in Section 3 of the Loan Agreement.

         SECTION 8. Waiver. Subject in each event to the notice, if any, otherwise expressly required under the Operative Documents, the Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) except as provided to the contrary in the Operative Documents, all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         SECTION 9. Assignment. Subject to Section 6 of the Master Agreement, each Funding Party may, from time to time, at its sole discretion and without notice to the Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

         SECTION 10. Miscellaneous. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantor's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of the Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor's obligations under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty which have not been satisfied as of the date hereof.

         This Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns; and all references herein to the Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person; provided that the Guarantor shall not assign, other than by operation of law, its obligations hereunder without the prior written consent of the Funding Parties.

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         The Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by delivering a copy thereof to it at its address set forth below or at such other address of which the other parties to the Master Agreement shall have been notified pursuant to Section 8.2 of the Master Agreement; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

         All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement.

         THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                                       RUBY TUESDAY, INC.


                                       By: /s/ J. Russell Mothershed
                                       Name Printed: J. Russell Mothershed
                                       Title: Senior Vice President

         SUBSIDIARY GUARANTY AGREEMENT dated as of April 30, 2001, among each of the Subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of Ruby Tuesday, Inc., a Georgia corporation (the "Lessee"), and SunTrust Bank, a Georgia banking corporation as agent (the "Agent") for the Lenders (as defined in the Master Agreement referred to below).

         Reference is made to the Master Agreement dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"), among the Lessee, Atlantic Financial Group, Ltd. (the "Lessor"), certain financial institutions party thereto (the "Lenders") and SunTrust Bank, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Master Agreement.

         The Funding Parties have agreed to make Advances to the Lessee, pursuant to, and upon the terms and subject to the conditions specified in, the Master Agreement. Each of the Guarantors is a direct or indirect wholly-owned Subsidiary of the Lessee and acknowledges that it will derive substantial benefit from the making of the Advances by the Funding Parties. The obligations of the Funding Parties to make Advances are conditioned on, among other things, the execution and delivery by the Guarantors of a Subsidiary Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Funding Parties to make Advances, the Guarantors are willing to execute this Subsidiary Guaranty Agreement.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. Guaranty. Each Guarantor unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of all of the Obligations (as hereinafter defined), including interest and earnings on any such Obligations, whether accruing before or after any bankruptcy or insolvency case or proceeding involving the Lessee or any Guarantor, or any other Person and, if interest or earnings on any portion of such Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and earnings as would have accrued on any such portion of such Obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Obligations or any part thereof, and in enforcing this Subsidiary Guaranty Agreement. The term "Obligations", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessee under the Lease (including, without limitation, Basic Rent, Supplemental Rent and Recourse Deficiency Amount), the Master Agreement (including the unused fee), the Construction Agency Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, the Lessor's Invested Amount and accrued Yield thereon and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Assignment of Leases and Rents, the Mortgages, the Notes or any other Operative Document; provided, however, that, notwithstanding anything to the contrary contained herein, the Guarantors will not be obligated under any circumstances to pay under this Subsidiary Guaranty Agreement, and the term "Obligations" shall not include, any amounts greater than that which the Lessee would have had to pay under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee), plus all reasonable costs actually incurred of enforcing this Subsidiary Guaranty Agreement; and provided, further that with respect to indemnities that arise pursuant to Section 7.1 of the Master Agreement with respect to any Construction Land Interest during the Construction Term therefor, only the Lessor may make a claim under this Subsidiary Guaranty Agreement. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

         SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Lessee of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agent or any Funding Party to assert any claim or demand or to enforce or exercise any right or remedy against the Lessee or any other Guarantor under the provisions of any Operative Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Subsidiary Guaranty Agreement, any other Operative Document or any other agreement, including with respect to any other Guarantor under this Subsidiary Guaranty Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Agent or any Funding Party.

         SECTION 3. Guaranty of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any Funding Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent or any Funding Party in favor of the Lessee or any other person.

         SECTION 4. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any Funding Party to assert any claim or demand or to enforce any remedy under the Lease, any other Operative Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

         SECTION 5. Defenses of Lessee Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Lessee or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Lessee, other than the final and indefeasible payment in full in cash of the Obligations. The Agent and the Funding Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Lessee or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Lessee or any other Guarantor or guarantor, as the case may be, or any security.

         SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any Funding Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Lessee or any other Obligor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for the benefit of the Funding Parties in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Agent, all rights of such Guarantor against the Lessee arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Lessee now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Lessee, such amount shall be held in trust for the benefit of the Agent and the Funding Parties and shall forthwith be paid to the Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Operative Documents.

         SECTION 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Lessee's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the Funding Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

         SECTION 8.        Representations and Warranties.  Each Guarantor
                           ------------------------------
represents and warrants as to itselfthat all representations and warranties relating to it (as a Subsidiary of the Lessee) contained in the Master Agreement are true and correct.

         SECTION 9. Termination. The guaranties made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and the Funding Parties have no further commitment to advance under the Master Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Funding Party or any Guarantor upon the bankruptcy or reorganization of the Lessee, any Guarantor or otherwise.

         SECTION 10. Binding Effect; Several Agreement; Assignments. Whenever in this Subsidiary Guaranty Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Subsidiary Guaranty Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Subsidiary Guaranty Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Agent, and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Guarantor and the Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Agent and the Funding Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock or other equity interest of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Master Agreement, such Guarantor shall be released from its obligations under this Subsidiary Guaranty Agreement without further action, and upon request of the Guarantor or the Lessee, the Agent will execute and deliver to the Lessee, at the Lessee's expense, such additional documents, instruments or agreements (all of which shall be prepared by the Lessee) as the Lessee or Guarantor shall reasonably request to further evidence the termination of this Subsidiary Guaranty Agreement. This Subsidiary Guaranty Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

         SECTION 11. Waivers; Amendment. (a) No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the Funding Parties under the other Operative Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Subsidiary Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.

         (b) Neither this Subsidiary Guaranty Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Agent, with the prior written consent of the Required Funding Parties (except as otherwise provided in the Master Agreement).

         SECTION 12.       Governing Law.  THIS SUBSIDIARY GUARANTY AGREEMENT
                           -------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Master Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.

         SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Subsidiary Guaranty Agreement or the other Operative Document shall be considered to have been relied upon by the Agent and the Funding Parties and shall survive the making by the Funding Parties of the Advances regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any other fee or amount payable under this Subsidiary Guaranty Agreement or any other Operative Document is outstanding and unpaid and as long as the Commitments have not been terminated.

         (b) In the event one or more of the provisions contained in this Subsidiary Guaranty Agreement or in any other Operative Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 15. Counterparts. This Subsidiary Guaranty Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section
10), and shall become effective as provided in Section 10. Delivery of an executed signature page to this Subsidiary Guaranty Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Subsidiary Guaranty Agreement.

         SECTION 16.       Rules of Interpretation. The rules of interpretation
                           -----------------------
specified in Appendix A of the Master Agreement shall be applicable to this Subsidiary Guaranty Agreement.

         SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia State court or Federal court of the United States of America sitting in Atlanta, Georgia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subsidiary Guaranty Agreement or the other Operative Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Subsidiary Guaranty Agreement shall affect any right that the Agent or any Funding Party may otherwise have to bring any action or proceeding relating to this Subsidiary Guaranty Agreement or the other Operative Documents against any Guarantor or its properties in the courts of any jurisdiction.

         (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty Agreement or the other Operative Documents in any Georgia State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Subsidiary Guaranty Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Subsidiary Guaranty Agreement will affect the right of any party to this Subsidiary Guaranty Agreement to serve process in any other manner permitted by law.

         SECTION 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUBSIDIARY GUARANTY AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUBSIDIARY GUARANTY AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

         SECTION 19. Additional Guarantors. Pursuant to Section 5.10 of the Master Agreement, each Subsidiary Guarantor that was not in existence on the date of the Master Agreement is required to enter into this Subsidiary Guaranty Agreement as a Guarantor upon becoming a Subsidiary Guarantor. Upon execution and delivery after the date hereof by the Agent and such Subsidiary Guarantor of an instrument in the form of Annex 1, such Subsidiary Guarantor shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Subsidiary Guaranty Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Subsidiary Guaranty Agreement.

         SECTION 20. Waiver of Certain Damages. To the extent permitted by applicable law, no Guarantor shall assert and each Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Subsidiary Guaranty Agreement or any agreement or instrument contemplated hereby, the transactions contemplated herein, any Advance or the use of proceeds thereof.

         Section 21.       Savings Clause.  It is the intent of each Guarantor
                           ---------------
and the Funding Parties that each Guarantor's maximum obligations hereunder shall be, but not in excess of:

                  (a) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code on or within one year from the date on which any of the Obligations are incurred, the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor to the Funding Parties) to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or
         (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (b) in a case or proceeding commenced by or against any Guarantor under the Bankruptcy Code subsequent to one year from the date on which any of the Obligations are incurred, the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor to the Funding Parties) to be avoidable or unenforceable against such Guarantor under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                  (c) in a case or proceeding commenced by or against any Guarantor under any law, statute or regulation other than the Bankruptcy Code (including, without limitation, any other bankruptcy, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar debtor relief laws), the maximum amount which would not otherwise cause the Obligations (or any other obligations of such Guarantor to the Funding Parties) to be avoidable or unenforceable against such Guarantor under such law, statute or regulation including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

(The substantive laws under which the possible avoidance or unenforceability of the Obligations (or any other obligations of such Guarantor to the Funding Parties) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

                  (d) To the extent set forth in Sections 21(a),(b), and (c), but only to the extent that the Obligations would otherwise be subject to avoidance under the Avoidance Provisions, if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for the Obligations, or if the Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Obligations are deemed to have been incurred under the Avoidance Provisions and after giving effect to the contribution by such Guarantor, the maximum Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations (or any other obligations of such Guarantor to the Funding Parties), as so reduced, to be subject to avoidance under the Avoidance Provisions. This Section 21 is intended solely to preserve the rights of the Funding Parties hereunder to the maximum extent that would not cause the Obligations of such Guarantor to be subject to avoidance under the Avoidance Provisions, and neither the Guarantors nor any other Person shall have any right or claim under this Section 21 as against the Funding Parties that would not otherwise be available to such Person under the Avoidance Provisions.

         SECTION 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Funding Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Funding Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Subsidiary Guaranty Agreement and the other Operative Documents held by such Funding Party, irrespective of whether or not such Person shall have made any demand under this Subsidiary Guaranty Agreement or any other Operative Document and although such obligations may be unmatured. The rights of each Funding Party under this
Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Funding Party may have.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       RUBY TUESDAY BUSINESS
                                         DEVELOPMENT, INC.



                                      By: /s/ J. Russell Mothershed
                                         --------------------
                                      Name: J. Russell Mothershed
                                      Title: President


                                       RUBY TUESDAY, LLC



                                      By: /s/ Daniel T. Cronk
                                         --------------------
                                      Name: Daniel T. Cronk
                                      Title: Vice President

                                      SUNTRUST BANK, as Agent


                                      By: /s/ Vipul Patel
                                         --------------------
                                      Name: Vipul Patel
                                      Title:Vice President

                 SCHEDULE I TO THE SUBSIDIARY GUARANTY AGREEMENT






Guarantor(s)                                 Address
----------------------------------------- --------------------------------------
Ruby Tuesday Business Development, Inc.      300 Delaware Avenue, Suite 907
                                             Wilmington, Delaware 19801
----------------------------------------- --------------------------------------
Ruby Tuesday, LLC                            150 West Church Avenue
                                             Maryland, Tennessee   37801
----------------------------------------- --------------------------------------

                  ANNEX 1 TO THE SUBSIDIARY GUARANTY AGREEMENT


         SUPPLEMENT NO. [ ] dated as of [ ], to the Subsidiary Guaranty Agreement (as amended from time to time, the "Guaranty Agreement") dated as of April 30, 2001 among each of the subsidiaries listed on Schedule I thereto (each such Subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of RUBY TUESDAY, INC., a Georgia corporation (the "Lessee"), and SUNTRUST BANK, a Georgia banking corporation, as Agent (the "Agent") for the Lenders (as defined in the Master Agreement referred to below).

         A. Reference is made to the Master Agreement dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"), among the Lessee, Atlantic Financial Group, Ltd., the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and in Appendix A to the Master Agreement.

         C. The Guarantors have entered into the Guaranty Agreement in order to induce the Funding Parties to make Advances. Pursuant to Section 5.10 of the Master Agreement, each Subsidiary Guarantor that was not in existence or not a Subsidiary Guarantor on the date of the Master Agreement is required to enter into the Guaranty Agreement as a Guarantor upon becoming a Subsidiary Guarantor.
Section 19 of the Guaranty Agreement provides that additional Subsidiaries of the Lessee may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Lessee (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Master Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Funding Parties to make additional Advances and as consideration for Advances previously made.

         Accordingly, the Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 19 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Agent and the Funding Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guaranty Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Lessee.

         SECTION 8. The New Guarantor agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges actually incurred of counsel for the Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

                                     [Name of New Guarantor]


                                     By:
                                        --------------------
                                     Name:
                                     Title:
                                     Address:


                                     SUNTRUST BANK, as Agent

                                     By:
                                        --------------------
                                     Name:

INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of April 30, 2001 , among RUBY TUESDAY, INC., a Georgia corporation (the "Lessee"), each Subsidiary listed on Schedule I hereto (the "Guarantors"), SUNTRUST BANK, a Georgia banking corporation, as agent (in such capacity, the "Agent") for the Lenders (as defined in the Master Agreement referred to below).

         Reference is made to (a) the Master Agreement dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"), among the Lessee, Atlantic Financial Group, Ltd. (the "Lessor"), the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as Agent, and (b) the Subsidiary Guaranty Agreement dated as April 30, 2001 , among the Guarantors and the Agent (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Master Agreement.

         The Funding Parties have agreed to make Advances to the Lessee pursuant to, and upon the terms and subject to the conditions specified in, the Master Agreement. The Guarantors have guaranteed such Advances and the other Obligations (as defined in the Subsidiary Guaranty Agreement) of the Lessee under the Operative Documents pursuant to the Subsidiary Guaranty Agreement. The obligations of the Funding Parties to make Advances are conditioned on, among other things, the execution and delivery by the Lessee and the Guarantors of an agreement in the form hereof.

         Accordingly, the Lessee, each Guarantor and the Agent agree as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Lessee agrees that in the event a payment shall be made by any Guarantor under the Subsidiary Guaranty Agreement, the Lessee shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

         SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Subsidiary Guaranty Agreement and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Lessee as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Lessee or any Guarantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

         SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any of the Commitments under the Master Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Funding Party or any Guarantor upon the bankruptcy or reorganization of the Lessee, any Guarantor or otherwise.

         SECTION 5.        Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY,
                           -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Lessee, the Guarantors and the Agent, with the prior written consent of the Required Funding Parties (except as otherwise provided in the Master Agreement).

         SECTION 7.        Notices.  All communications and notices hereunder
                           -------
shall be in writing and given as provided in the Subsidiary Guaranty Agreement and addressed as specified therein.

         SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Lessee nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Funding Parties. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Subsidiary Guaranty Agreement in accordance with such Subsidiary Guaranty Agreement and the Master Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

         SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Lessee and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Operative Documents shall be considered to have been relied upon by the Agent, the Funding Parties and each Guarantor and shall survive the making by the Funding Parties of the Advances, and shall continue in full force and effect as long as the principal of or any accrued interest on any Advance or any other fee or amount payable under the Master Agreement or this Agreement or under any of the other Operative Documents is outstanding and unpaid and as long as the Commitments have not been terminated.

         (b) In case one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 11.       Rules of Interpretation. The rules of interpretation
                           -----------------------
specified in Appendix A to the Master Agreement shall be applicable to this Agreement.

         SECTION 12. Additional Guarantors. Pursuant to Section 5.10 of the Master Agreement, each Subsidiary Guarantor of the Lessee that was not in existence or not such a Subsidiary Guarantor on the date of the Master Agreement is required to enter into the Subsidiary Guaranty Agreement as Guarantor upon becoming such a Subsidiary Guarantor. Upon the execution and delivery, after the date hereof, by the Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                                       RUBY TUESDAY, INC.


                                       By: /s/ J. Russell Mothershed
                                          -------------------
                                       Name: J. Russell Mothershed
                                       Title: Senior Vice President


                                       RUBY TUESDAY BUSINESS DEVELOPMENT, INC.


                                       By: /s/ J. Russell Mothershed
                                          -------------------
                                       Name: J. Russell Mothershed
                                       Title: President


                                       RUBY TUESDAY, LLC


                                       By: /s/ Daniel T. Cronl
                                          -------------------
                                       Name: Daniel T. Cronk
                                       Title: Vice President

                                       SUNTRUST BANK, as Agent


                                       By: /s/ Vipul Patel
                                          --------------------
                                       Name: Vipul Patel
                                       Title: Vice President

                                   SCHEDULE I
                          TO THE INDEMNITY, SUBROGATION
                           AND CONTRIBUTION AGREEMENT


Guarantors

---------------------------------------- ---------------------------------------
Name                                     Address
---------------------------------------- ---------------------------------------
Ruby Tuesday Business Development, Inc.  300 Delaware Avenue, Suite 907
                                         Wilmington, Delaware 19801
---------------------------------------- ---------------------------------------
Ruby Tuesday, LLC                        150 West Church Avenue
                                         Maryland, Tennessee   37801
---------------------------------------- ---------------------------------------

                                   ANNEX I TO
                         THE INDEMNITY, SUBROGATION AND
                             CONTRIBUTION AGREEMENT


         SUPPLEMENT NO. [ ] dated as of [ ], to the Indemnity, Subrogation and Contribution Agreement dated as of April __, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement") among RUBY TUESDAY, INC., a Georgia corporation (the "Lessee"), each Subsidiary listed on Schedule I thereto (the "Guarantors") and SUNTRUST BANK, a Georgia banking corporation, as agent (the "Agent") for the Lenders (as defined in the Master Agreement referred to below).

         A. Reference is made to (a) the Master Agreement dated as of April __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"), among the Lessee, Atlantic Financial Group, Ltd., the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, as the Agent, and (b) the Subsidiary Guaranty Agreement dated as April __, 2001, among the Guarantors and the Agent (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty Agreement").

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Master Agreement.

         C. The Lessee and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Funding Parties to make Advances. Pursuant to Section 5.10 of the Master Agreement, each Subsidiary Guarantor that was not in existence or not such a Subsidiary Guarantor on the date of the Master Agreement is required to enter into the Subsidiary Guaranty Agreement as a Guarantor upon becoming a Subsidiary Guarantor. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Master Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Funding Parties to make additional Advances and as consideration for Advances previously made.

         Accordingly, the Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as Guarantor thereunder. Each reference to a Guarantor in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Agent and the Funding Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of the New Guarantor and the Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

         SECTION 8. The New Guarantor agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

         IN WITNESS WHEREOF, the New Guarantor and the Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                        [Name of New Guarantor]


                                         By:
                                            ---------------------
                                         Name:
                                         Title:
                                         Address:


                                         SUNTRUST BANK, as Agent


                                         By:
                                            ---------------------
                                         Name:
                                         Title:

                    SCHEDULE I TO SUPPLEMENT NO. ____ TO THE
                INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT



Guarantors


Name